                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-06279

                       Harris Associates Investment Trust
               (Exact name of Registrant as specified in charter)

                      Two North La Salle Street, Suite 500
                          Chicago, Illinois 60602-3790
               (Address of principal executive offices) (Zip Code)

John R. Raitt                            Cameron S. Avery
Harris Associates L.P.                   Bell, Boyd & Lloyd LLC
Two North La Salle Street, #500          Three First National Plaza, #3100
Chicago, Illinois 60602                  Chicago, Illinois 60602

                    (Name and address of agents for service)

Registrant's telephone number, including area code: (312) 621-0600

Date of fiscal year end: 09/30/04

Date of reporting period: 09/30/04

ITEM 1. REPORTS TO SHAREHOLDERS.

[GRAPHIC]

THE OAKMARK FUND

THE OAKMARK SELECT FUND

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK GLOBAL FUND

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND


ANNUAL REPORT

SEPTEMBER 30, 2004


ADVISED BY HARRIS ASSOCIATES L.P.

[OAKMARK FAMILY OF FUNDS LOGO]

THE OAKMARK FAMILY OF FUNDS

2004 ANNUAL REPORT

PRESIDENT'S LETTER                                                               1

SUMMARY INFORMATION                                                              2

FUND EXPENSES                                                                    4

COMMENTARY ON THE OAKMARK AND OAKMARK SELECT FUNDS                               6

THE OAKMARK FUND
   Letter from the Portfolio Managers                                            8
   Schedule of Investments                                                       9

THE OAKMARK SELECT FUND
   Letter from the Portfolio Managers                                           13
   Schedule of Investments                                                      14

THE OAKMARK EQUITY AND INCOME FUND
   Letter from the Portfolio Managers                                           16
   Schedule of Investments                                                      18

THE OAKMARK GLOBAL FUND
   Letter from the Portfolio Managers                                           25
   Global Diversification Chart                                                 27
   Schedule of Investments                                                      28

COMMENTARY ON THE INTERNATIONAL AND INTERNATIONAL SMALL CAP FUNDS               33

THE OAKMARK INTERNATIONAL FUND
   Letter from the Portfolio Managers                                           34
   International Diversification Chart                                          35
   Schedule of Investments                                                      36

THE OAKMARK INTERNATIONAL SMALL CAP FUND
   Letter from the Portfolio Managers                                           42
   International Diversification Chart                                          43
   Schedule of Investments                                                      44

FINANCIAL STATEMENTS
   Statements of Assets and Liabilities                                         50
   Statements of Operations                                                     52
   Statements of Changes in Net Assets                                          54
   Notes to Financial Statements                                                60

TRUSTEES AND OFFICERS                                                           79

OAKMARK PHILOSOPHY AND PROCESS                                                  82

THE OAKMARK GLOSSARY                                                            83

                      FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

PRESIDENT'S LETTER

DEAR FELLOW SHAREHOLDERS,

World markets turned in mixed results in the third quarter. The broader stock market indices showed small gains or losses, with small and mid-cap stocks worldwide generally outperforming large caps. Our Funds also achieved mixed results in the quarter, either slightly leading or lagging behind their benchmarks. Importantly, year to date, all of our six funds have posted positive absolute returns, and most have beaten their benchmarks as well.

THE ECONOMY AND THE MARKET

Despite slowing economic growth, we still believe that most businesses will continue to report higher earnings. The Fed has raised short-term rates, but long rates, which we view as more important to the stock market, remain relatively unchanged. Energy prices are also a concern, but we believe they should not significantly slow growth. Yet some recent market volatility has created opportunities to buy excellent companies at attractive prices, particularly in international markets. So, we still believe that equities' prospective returns remain attractive compared to other asset classes.

DON'T FORGET OUR ANALYSTS!

Mutual fund manager incentives and compensation have attracted considerable attention over the past year. Listening to this debate--and the complete inattention to the role of analysts--we are reminded of how much the investment process at Oakmark differs from the industry norm.

The traditional mutual fund industry investment process places the portfolio manager in a starring and a directing role. Portfolio managers are in charge. They direct the research agenda, make their own stock calls, and dominate the compensation pool. Analysts serve the portfolio managers and aspire to become a PM themselves one day, so that they can become well paid.

At Oakmark, our process is research driven and team oriented. Analysts on our investment team play an equal role with portfolio managers. Their bottom-up research drives our investment agenda, and the entire investment team works together to evaluate the merits of an analyst's new idea. (Bill Nygren writes very eloquently about our team approach this quarter in his letter.) Our process depends on quality people, and we set high standards for our analyst hires. Our seasoned analysts have an average of 12 years of experience, and their experience, insight, and investment maturity give us an edge in generating superior performance. It's worth noting that research can be a very rewarding career at Oakmark. Nine of our firm's seventeen partners spend the majority of their time doing stock analysis, and analysts rank among the most highly compensated people at our firm.

Establishing the correct incentives and compensation system is a key component to investment success. However, the right system has to be in place for both portfolio managers AND ANALYSTS. We have paid considerable attention to ensuring that our compensation system ties rewards to an individual's long-term contribution to the Funds' investment success. Our partnership structure, the passion that our team has for our business, and our high fund share ownership reinforce this alignment.

[PHOTO OF JOHN R. RAITT]

OAKMARK BOARD ELECTS A NEW CHAIRMAN

After leading the Oakmark board since the inception of the Funds in 1991, Victor Morgenstern has stepped down as chairman. Gary N. Wilner, M.D., an Oakmark trustee since 1993, has been elected to serve as the new chairman. Gary brings dedication, leadership, and long tenure as an Oakmark trustee to his new position. I would like to thank Victor for his many years of service to Oakmark shareholders as Oakmark chairman; he will continue to serve as an Oakmark board member.

LIQUIDATION OF THE OAKMARK SMALL CAP FUND

Our goal has always been to deliver superior long-term performance to our shareholders. When we concluded recently that we could not achieve this with The Oakmark Small Cap Fund, we decided that the best step was to close and liquidate the Fund. We are committed to act with integrity and honesty with our clients and we believe that this action underlines that commitment. We completed the liquidation of the Fund on September 28.

FUND DISTRIBUTION POLICY

Most of Oakmark's shareholders, like us, are taxable investors. As shareholders and fiduciaries, we strive to maximize the long-term, after-tax return of our investments. Inevitably, however, we are forced to recognize taxable income--and that's a good thing! This year we plan to pay annual capital gains and income distributions in mid-December (a little later than we historically have) and will post estimates on Oakmark.com in advance of these fund payouts.

Thank you for your continued investment and confidence in The Oakmark Family of Funds. We welcome your comments and questions. You can reach us via e-mail at ContactOakmark@oakmark.com.


/s/ John R. Raitt

JOHN R. RAITT
PRESIDENT OF THE OAKMARK FUNDS
PRESIDENT AND CEO OF HARRIS ASSOCIATES L.P.

THE OAKMARK FAMILY OF FUNDS

     SUMMARY INFORMATION

                                                                                                        THE OAKMARK
                                       THE OAKMARK                      THE OAKMARK                  EQUITY AND INCOME
PERFORMANCE FOR PERIOD                FUND--CLASS I                  SELECT FUND--CLASS I              FUND--CLASS I
ENDED SEPTEMBER 30, 2004(1)              (OAKMX)                          (OAKLX)                         (OAKBX)
---------------------------------------------------------------------------------------------------------------------------
3 MONTHS*                                 -0.64%                            1.00%                           -1.07%
---------------------------------------------------------------------------------------------------------------------------
1 YEAR                                    14.73%                           13.64%                           14.64%
---------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
RETURN FOR:

  3 YEAR                                   6.98%                            7.60%                          10.96%
---------------------------------------------------------------------------------------------------------------------------
  5 YEAR                                   6.39%                           14.29%                          13.11%
---------------------------------------------------------------------------------------------------------------------------
  10 YEAR                                 10.66%                            N/A                             N/A
---------------------------------------------------------------------------------------------------------------------------
  SINCE INCEPTION                         16.36%                           20.21%                          14.10%
                                         (8/5/91)                        (11/1/96)                       (11/1/95)
---------------------------------------------------------------------------------------------------------------------------
TOP FIVE EQUITY                Washington                      Washington                       Burlington
HOLDINGS AS OF                  Mutual, Inc.            2.8%    Mutual, Inc.            16.1%    Resources Inc.         3.6%
SEPTEMBER 30, 2004(2)          McDonald's                      H&R Block, Inc.           7.5%   XTO Energy, Inc.        3.1%
                                Corporation             2.5%   Yum! Brands, Inc.         6.7%   First Data Corporation  2.8%
                               First Data Corporation   2.4%   First Data Corporation    6.1%   General Dynamics
COMPANY AND % OF TOTAL         H&R Block, Inc.          2.3%   Time Warner, Inc.         4.4%    Corporation            2.6%
NET ASSETS                     Yum! Brands, Inc.        2.3%                                    Diageo plc              2.6%
---------------------------------------------------------------------------------------------------------------------------
SECTOR                         Consumer                        Consumer                         U.S. Government
ALLOCATION AS OF                Discretionary          40.4%    Discretionary           35.3%    Securities            39.1%
SEPTEMBER 30, 2004             Financials              15.3%   Financials               24.3%   Industrials            10.4%
                               Consumer Staples        12.0%   Industrials              12.7%   Health Care             9.0%
                               Industrials             10.2%   Information                      Consumer
SECTOR AND % OF                Health Care              9.6%    Technology              11.3%    Discretionary          8.6%
MARKET VALUE                   Information                     Health Care              11.1%   Consumer Staples        8.6%
                                Technology              8.1%   Energy                    4.1%   Energy                  8.5%
                               Energy                   3.7%   Telecommunication                Financials              6.4%
                               Telecommunications               Services                 1.2%   Information
                                Services                0.7%                                     Technology             6.2%
                                                                                                Foreign Government
                                                                                                 Securities             2.4%
                                                                                                Materials               0.8%
---------------------------------------------------------------------------------------------------------------------------

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data call 1-800-OAKMARK.

* Not annualized

                                                                        THE OAKMARK                     THE OAKMARK
                                       THE OAKMARK                     INTERNATIONAL                   INTERNATIONAL
PERFORMANCE FOR PERIOD             GLOBAL FUND--CLASS I                FUND--CLASS I              SMALL CAP FUND--CLASS I
ENDED SEPTEMBER 30, 2004(1)              (OAKGX)                          (OAKIX)                         (OAKEX)
---------------------------------------------------------------------------------------------------------------------------
3 MONTHS*                                 -2.86%                           -0.16%                           3.69%
---------------------------------------------------------------------------------------------------------------------------
1 YEAR                                    16.54%                           21.92%                          33.94%
---------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
RETURN FOR:

  3 YEAR                                  23.20%                           15.97%                          25.12%
---------------------------------------------------------------------------------------------------------------------------
  5 YEAR                                  17.65%                            9.14%                          12.15%
---------------------------------------------------------------------------------------------------------------------------
  10 YEAR                                  N/A                              9.25%                           N/A
---------------------------------------------------------------------------------------------------------------------------
  SINCE INCEPTION                         15.15%(3)                        11.52%                          11.96%
                                        (8/4/99)                         (9/30/92)                       (11/1/95)
---------------------------------------------------------------------------------------------------------------------------
TOP FIVE EQUITY                Diageo plc               5.1%   GlaxoSmithKline plc       3.9%   Grupo Aeroportuario
HOLDINGS AS OF                 First Data                      Diageo plc                3.5%    del Sureste S.A. de
SEPTEMBER 30, 2004(2)           Corporation             4.8%   Bank of Ireland           3.3%    C.V.                   3.9%
                               Takeda                          Euronext NV               3.3%   Neopost SA              3.8%
                                Pharmaceutical                 Novartis AG               2.9%   Julius Baer Holding
COMPANY AND % OF TOTAL          Co., Ltd.               4.3%                                     Ltd., Zurich           3.7%
NET ASSETS                     GlaxoSmithKline plc      4.2%                                    Gurit-Heberlein AG      3.5%
                               Bank of Ireland          4.0%                                    Ansell Limited          3.4%
---------------------------------------------------------------------------------------------------------------------------
SECTOR                         Health Care             17.2%   Financials               24.1%   Industrials            32.5%
ALLOCATION AS OF               Financials              16.8%   Consumer                         Information
SEPTEMBER 30, 2004             Information                      Discretionary           23.2%    Technology            17.0%
                                Technology             15.5%   Consumer Staples         15.2%   Consumer
                               Consumer Staples        14.8%   Health Care              12.7%    Discretionary         13.0%
SECTOR AND % OF                Consumer                        Materials                 9.1%   Financials             10.5%
MARKET VALUE                    Discretionary          14.0%   Industrials               8.9%   Materials               9.1%
                               Industrials              9.7%   Telecommunication                Consumer Staples        8.7%
                               Materials                6.2%    Services                 4.2%   Health Care             7.1%
                               Energy                   3.9%   Energy                    1.9%   Telecommunication
                               Telecommunication               Information                       Services               2.0%
                                Services                1.8%    Technology               0.5%   Forward Foreign
                               Forward Foreign                 Forward Foreign                   Currency Contracts     0.1%
                                Currency Contracts      0.1%    Currency Contracts       0.2%
---------------------------------------------------------------------------------------------------------------------------

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including investment advisory fees, transfer agent fees, and other fund expenses. The examples below are intended to help shareholders understand the ongoing cost (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

ACTUAL EXPENSES

The following table provides information about actual account values and actual fund expenses for Class I of each Fund. The table shows the expenses a Class I shareholder would have paid on a $1,000 investment in each Fund from April 1, 2004 to September 30, 2004 as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. A Class I shareholder can estimate expenses incurred for the period by dividing the account value at September 30, 2004 by $1,000 and multiplying the result by the number in the Expenses Paid During Period row as shown below.

Certain accounts invested for 90 days or less may be charged a 2% redemption fee. Please consult the Fund's prospectus at www.oakmark.com for more information.

                                                                                                            THE
                                                          THE                             THE             OAKMARK
                           THE             THE          OAKMARK           THE            OAKMARK       INTERNATIONAL
                         OAKMARK         OAKMARK       EQUITY AND        OAKMARK      INTERNATIONAL      SMALL CAP
                           FUND        SELECT FUND     INCOME FUND     GLOBAL FUND        FUND              FUND
-------------------------------------------------------------------------------------------------------------------
BEGINNING
ACCOUNT VALUE          $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
-------------------------------------------------------------------------------------------------------------------
ENDING
ACCOUNT VALUE          $   1,015.80    $     994.60    $   1,007.80    $     985.00    $   1,016.60    $   1,067.20
-------------------------------------------------------------------------------------------------------------------
EXPENSES PAID
DURING PERIOD*         $       5.24    $       5.04    $       4.62    $       6.35    $       6.05    $       7.70
-------------------------------------------------------------------------------------------------------------------
ANNUALIZED
EXPENSE RATIO                  1.04%           1.01%           0.92%           1.28%           1.20%           1.49%
-------------------------------------------------------------------------------------------------------------------

* Expenses are equal to each fund's annualized expense ratio for Class I, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses for Class I of each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the third line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                                            THE
                                                          THE                             THE             OAKMARK
                           THE             THE          OAKMARK           THE            OAKMARK       INTERNATIONAL
                         OAKMARK         OAKMARK       EQUITY AND        OAKMARK      INTERNATIONAL      SMALL CAP
                           FUND        SELECT FUND     INCOME FUND     GLOBAL FUND        FUND              FUND
-------------------------------------------------------------------------------------------------------------------
BEGINNING
ACCOUNT VALUE          $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
-------------------------------------------------------------------------------------------------------------------
ENDING
ACCOUNT VALUE          $   1,019.80    $   1,019.95    $   1,020.40    $   1,018.60    $   1,019.00    $   1,017.55
-------------------------------------------------------------------------------------------------------------------
EXPENSES PAID
DURING PERIOD*         $       5.25    $       5.10    $       4.65    $       6.46    $       6.06    $       7.52
-------------------------------------------------------------------------------------------------------------------
ANNUALIZED
EXPENSE RATIO                  1.04%           1.01%           0.92%           1.28%           1.20%           1.49%
-------------------------------------------------------------------------------------------------------------------

* Expenses are equal to each fund's annualized expense ratio for Class I, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 (to reflect the one-half year period).

THE OAKMARK AND OAKMARK SELECT FUNDS

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

[PHOTO OF BILL NYGREN]

"Teamwork and intelligence win championships."

Michael Jordan

Following the rapid trading scandal in the mutual fund industry, many investors have recently become attracted to hedge funds, and financial services companies are showing increased interest in buying hedge fund management companies. Hedge funds, whose portfolios generally combine long and short equity positions, tend to achieve their best performance relative to the stock market during periods of declining stock prices. We believe that investors chasing recent performance are likely to be disappointed with hedge funds. First, the proliferation of hedge funds makes it much harder to argue that the industry is composed of just a handful of highly talented managers. Although some managers will continue to produce good results, as the hedge fund industry grows we believe the industry must trend toward mediocrity. Second, fee levels have stayed extraordinarily high and in many cases are increasing--in addition to a base fee that is higher than most mutual funds, hedge fund managers normally keep at least 20% of their investors' profits. And finally, most hedge funds compare themselves to the S&P 500(4), which has a negative return for the trailing five years, an unusual event that seems unlikely to recur. So, for all those reasons, we discourage mutual fund investors from experimenting with hedge funds.

Having said that, the history of hedge funds includes some great investors such as Michael Steinhardt, George Soros and Julian Robertson. Following books about Steinhardt and Soros, last quarter JULIAN ROBERTSON--A TIGER IN THE LAND OF BULLS AND BEARS(5) by Daniel Strachman was published. Robertson's investment approach is certainly worthy of study, his Tiger Fund achieved an astonishing eighteen year compound annual growth rate of 32%. As an aside, one of the funniest stories in the book covers how Tiger got its name: it was suggested by Robertson's seven-year old son because that's what his father called everyone whose name he couldn't remember! The marketing department must have been glad he didn't use "dude" or "big guy."

There were certainly many ways Tiger differed from Oakmark. An obvious difference was the product, a hedge fund is designed to appeal to very wealthy investors while a mutual fund appeals to a much broader group of investors. The degree of diversification was also different. Hedge funds generally have a much higher degree of concentration than mutual funds do; therefore, the success or failure of any individual investment can have a very large effect on the fund's performance. We have made a similar argument about our most concentrated Fund, Oakmark Select, relative to the more diversified Oakmark Fund. But hedge funds go a step further. By using borrowed funds, they significantly amplify the positive or negative return of each security--that's why hedge funds are only suited to wealthy investors. In some ways, you could think of a hedge fund as a concentrated mutual fund on steroids! Regarding investment philosophy, a big difference was Tiger's frequent use of big picture, or top-down, bets versus Oakmark's bottom-up, individual stock focus. The book chronicles one of Tiger's most successful bets--that the price of a commodity, copper, would fall sharply. Although Robertson was very successful with so-called "macro" investing, we don't think many investors have that ability, and most importantly, we know we don't, so we don't try.

Despite these differences, what most struck me when reading the book was the important similarities between Tiger and Oakmark. Like Oakmark, Tiger believed in the ability of research to add value: "Robertson didn't operate on tips. In order for him to commit capital, the team would have to see and touch the industry first hand. It was a dirt-under-your-fingernails type of work. Robertson sent his analysts on planes and trains to get as much information as possible." Those same words could easily have been spoken by our Director of Research, Henry Berghoef. Another similarity was the way ideas were presented at
Tiger: "A key part of the research model was the firm's Friday lunch meetings where ideas were presented. The analysts would gather around a table and go through ideas one story at a time, picking apart every little aspect and reviewing every angle of a potential investment opportunity to determine if it was worthy of being in the portfolio." Change that "Friday" to "Tuesday," and it would describe Oakmark's process. Robertson also was quick to react to new information. After an analyst

[SIDENOTE]

                                   HIGHLIGHTS

-    Oakmark starts with the belief that research adds value.

-    Oakmark employs and hires team-oriented individuals.

-    MONEYBALL update - the A's are still value investing.

convinced him that WTD Industries was not attractive, Robertson sold his entire position. Asked to explain the flip-flop, he simply said, "I was wrong." WTD later declared bankruptcy. In previous reports, I have referenced Oakmark's belief that mistake management is as important to our performance as picking our winners.

The most important similarity between Tiger and Oakmark, however, is the concept of team. After studying Tiger, the author concluded, "Non-athletes are fine, but the ones who really shine and become something on the Street are those who were part of a team, understand competition, and know the difference between winning and losing." Our Chief Investment Officer, Bob Levy, is as important to our corporate culture as Robertson was to Tiger's. Bob has often said he likes to hire individuals who enjoy the competition of team sports, but he would rather hire the ones who got cut from the team rather than the star because he knows that their competitive fire is still burning. Robertson certainly shared our belief that hiring decisions are among the most important decisions a firm makes. In fact, during Tiger's rapid growth phase, Robertson spent most of his time hiring analysts. Similarly, no analyst joins Oakmark before being interviewed by our most senior investment people. A tribute to Robertson's success is the reputation of the "Tiger Cubs"--analysts who worked for Tiger and now manage their own hedge funds. Not only are some of today's most successful hedge fund managers ex-Tiger employees, but the book claims these alumni are now responsible for 10% of all the hedge fund assets!

At Oakmark, despite a handful of our people capturing most of the media's attention, the reason for our success is the depth of our team. John Raitt's role as CEO allows our investment people the luxury of focusing on investing rather than on operating the business. Our analysts scour the investment universe in search of those stocks most worthy of consideration for our portfolios. Our traders work on acquiring and disposing of our positions with minimum price impact. That allows our portfolio managers to stay focused on what matters most to performance--which stocks we own. Like a good athletic team, we all have our roles, and the results we achieve reflect the efforts of every team member. As much as we enjoy Budweiser's Leon ad campaign (ANNOUNCER: "There's no I in team" LEON: "Well, there ain't no we either"), I don't think Leon could have worked at Tiger, and I know he couldn't work at Oakmark!


/s/ William C. Nygren

WILLIAM C. NYGREN, CFA
PORTFOLIO MANAGER

bnygren@oakmark.com

P.S.
Speaking of teams, in this space last June, I wrote about the Michael Lewis book, MONEYBALL. The book highlights baseball's Oakland A's method for evaluating players. Using statistical analysis that challenges conventional baseball wisdom, the A's get far more value out of their salary dollars than do most Major League Baseball teams. The similarity between Oakland's "value investing" in baseball players and Oakmark's value investing in the stock market is striking.

So, let's look at the 2004 update. In 2004, the New York Yankees had baseball's highest payroll at $183 million. The A's, at just below $60 million, were spending less than one-third what the Yankees spent. Further, two teams in the A's American League Western Division, the Anaheim Angels and the Seattle Mariners, were spending $101 million and $82 million, respectively. That's 68% and 36% more than the A's. The A's did finish 2004 an amazing twenty-eight games ahead of Seattle and went into the last week of the season ahead of Anaheim. But they fell one game short of capturing their third consecutive division title and fifth consecutive appearance in the playoffs. Despite them coming up short this year, as value investors, we have great admiration for how the A's construct their "portfolio" of players. And this October, they're saying the same thing we are saying in Chicago: "Wait 'til next year!"

THE OAKMARK FUND

     REPORT FROM BILL NYGREN AND KEVIN GRANT, PORTFOLIO MANAGERS

[PHOTO OF BILL NYGREN AND KEVIN GRANT]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (9/30/04) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(4)

                        THE OAKMARK
                       FUND (CLASS I)               S&P 500
    8/1/91               $   10,000               $   10,000
  12/31/91               $   13,020               $   10,909
   3/31/92               $   14,690               $   10,634
   6/30/92               $   15,230               $   10,836
   9/30/92               $   16,800               $   11,178
  12/31/92               $   19,386               $   11,741
   3/31/93               $   20,927               $   12,253
   6/30/93               $   21,494               $   12,313
   9/30/93               $   23,095               $   12,631
  12/31/93               $   25,300               $   12,924
   3/31/94               $   24,242               $   12,434
   6/30/94               $   24,951               $   12,486
   9/30/94               $   26,663               $   13,097
  12/31/94               $   26,138               $   13,095
   3/31/95               $   28,539               $   14,370
   6/30/95               $   30,303               $   15,741
   9/30/95               $   32,841               $   16,992
  12/31/95               $   35,134               $   18,015
   3/31/96               $   36,386               $   18,982
   6/30/96               $   37,661               $   19,834
   9/30/96               $   37,945               $   20,447
  12/31/96               $   40,828               $   22,152
   3/31/97               $   42,456               $   22,746
   6/30/97               $   48,917               $   26,716
   9/30/97               $   52,009               $   28,717
  12/31/97               $   54,132               $   29,542
   3/31/98               $   59,517               $   33,663
   6/30/98               $   57,909               $   34,775
   9/30/98               $   49,899               $   31,316
  12/31/98               $   56,155               $   37,985
   3/31/99               $   55,888               $   39,877
   6/30/99               $   62,332               $   42,688
   9/30/99               $   53,882               $   40,023
  12/31/99               $   50,277               $   45,977
 3/31/2000               $   45,767               $   47,032
 6/30/2000               $   46,950               $   45,783
 9/30/2000               $   49,815               $   45,339
12/31/2000               $   56,201               $   41,791
 3/31/2001               $   60,342               $   36,837
 6/30/2001               $   65,927               $   38,993
 9/30/2001               $   59,986               $   33,269
12/31/2001               $   66,479               $   36,824
 3/31/2002               $   69,250               $   36,926
 6/30/2002               $   63,463               $   31,979
 9/30/2002               $   52,927               $   26,454
12/31/2002               $   56,902               $   28,686
 3/31/2003               $   54,576               $   27,783
 6/30/2003               $   63,826               $   32,059
 9/30/2003               $   64,034               $   32,907
12/31/2003               $   71,301               $   36,914
 3/31/2004               $   72,327               $   37,539
 6/30/2004               $   73,941               $   38,186
 9/30/2004               $   73,467               $   37,473

                                               ANNUAL AVERAGE TOTAL RETURNS
                                                      (AS OF 09/30/04)
                                                                          SINCE
                          TOTAL RETURN                                  INCEPTION
                         LAST 3 MONTHS*    1-YEAR    5-YEAR   10-YEAR   (8/5/91)
--------------------------------------------------------------------------------
OAKMARK FUND (CLASS I)      -0.64%          14.73%     6.39%    10.66%    16.36%
S&P 500                     -1.87%          13.87%    -1.31%    11.08%    10.56%
Dow Jones Average(6)        -2.90%          10.99%     1.43%    12.33%    12.03%
Lipper Large Cap
Value Index(7)              -0.54%          16.69%     1.35%    10.26%    10.29%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark Fund declined in value by 1% last quarter, slightly less than the 2% loss for the S&P 500. Strong gains by Black & Decker, Limited Brands, and Kohl's were offset by losses in Gap, Merck, and MGIC. Year-to-date, Oakmark's 3% gain slightly exceeds the 2% gain for the S&P 500. During the quarter, we sold positions in Hospira, Clorox, Boeing, and Schering Plough. Because the reasons for the sales were so different, we'll explain all four. As mentioned last quarter, we received Hospira as a spinoff from our Abbott holding. As a mid-sized business, Hospira was not consistent with The Oakmark Fund's focus on larger companies. We thought this small position was too cheap to sell last quarter, but after the stock price rose, we no longer saw it as more undervalued than the large businesses we own. Clorox and Boeing were sold for our favorite reason--the stock prices increased to our estimates of business value. Unfortunately, we can't say the same for Schering Plough. When we purchased Schering, we underestimated how rapidly their Claritin franchise would deteriorate and how severely earnings would be hit. Recently, we have enjoyed a good recovery in Schering's stock price (though not enough to eliminate our loss) and felt that management's decision to issue more stock suggested they felt their stock was now appropriately valued. We have also added three new positions: JP Morgan Chase is described below; Viacom and Coca-Cola Enterprises are described on our website.

JP MORGAN CHASE (JPM--$40)

JP Morgan Chase stock peaked in 2000 at $67 per share. Two years later when the stock had fallen to $15, we were not confident that management could turn things around. In July, the company completed the acquisition of Bank One, which brought not only a strong retail bank but also a great manager. Living in Chicago, we saw firsthand Jamie Dimon's success in changing the culture and lowering expenses at Bank One. Now as President and heir apparent of the combined company--JP Morgan, Chase Manhattan, Chemical, Manufacturers Hanover, Bank One, First Chicago, NBD+--we believe Mr. Dimon can achieve aggressive cost cutting goals. At twelve times trailing earnings, JPM might appear appropriately priced relative to other financial services companies; however, we believe cost reductions will produce superior earnings growth.

Best wishes,


/s/ William C. Nygren             /s/ Kevin G. Grant

WILLIAM C. NYGREN, CFA            KEVIN G. GRANT, CFA
Portfolio Manager                 Portfolio Manager
bnygren@oakmark.com               kgrant@oakmark.com

+  These are the seven major banks that now operate as JP Morgan Chase.

THE OAKMARK FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2004

NAME                                                                  SHARES HELD        MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--92.5%

APPAREL RETAIL--4.1%
    Limited Brands                                                      6,000,000    $    133,740,000
    The Gap, Inc.                                                       7,066,700         132,147,290
                                                                                     ----------------
                                                                                          265,887,290

BROADCASTING & CABLE TV--7.3%
    Liberty Media Corporation, Class A (a)                             16,199,400    $    141,258,768
    Comcast Corporation, Special Class A (a)                            4,725,000         131,922,000
    EchoStar Communications Corporation, Class A (a)                    2,975,000          92,582,000
    The DIRECTV Group, Inc. (a)                                         5,012,600          88,171,634
    Liberty Media International, Inc., Class A (a)                        579,970          19,348,959
                                                                                     ----------------
                                                                                          473,283,361

DEPARTMENT STORES--1.9%
    Kohl's Corporation (a)                                              2,550,500    $    122,908,595

HOME IMPROVEMENT RETAIL--2.1%
    The Home Depot, Inc.                                                3,581,500    $    140,394,800

HOTELS, RESORTS & CRUISE LINES--1.2%
    Carnival Corporation (b)                                            1,678,300    $     79,366,807

HOUSEHOLD APPLIANCES--2.3%
    The Black & Decker Corporation                                      1,922,200    $    148,855,168

HOUSEWARES & SPECIALTIES--2.0%
    Fortune Brands, Inc.                                                1,745,600    $    129,331,504

LEISURE PRODUCTS--1.1%
    Mattel, Inc.                                                        3,874,300    $     70,241,059

MOTORCYCLE MANUFACTURERS--1.8%
    Harley-Davidson, Inc.                                               1,962,500    $    116,651,000

MOVIES & ENTERTAINMENT--6.0%
    Time Warner Inc. (a)                                                8,997,700    $    145,222,878
    The Walt Disney Company                                             5,950,000         134,172,500
    Viacom Inc., Class B                                                3,400,000         114,104,000
                                                                                     ----------------
                                                                                          393,499,378

PUBLISHING--2.1%
    Gannett Co., Inc.                                                     884,500    $     74,085,720
    Knight-Ridder, Inc.                                                   916,000          59,952,200
                                                                                     ----------------
                                                                                          134,037,920

RESTAURANTS--4.7%
    McDonald's Corporation                                              5,700,000    $    159,771,000
    Yum! Brands, Inc.                                                   3,674,000         149,384,840
                                                                                     ----------------
                                                                                          309,155,840

NAME                                                                  SHARES HELD        MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--92.5% (CONT.)

SPECIALTY STORES--0.8%
    Toys 'R' Us, Inc. (a)(d)                                            3,125,000    $     55,437,500

BREWERS--2.1%
    Anheuser-Busch Companies, Inc.                                      2,700,000    $    134,865,000

DISTILLERS & VINTNERS--1.7%
    Diageo plc (c)                                                      2,221,000    $    112,005,030

HYPERMARKETS & SUPER CENTERS--2.0%
    Wal-Mart Stores, Inc.                                               2,500,000    $    133,000,000

PACKAGED FOODS & MEATS--4.3%
    General Mills, Inc.                                                 2,506,000    $    112,519,400
    Kraft Foods Inc., Class A                                           2,645,000          83,899,400
    H.J. Heinz Company                                                  2,310,000          83,206,200
                                                                                     ----------------
                                                                                          279,625,000

SOFT DRINKS--1.0%
    Coca-Cola Enterprises, Inc.                                         3,500,000    $     66,150,000

INTEGRATED OIL & GAS--1.8%
    ConocoPhillips                                                      1,435,335    $    118,917,505

OIL & GAS EXPLORATION & PRODUCTION--1.6%
    Burlington Resources Inc.                                           2,506,800    $    102,277,440

ASSET MANAGEMENT & CUSTODY BANKS--1.1%
    The Bank of New York Company, Inc.                                  2,500,000    $     72,925,000

DIVERSIFIED BANKS--1.8%
    U.S. Bancorp                                                        4,100,000    $    118,490,000

LIFE & HEALTH INSURANCE--1.7%
    AFLAC Incorporated                                                  2,767,000    $    108,494,070

OTHER DIVERSIFIED FINANCIAL SERVICES--3.2%
    Citigroup Inc.                                                      2,900,000    $    127,948,000
    JP Morgan Chase & Co.                                               2,000,000          79,460,000
                                                                                     ----------------
                                                                                          207,408,000

THRIFTS & MORTGAGE FINANCE--6.4%
    Washington Mutual, Inc.                                             4,687,300    $    183,179,684
    Fannie Mae                                                          1,995,000         126,483,000
    MGIC Investment Corporation                                         1,640,600         109,181,930
                                                                                     ----------------
                                                                                          418,844,614

BIOTECHNOLOGY--1.1%
    Chiron Corporation (a)                                              1,659,900    $     73,367,580

NAME                                                                  SHARES HELD        MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--92.5% (CONT.)

HEALTH CARE DISTRIBUTORS--1.0%
    AmerisourceBergen Corp                                              1,200,000    $     64,452,000

HEALTH CARE EQUIPMENT--2.0%
    Baxter International Inc.                                           4,000,000    $    128,640,000

PHARMACEUTICALS--4.8%
    Abbott Laboratories                                                 2,837,300    $    120,188,028
    Bristol-Myers Squibb Company                                        4,650,000         110,065,500
    Merck & Co., Inc.                                                   2,600,000          85,800,000
                                                                                     ----------------
                                                                                          316,053,528

AEROSPACE & DEFENSE--3.4%
    Raytheon Company                                                    3,000,000    $    113,940,000
    Honeywell International, Inc.                                       3,050,000         109,373,000
                                                                                     ----------------
                                                                                          223,313,000

BUILDING PRODUCTS--2.2%
    Masco Corporation                                                   4,233,600    $    146,186,208

DIVERSIFIED COMMERCIAL SERVICES--2.3%
    H&R Block, Inc. (d)                                                 3,029,300    $    149,708,006

ENVIRONMENTAL SERVICES--1.5%
    Waste Management, Inc.                                              3,474,300    $     94,987,362

COMPUTER HARDWARE--1.5%
    Sun Microsystems, Inc. (a)                                         24,370,000    $     98,454,800

DATA PROCESSING & OUTSOURCED SERVICES--4.7%
    First Data Corporation                                              3,615,000    $    157,252,500
    SunGard Data Systems, Inc. (a)                                      3,203,700          76,151,949
    Automatic Data Processing, Inc.                                     1,800,000          74,376,000
                                                                                     ----------------
                                                                                          307,780,449

OFFICE ELECTRONICS--1.3%
    Xerox Corporation (a)                                               5,972,400    $     84,091,392

INTEGRATED TELECOMMUNICATION SERVICES--0.6%
    Sprint Corporation                                                  1,961,800    $     39,491,034

    TOTAL COMMON STOCKS (COST: $4,874,825,235)                                          6,038,577,240

NAME                                                                    PAR VALUE        MARKET VALUE
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--8.3%

U.S. GOVERNMENT BILLS--6.0%
    United States Treasury Bills, 1.28% - 1.72%
      due 10/7/2004 - 1/6/2005                                      $ 390,000,000    $    389,158,935

    TOTAL U.S. GOVERNMENT BILLS (COST: $389,182,987)                                      389,158,935

REPURCHASE AGREEMENTS--2.3%
    IBT Repurchase Agreement, 1.62% dated 9/30/2004
      due 10/1/2004, repurchase price $147,506,638
      collateralized by U.S. Government Agency Securities
      with an aggregate market value plus accrued
      interest of $154,875,000                                      $ 147,500,000    $    147,500,000
    IBT Repurchase Agreement, 1.27% dated 9/30/2004
      due 10/1/2004, repurchase price $2,212,884
      collateralized by a U.S. Government Agency Security
      with a market value plus accrued interest of $2,323,446           2,212,806           2,212,806
                                                                                     ----------------

    TOTAL REPURCHASE AGREEMENTS (COST: $149,712,806)                                      149,712,806

    TOTAL SHORT TERM INVESTMENTS (COST: $538,895,793)                                     538,871,741

    Total Investments (Cost $5,413,721,028)--100.8%                                  $  6,577,448,981
    Other Liabilities In Excess Of Other Assets--(0.8)%                                   (51,554,257)
                                                                                     ----------------
    TOTAL NET ASSETS--100%                                                           $  6,525,894,724
                                                                                     ================

(a) Non-income producing security.
(b) Represents a foreign domiciled corporation.
(c) Represents an American Depository Receipt.
(d) See footnote number six in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SELECT FUND

     REPORT FROM BILL NYGREN AND HENRY BERGHOEF, PORTFOLIO MANAGERS

[PHOTO OF BILL NYGREN AND HENRY BERGHOEF]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (9/30/04) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(4)

                    THE OAKMARK
                    SELECT FUND
                     (CLASS I)             S&P 500
  10/31/96           $   10,000           $   10,000
  12/31/96           $   11,420           $   10,543
   3/31/97           $   12,140           $   10,826
   6/30/97           $   14,180           $   12,715
   9/30/97           $   16,340           $   13,668
  12/31/97           $   17,704           $   14,060
   3/31/98           $   20,078           $   16,021
   6/30/98           $   20,462           $   16,551
   9/30/98           $   16,936           $   14,904
  12/31/98           $   20,575           $   18,078
   3/31/99           $   22,766           $   18,979
   6/30/99           $   24,482           $   20,317
   9/30/99           $   22,028           $   19,048
  12/31/99           $   23,557           $   21,882
 3/31/2000           $   25,667           $   22,384
 6/30/2000           $   24,324           $   21,790
 9/30/2000           $   27,432           $   21,578
12/31/2000           $   29,637           $   19,890
 3/31/2001           $   32,826           $   17,532
 6/30/2001           $   35,865           $   18,558
 9/30/2001           $   34,496           $   15,834
12/31/2001           $   37,359           $   17,526
 3/31/2002           $   38,306           $   17,574
 6/30/2002           $   35,206           $   15,220
 9/30/2002           $   29,720           $   12,590
12/31/2002           $   32,699           $   13,653
 3/31/2003           $   32,535           $   13,223
 6/30/2003           $   37,806           $   15,258
  9/3/2003           $   37,820           $   15,662
12/31/2003           $   42,181           $   17,569
 3/31/2004           $   43,214           $   17,866
 6/30/2004           $   42,553           $   18,174
 9/30/2004           $   42,980           $   17,835

                                               ANNUAL AVERAGE TOTAL RETURNS
                                                      (AS OF 09/30/04)
                                                                          SINCE
                                   TOTAL RETURN                         INCEPTION
                                  LAST 3 MONTHS*    1-YEAR    5-YEAR    (11/1/96)
---------------------------------------------------------------------------------
OAKMARK SELECT FUND (CLASS I)          1.00%         13.64%    14.29%      20.21%
S&P 500                               -1.87%         13.87%    -1.31%       7.58%
S&P MidCap 400(8)                     -2.10%         17.55%    10.50%      13.30%
Lipper Mid Cap Value Index(9)         -0.95%         22.69%    10.79%      10.09%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance data quoted represents past performance.

The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark Select Fund increased in value by 1% during the quarter, bringing the calendar year-to-date increase to 2%. Five stocks in the portfolio had double-digit increases: Limited Brands, Sprint, Moody's, Burlington Resources, and Toys R Us. We are pleased with continuing good results at these businesses. Earnings at Burlington are increasing due to higher energy prices, and Toys R Us' decision to explore selling their toy division highlighted its real estate value. We can't tie the price increases for the others to any specific news. On the downside, our double-digit losers were Gap, Office Depot and Janus. Modest sales and earnings disappointments have not significantly changed our favorable long-term outlooks.

No new positions were added, and no existing holdings were eliminated during the quarter. Our largest holding, Washington Mutual (WM), was up slightly after a difficult second quarter. As we previously noted, WM reported a large shortfall in its mortgage banking division. That negative news made WM our worst performer in the second quarter. We did not sell our shares in WM because we had confidence that their retail banking business alone was worth at least the current stock price. Last month, we were pleased to have management report that cost-cutting in mortgage banking is progressing well and that retail banking continues to show good growth. We have kept WM as our largest position because of our confidence that current business value exceeds the stock price, and because of our confidence that business value is likely to grow at an above-average rate.

Shifting gears, this is the time of year when our taxable shareholders typically begin asking about capital gains distributions. The financial statements that appear later in this report show that including all gains taken through September 30, we have a very small capital loss carry forward. Fund distributions are based on October fiscal years, so trading this month will determine whether or not a distribution is necessary. We believe it is probable that no distribution will be needed for 2004, but if one is needed, at least it will be small. Given that our loss carry forward has been virtually exhausted, we can't promise the same for 2005. What we can commit to is that we will continue to manage the Fund to maximize the long-term, after-tax return of our investments.

Best wishes,


/s/ William C. Nygren              /s/ Henry R. Berghoef

WILLIAM C. NYGREN, CFA             HENRY R. BERGHOEF, CFA
Portfolio Manager                  Portfolio Manager
bnygren@oakmark.com                berghoef@oakmark.com

THE OAKMARK SELECT FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2004

NAME                                                                  SHARES HELD        MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--91.9%

APPAREL RETAIL--7.8%
    Limited Brands                                                     10,965,000    $    244,409,850
    The Gap, Inc.                                                      10,060,000         188,122,000
                                                                                     ----------------
                                                                                          432,531,850

LEISURE PRODUCTS--3.8%
    Mattel, Inc.                                                       11,770,900    $    213,406,417

MOVIES & ENTERTAINMENT--4.4%
    Time Warner Inc. (a)                                               15,240,000    $    245,973,600

PUBLISHING--3.1%
    Knight-Ridder, Inc.                                                 2,606,500    $    170,595,425

RESTAURANTS--6.7%
    Yum! Brands, Inc.                                                   9,207,000    $    374,356,620

SPECIALTY STORES--6.6%
    Toys 'R' Us, Inc. (a)(b)                                           11,872,700    $    210,621,698
    Office Depot, Inc. (a)                                             10,419,900         156,611,097
                                                                                     ----------------
                                                                                          367,232,795

OIL & GAS EXPLORATION & PRODUCTION--3.8%
    Burlington Resources Inc.                                           5,183,600    $    211,490,880

ASSET MANAGEMENT & CUSTODY BANKS--2.1%
    Janus Capital Group, Inc.                                           8,444,300    $    114,926,923

SPECIALIZED FINANCE--4.1%
    Moody's Corporation                                                 3,123,600    $    228,803,700

THRIFTS & MORTGAGE FINANCE--16.1%
    Washington Mutual, Inc.                                            22,917,400    $    895,611,992

BIOTECHNOLOGY--3.7%
    Chiron Corporation (a)                                              4,641,100    $    205,136,620

HEALTH CARE SERVICES--3.6%
    IMS Health Incorporated                                             8,303,441    $    198,618,308

PHARMACEUTICALS--3.0%
    Bristol-Myers Squibb Company                                        6,990,200    $    165,458,034

DIVERSIFIED COMMERCIAL SERVICES--11.7%
    H&R Block, Inc. (b)                                                 8,459,800    $    418,083,316
    The Dun & Bradstreet Corporation (a)(b)                             3,934,900         230,978,630
                                                                                     ----------------
                                                                                          649,061,946

                                                                     SHARES HELD/
NAME                                                                    PAR VALUE        MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--91.9% (CONT.)

DATA PROCESSING & OUTSOURCED SERVICES--6.1%
    First Data Corporation                                              7,815,400    $    339,969,900

OFFICE ELECTRONICS--4.2%
    Xerox Corporation (a)                                              16,746,400    $    235,789,312

INTEGRATED TELECOMMUNICATION SERVICES--1.1%
    Sprint Corporation                                                  3,034,600    $     61,086,498

    TOTAL COMMON STOCKS (COST: $3,361,595,896)                                          5,110,050,820

SHORT TERM INVESTMENTS--7.3%

U.S. GOVERNMENT BILLS--4.8%
    United States Treasury Bills, 1.505% - 1.695%
      due 10/21/2004 - 1/6/2005                                     $ 270,000,000    $    269,250,856

    TOTAL U.S. GOVERNMENT BILLS (COST: $269,261,510)                                      269,250,856

REPURCHASE AGREEMENTS--2.5%
    IBT Repurchase Agreement, 1.62% dated 9/30/2004
      due 10/1/2004, repurchase price $138,006,210
      collateralized by U.S. Government Agency Securities
      with an aggregate market value plus accrued
      interest of $144,900,000                                      $ 138,000,000    $    138,000,000
    IBT Repurchase Agreement, 1.27% dated 9/30/2004
      due 10/1/2004, repurchase price $765,690
      collateralized by a U.S. Government Agency Security
      with a market value plus accrued interest of $803,947               765,664             765,664
                                                                                     ----------------

    TOTAL REPURCHASE AGREEMENTS (COST: $138,765,664)                                      138,765,664

    TOTAL SHORT TERM INVESTMENTS (COST: $408,027,174)                                     408,016,520
    Total Investments (Cost $3,769,623,070)--99.2%                                   $  5,518,067,340
    Other Assets In Excess Of Other Liabilities--0.8%                                      42,965,749
                                                                                     ----------------
    TOTAL NET ASSETS--100%                                                           $  5,561,033,089
                                                                                     ================

(a) Non-income producing security.
(b) See footnote number six in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SELECT FUND THE OAKMARK EQUITY AND INCOME FUND

     REPORT FROM CLYDE S. MCGREGOR AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS

[PHOTO OF CLYDE S. MCGREGOR AND EDWARD A. STUDZINSKI]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (9/30/04) AS COMPARED TO THE LIPPER BALANCED FUND INDEX(10)

                    THE OAKMARK
                     EQUITY AND           LIPPER
                    INCOME FUND          BALANCED
                     (CLASS I)          FUND INDEX
  10/31/95          $   10,000          $   10,000
  12/31/95          $   10,240          $   10,473
   3/31/96          $   10,500          $   10,707
   6/30/96          $   11,040          $   10,925
   9/30/96          $   11,110          $   11,213
  12/31/96          $   11,805          $   11,840
   3/31/97          $   12,153          $   11,895
   6/30/97          $   13,430          $   13,178
   9/30/97          $   14,810          $   14,024
  12/31/97          $   14,941          $   14,243
   3/31/98          $   16,233          $   15,370
   6/30/98          $   16,320          $   15,599
   9/30/98          $   15,191          $   14,701
  12/31/98          $   16,792          $   16,392
   3/31/99          $   16,792          $   16,655
   6/30/99          $   18,457          $   17,402
   9/30/99          $   17,518          $   16,682
  12/31/99          $   18,119          $   17,863
 3/31/2000          $   18,924          $   18,396
 6/30/2000          $   18,886          $   18,174
 9/30/2000          $   20,761          $   18,535
12/31/2000          $   21,723          $   18,290
 3/31/2001          $   22,621          $   17,374
 6/30/2001          $   24,445          $   17,984
 9/30/2001          $   23,751          $   16,621
12/31/2001          $   25,635          $   17,698
 3/31/2002          $   26,708          $   17,805
 6/30/2002          $   25,855          $   16,628
 9/30/2002          $   23,640          $   14,986
12/31/2002          $   25,087          $   15,807
 3/31/2003          $   24,515          $   15,516
 6/30/2003          $   27,750          $   17,209
 9/30/2003          $   28,308          $   17,562
12/31/2003          $   30,908          $   18,958
 3/31/2004          $   32,200          $   19,410
 6/30/2004          $   32,803          $   19,384
 9/30/2004          $   32,452          $   19,420

                                               ANNUAL AVERAGE TOTAL RETURNS
                                                      (AS OF 09/30/04)
                                                                          SINCE
                                   TOTAL RETURN                         INCEPTION
                                  LAST 3 MONTHS*    1-YEAR    5-YEAR    (11/1/95)
---------------------------------------------------------------------------------
OAKMARK EQUITY & INCOME
FUND (CLASS I)                        -1.07%         14.64%    13.11%      14.10%
Lipper Balanced Fund Index             0.18%         10.58%     3.08%       7.72%
S&P 500(4)                            -1.87%         13.87%    -1.31%       9.31%
Lehman Govt./Corp. Bond(11)            3.56%          3.33%     7.73%       6.94%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

QUARTER AND ANNUAL REVIEW

Fiscal 2004 was a successful year for The Oakmark Equity and Income Fund, though the fourth quarter proved disappointing. The quarterly result for the Fund was -1%, which lagged behind the breakeven outcome of the Lipper Balanced Fund Index. Yearly returns were more favorable, as the Fund earned 15% contrasted to the Lipper Balanced Fund Index's 11%. In an odd coincidence, the Fund's return for the year is essentially equal to the annualized return of the Fund since inception.

The loss for the quarter derived from unexpectedly bad earnings announcements from an amazing 22% of the equity holdings in the portfolio at the start of the quarter. Offenders included companies from a variety of sectors, especially consumer products (Nestle, Dean Foods, Cool Brands, Diageo), technology (Synopsys, Mentor Graphics, Imation), and distribution (Office Depot, Cardinal Health). It is a surprising development that at this point--in what has been a broad-based economic expansion--so many companies are experiencing earnings difficulty. Clearly, managers have had trouble offsetting the cost increases of raw materials and employee health care.

We do not center our investment process on our ability to correctly forecast future earnings. Earnings outcomes can have a depressingly large impact on Fund returns in any given quarter, but in the long run, our ability to identify mis-priced securities is what we believe will determine our success.

CHANGE IN DURATION

The word "duration" in the title above refers to a mathematical term used to measure sensitivity to changes in interest rates. It is primarily used to describe risk in a fixed income portfolio. Two years ago we began to shorten the maturity structure of the Fund's fixed income holdings. Shortening maturities reduces the price sensitivity (I.E. duration) of a bond to changes in the investing environment. Over this time we (and many of you, given the extraordinary flow of e-mail to us on this subject) judged that economic recovery and fiscal deficits would lead to higher rates of inflation, higher interest rates, and lower bond prices.

Generally, we choose to take on risk in the equity portion of the portfolio because potential return of equities is unbounded. With an equity security, if events play out better than expected, the stock price goes up. With bonds, good fundamental outcomes simply increase the likelihood that you will receive that which already is contractually owed to you. In other words, bonds typically do not reward successful analysis with any excess return. Accordingly, our fixed income approach is always risk averse. Given our perception of abnormal risk in the bond market, by June 30 of this year we had reduced the average maturity and duration of the Fund's fixed income portfolio by half of what it had been in early 2002. This was not cost-free, however, as the lower duration also meant lower interest income to the Fund.

In the quarter just ended we reversed course and extended the duration from 1.7 to 2.8 years. Many factors influenced our thinking. Inflation has remained quiescent, economic growth is moderate, and foreign governments appear to have a limitless appetite for our country's securities. Most important was our observation we had become part of a very narrow consensus that believed long term bonds were unattractive. To our knowledge a consensus has never correctly anticipated a bear market in anything. Accordingly, we have moved back to a more neutral position in our fixed income holdings. We have also modestly increased the proportion of the fixed income portfolio invested in sovereign debt (foreign government issued securities) both to increase our interest income and to provide some hedge against possible weakness in the dollar.

LOW VOLATILITY?

Statisticians can demonstrate that almost all types of investments exhibit considerable volatility in their record of annual returns. For example, stocks are often described as having an expected return of approximately 10%, but the standard deviation (a measure of probability) around that 10% is more than 20%! Simply put, equity returns are very volatile from one year to the next and even within individual years. This calendar year has been an exception, however, as indices of stock prices have stayed confined within a narrow band. Beneath this placid surface, prices of individual stocks continue to be volatile, and this has been true for some of your Fund's most successful holdings. Given that this report closes our fiscal year, we will briefly take note of the year's exceptional contributors.

The Fund's four energy stocks (Burlington Resources, Cabot Oil & Gas, Saint Mary Land & Exploration, and XTO Energy) were large contributors to total return in fiscal 2004. While we could wax eloquent as to the individual attributes of each of these enterprises, the fact of the matter is that rising prices for oil and natural gas lifted the share prices of virtually every company in this area. Aerospace (General Dynamics, Raytheon, Rockwell Collins, and Textron) turned in a strong performance as did a potpourri of industrial names (Honeywell, Monsanto, Plum Creek Timber, and Rockwell Automation). In contrast to other successful years, fiscal 2004 saw the Fund benefit from only one takeover, Apogent Technologies. During the year we sold the Fund's positions in four issues that had contributed substantially to the overall return: Edwards Lifesciences, JC Penney, Laboratory Corporation of America, and Novell.

Many investors currently profess a belief that returns to equities for the next three to five years will be positive but dull--say, between 5 and 8%. Calendar 2004 may well produce a return to stock market indices that falls within that range. While we would prefer to have a differing point of view, we have no argument with this emerging consensus. Realize, however, that three strong up years and two down years could easily produce a 5-year return of 5-8%. We believe that the low volatility of 2004 is more likely to be the exception than the norm.

In closing, we once again thank you, our shareholders, for entrusting us with the management of your capital.


/s/ Clyde S. McGregor       /s/ Edward A. Studzinski

CLYDE S. MCGREGOR, CFA      EDWARD A. STUDZINSKI, CFA
Portfolio Manager           Portfolio Manager
mcgregor@oakmark.com        estudzinski@oakmark.com

[SIDENOTE]

                                   HIGHLIGHTS

- We focus on underlying fundamentals rather than short-term earnings announcements.

- We reversed course from early this year and have extended our bond duration slightly.

- We believe that the low volatility of 2004 is more likely to be the exception than the norm.

THE OAKMARK EQUITY AND INCOME FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2004

NAME                                                                  SHARES HELD        MARKET VALUE
-----------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--52.8%

COMMON STOCKS--52.8%

APPAREL RETAIL--1.8%
    The TJX Companies, Inc.                                             6,550,200    $    144,366,408

AUTO PARTS & EQUIPMENT--0.4%
    Delphi Corporation                                                  3,830,800    $     35,588,132

BROADCASTING & CABLE TV--1.2%
    The DIRECTV Group, Inc. (a)                                         5,026,722    $     88,420,040
    Cox Communications Inc., Class A (a)                                  200,000           6,626,000
                                                                                     ----------------
                                                                                           95,046,040

HOUSEHOLD APPLIANCES--0.5%
    The Stanley Works                                                     962,100    $     40,918,113

PUBLISHING--0.6%
    Tribune Company                                                     1,127,700    $     46,404,855

RESTAURANTS--1.6%
    Darden Restaurants, Inc. (b)                                        3,500,000    $     81,620,000
    McDonald's Corporation                                              1,500,000          42,045,000
    Triarc Companies, Inc., Class B                                       500,000           5,735,000
    Triarc Companies, Inc., Class A                                       250,000           2,857,500
                                                                                     ----------------
                                                                                          132,257,500

SPECIALTY STORES--0.4%
    Office Depot, Inc. (a)                                              2,230,000    $     33,516,900

DISTILLERS & VINTNERS--2.6%
    Diageo plc (c)                                                      4,100,000    $    206,763,000

HYPERMARKETS & SUPER CENTERS--1.7%
    Costco Wholesale Corporation                                        3,200,000    $    132,992,000

PACKAGED FOODS & MEATS--3.7%
    Nestle SA (b)                                                       3,250,000    $    186,615,000
    Dean Foods Company (a)                                              2,108,000          63,282,160
    American Italian Pasta Company, Class A                               825,000          21,573,750
    Kraft Foods Inc., Class A                                             330,000          10,467,600
    CoolBrands International, Inc. (a)(d)                               1,002,900           7,352,057
    Del Monte Foods Company (a)                                           608,000           6,377,920
                                                                                     ----------------
                                                                                          295,668,487

OIL & GAS EXPLORATION & PRODUCTION--8.1%
    Burlington Resources Inc.                                           7,150,000    $    291,720,000
    XTO Energy, Inc.                                                    7,699,416         250,077,032
    St. Mary Land & Exploration Company                                 1,450,000          57,724,500
    Cabot Oil & Gas Corporation                                         1,125,000          50,512,500
                                                                                     ----------------
                                                                                          650,034,032

NAME                                                                  SHARES HELD        MARKET VALUE
-----------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--52.8% (CONT.)

OTHER DIVERSIFIED FINANCIAL SERVICES--1.7%
    Citigroup Inc.                                                      3,100,000    $    136,772,000

PROPERTY & CASUALTY INSURANCE--2.8%
    SAFECO Corporation                                                  4,000,000    $    182,600,000
    The Progressive Corporation                                           500,000          42,375,000
                                                                                     ----------------
                                                                                          224,975,000

REAL ESTATE INVESTMENT TRUSTS--1.2%
    Plum Creek Timber Company, Inc.                                     2,657,044    $     93,076,251

REINSURANCE--0.4%
    RenaissanceRe Holdings Ltd. (d)                                       600,000    $     30,948,000

BIOTECHNOLOGY--0.9%
    MedImmune, Inc. (a)                                                 1,910,000    $     45,267,000
    Techne Corporation (a)                                                750,000          28,635,000
                                                                                     ----------------
                                                                                           73,902,000

HEALTH CARE DISTRIBUTORS--0.7%
    AmerisourceBergen Corp                                              1,000,000    $     53,710,000

HEALTH CARE EQUIPMENT--2.4%
    Hospira, Inc. (a)                                                   3,750,000    $    114,750,000
    Varian Inc. (a)                                                     1,649,400          62,462,778
    CONMED Corporation (a)                                                462,600          12,166,380
                                                                                     ----------------
                                                                                          189,379,158

HEALTH CARE SERVICES--1.7%
    Caremark Rx, Inc. (a)                                               4,250,000    $    136,297,500

PHARMACEUTICALS--2.6%
    Abbott Laboratories                                                 4,000,000    $    169,440,000
    Watson Pharmaceuticals, Inc. (a)                                    1,375,000          40,507,500
                                                                                     ----------------
                                                                                          209,947,500

AEROSPACE & DEFENSE--6.6%
    General Dynamics Corporation                                        2,060,300    $    210,356,630
    Raytheon Company                                                    3,599,700         136,716,606
    Rockwell Collins, Inc.                                              3,107,900         115,427,406
    Honeywell International, Inc.                                       1,889,500          67,757,470
                                                                                     ----------------
                                                                                          530,258,112

COMMERCIAL PRINTING--1.9%
    R.R. Donnelley & Sons Company                                       4,909,500    $    153,765,540

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS--0.0%
    Alamo Group, Inc.                                                      97,400    $      1,822,354

                                                                     SHARES HELD/
NAME                                                                    PAR VALUE        MARKET VALUE
-----------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--52.8% (CONT.)

DIVERSIFIED COMMERCIAL SERVICES--0.9%
    ChoicePoint Inc. (a)                                                1,500,000    $     63,975,000
    Watson Wyatt & Company Holdings                                       237,000           6,233,100
                                                                                     ----------------
                                                                                           70,208,100

ELECTRICAL COMPONENTS & EQUIPMENT--0.4%
    Rockwell Automation, Inc.                                             915,000    $     35,410,500

APPLICATION SOFTWARE--1.0%
    The Reynolds and Reynolds Company, Class A                          1,715,100    $     42,311,517
    Mentor Graphics Corporation (a)(e)                                  3,640,000          39,912,600
                                                                                     ----------------
                                                                                           82,224,117

COMPUTER STORAGE & PERIPHERALS--0.5%
    Imation Corp.                                                       1,215,000    $     43,241,850

DATA PROCESSING & OUTSOURCED SERVICES--3.9%
    First Data Corporation                                              5,250,000    $    228,375,000
    Ceridian Corporation (a)                                            4,800,000          88,368,000
                                                                                     ----------------
                                                                                          316,743,000

SYSTEMS SOFTWARE--0.1%
    Sybase, Inc. (a)                                                      800,000    $     11,032,000

FERTILIZERS & AGRICULTURAL CHEMICALS--0.4%
    Monsanto Company                                                      818,100    $     29,795,202

PAPER PRODUCTS--0.1%
    Schweitzer-Mauduit International, Inc.                                347,400    $     11,255,760

    TOTAL COMMON STOCKS (COST: $3,446,439,182)                                          4,248,319,411

    TOTAL EQUITY AND EQUIVALENTS (COST: $3,446,439,182)                                 4,248,319,411

FIXED INCOME--41.7%

PREFERRED STOCKS--0.0%

THRIFTS & MORTGAGE FINANCE--0.0%
    Fidelity Capital Trust I, Preferred, 8.375%                     $      43,500    $        442,395
    TOTAL PREFERRED STOCKS (COST: $435,000)                                                   442,395

CORPORATE BONDS--2.4%

APPAREL RETAIL--0.1%
    The Gap, Inc., 6.90% due 9/15/2007                              $   9,187,000    $      9,990,863

NAME                                                                    PAR VALUE        MARKET VALUE
-----------------------------------------------------------------------------------------------------
FIXED INCOME--41.7% (CONT.)

BROADCASTING & CABLE TV--0.5%
    Cablevision Systems New York Group, 144A,
      8.00% due 4/15/2012 (f)                                       $  20,000,000    $     20,900,000
    Liberty Media Corporation, 8.25% due 2/1/2030, Debenture           12,900,000          14,317,839
    CSC Holdings Inc., 7.875% due 12/15/2007                            3,000,000           3,183,750
                                                                                     ----------------
                                                                                           38,401,589

MOVIES & ENTERTAINMENT--0.6%
    Time Warner Inc., 5.625% due 5/1/2005                           $  50,000,000    $     50,896,450

PUBLISHING--0.1%
    PRIMEDIA Inc., 144A, 8.00% due 5/15/2013 (f)                    $  10,000,000    $      9,512,500

SPECIALTY STORES--0.2%
    Toys 'R' Us, Inc., 7.875% due 4/15/2013                         $  20,000,000    $     19,950,000

DRUG RETAIL--0.2%
    NeighborCare, Inc., 6.875% due 11/15/2013                       $  10,000,000    $     10,400,000
    Rite Aid Corporation, 7.625% due 4/15/2005, Senior Notes            4,900,000           4,973,500
                                                                                     ----------------
                                                                                           15,373,500

HEALTH CARE DISTRIBUTORS--0.2%
    Omnicare, Inc., 6.125% due 6/1/2013                             $  20,000,000    $     20,100,000

INDUSTRIAL MACHINERY--0.0%
    Columbus McKinnon Corporation New York,
      8.50% due 4/1/2008                                            $   3,000,000    $      2,925,000

OFFICE ELECTRONICS--0.2%
    Xerox Corporation, 7.125% due 6/15/2010                         $  15,000,000    $     16,012,500

PAPER PACKAGING--0.3%
    Sealed Air Corporation, 144A, 5.625% due 7/15/2013 (f)          $  20,000,000    $     20,562,800

MULTI-UTILITIES & UNREGULATED POWER--0.0%
    Midland Funding Corporation, 11.75% due 7/23/2005               $     172,075    $        182,212
    TOTAL CORPORATE BONDS (COST: $198,900,538)                                            203,907,414

GOVERNMENT AND AGENCY SECURITIES--39.3%

CANADIAN GOVERNMENT BONDS--2.0%
    Canada Government, 3.00% due 12/1/2005                        CAD 100,000,000    $     79,308,131
    Canada Government, 3.00% due 6/1/2006                         CAD 100,000,000          79,132,985
                                                                                     ----------------
                                                                                          158,441,116

DANISH GOVERNMENT BONDS--0.2%
    Kingdom of Denmark, 4.00% due 11/15/2004                      DKK 100,000,000    $     16,740,680

NAME                                                                    PAR VALUE        MARKET VALUE
-----------------------------------------------------------------------------------------------------
FIXED INCOME--41.7% (CONT.)

SWEDISH GOVERNMENT BONDS--0.1%
    Kingdom of Sweden, 3.50% due 4/20/2006                        SEK  40,000,000    $      5,554,014

U.S. GOVERNMENT NOTES--35.3%
    United States Treasury Notes, 5.00% due 8/15/2011               $ 400,000,000    $    429,890,800
    United States Treasury Notes, 2.75% due 8/15/2007                 400,000,000         398,906,400
    United States Treasury Notes, 2.25% due 4/30/2006                 400,000,000         398,843,600
    United States Treasury Notes, 2.375% due 8/31/2006                400,000,000         398,515,600
    United States Treasury Notes, 1.625% due 2/28/2006                400,000,000         395,922,000
    United States Treasury Notes, 3.375% due 1/15/2007,
      Inflation Indexed                                               254,641,500         272,058,469
    United States Treasury Notes, 1.875% due 12/31/2005               200,000,000         198,976,600
    United States Treasury Notes, 3.00% due 2/15/2009                 200,000,000         197,992,200
    United States Treasury Notes, 4.00% due 2/15/2014                 100,000,000          99,226,600
    United States Treasury Notes, 2.50% due 5/31/2006                  50,000,000          50,021,500
                                                                                     ----------------
                                                                                        2,840,353,769

U.S. GOVERNMENT AGENCIES--1.7%
    Federal Home Loan Mortgage Corporation,
      2.75% due 9/8/2009                                            $  32,490,000    $     32,577,950
    Federal Home Loan Mortgage Corporation,
      3.00% due 8/17/2009                                              10,000,000          10,055,240
    Federal Home Loan Mortgage Corporation,
      3.00% due 11/17/2006                                             10,000,000          10,010,160
    Federal Home Loan Mortgage Corporation,
      2.375% due 9/27/2007                                             10,000,000          10,003,080
    Federal Home Loan Mortgage Corporation,
      2.00% due 4/27/2007                                              10,000,000           9,984,010
    Fannie Mae, 3.00% due 10/6/2009                                    10,000,000           9,961,840
    Federal Home Loan Mortgage Corporation,
      3.50% due 9/28/2012                                               8,660,000           8,600,272
    Fannie Mae, 3.50% due 10/14/2010                                    7,550,000           7,544,994
    Fannie Mae, 3.20% due 12/30/2008                                    6,975,000           6,869,894
    Federal Home Loan Bank, 3.00% due 12/30/2009                        5,000,000           5,074,165
    Federal Home Loan Mortgage Corporation,
      3.00% due 1/7/2011                                                4,900,000           4,902,876
    Federal Home Loan Bank, 4.52% due 8/26/2009                         4,825,000           4,898,499
    Fannie Mae, 5.125% due 5/4/2012                                     4,013,000           4,021,463
    Federal Home Loan Bank, 2.25% due 2/22/2007                         4,000,000           3,998,392
    Federal Home Loan Bank, 3.125% due 7/10/2009                        4,000,000           3,892,292
    Fannie Mae, 4.125% due 9/14/2012                                    2,300,000           2,303,984
    Federal Home Loan Bank, 3.875% due 12/15/2004                       1,000,000           1,004,000
                                                                                     ----------------
                                                                                          135,703,111

    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $3,137,918,256)                       3,156,792,690

    TOTAL FIXED INCOME (COST: $3,337,253,794)                                           3,361,142,499

NAME                                                                    PAR VALUE        MARKET VALUE
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--5.5%

U.S. GOVERNMENT BILLS--3.9%
    United States Treasury Bills, 1.31% - 1.655% (b)
      due 10/14/2004 - 12/23/2004                                   $ 320,000,000    $    319,431,269

    TOTAL U.S. GOVERNMENT BILLS (COST: $319,452,894)                                      319,431,269

REPURCHASE AGREEMENTS--1.1%
    IBT Repurchase Agreement, 1.62% dated 9/30/2004
      due 10/1/2004, repurchase price $85,503,847
      collateralized by U.S. Government Agency Securities
      with an aggregate market value plus accrued interest
      of $89,775,000                                                $  85,500,000    $     85,500,000
    IBT Repurchase Agreement, 1.27% dated 9/30/2004
      due 10/1/2004, repurchase price $1,200,513
      collateralized by a U.S. Government Agency Security
      with a market value plus accrued interest of $1,260,494           1,200,471           1,200,471
                                                                                     ----------------
    TOTAL REPURCHASE AGREEMENTS (COST: $86,700,471)                                        86,700,471

GOVERNMENT AND AGENCY SECURITIES--0.5%

CANADIAN GOVERNMENT BILLS--0.5%

    Canada Treasury Bills due 3/24/2005 (g)                        CAD 50,000,000    $     39,128,626

    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $36,862,945)                             39,128,626

    TOTAL SHORT TERM INVESTMENTS (COST: $443,016,310)                                     445,260,366

    Total Investments (Cost $7,226,709,286)--100.0%                                  $  8,054,722,276

                                                          SHARES SUBJECT TO CALL/
NAME                                                        SHARES SUBJECT TO PUT        MARKET VALUE
-----------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--0.0%

RESTAURANTS--0.0%
    Darden Restaurants, Inc., October 22.50 Calls                        (650,000)   $       (650,000)

    TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED: $(426,990))--0.0%                 $       (650,000)

PUT OPTIONS WRITTEN--0.0%

RESTAURANTS--0.0%
    Darden Restaurants, Inc., October 20 Puts                            (650,000)   $        (32,500)

    TOTAL PUT OPTIONS WRITTEN (PREMIUMS RECEIVED: $(521,987))--0.0%                  $        (32,500)

    Other Assets In Excess Of Other Liabilities--0.0%                                       2,517,906
                                                                                     ----------------
    TOTAL NET ASSETS--100%                                                           $  8,056,557,682
                                                                                     ================

(a) Non-income producing security.
(b) A portion of this security has been segregated to cover written option contracts.
(c) Represents an American Depository Receipt.
(d) Represents a foreign domiciled corporation.
(e) See footnote number six in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g) Zero coupon bond.

Key to abbreviations:
CAD: Canadian Dollar
DKK: Danish Krone
SEK: Swedish Krona

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK GLOBAL FUND

     REPORT FROM CLYDE S. MCGREGOR AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF CLYDE S. MCGREGOR AND MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (9/30/04) AS COMPARED TO THE MSCI WORLD INDEX(12)

             THE OAKMARK
             GLOBAL FUND     MSCI WORLD
              (CLASS I)         INDEX
    8/1/99   $     10,000   $     10,000
   9/30/99   $      9,180   $      9,883
  12/31/99   $      9,981   $     11,550
 3/31/2000   $     10,061   $     11,668
 6/30/2000   $     10,381   $     11,255
 9/30/2000   $     10,922   $     10,689
12/31/2000   $     11,562   $     10,028
 3/31/2001   $     11,480   $      8,739
 6/30/2001   $     13,289   $      8,959
 9/30/2001   $     11,071   $      7,676
12/31/2001   $     13,880   $      8,335
 3/31/2002   $     15,387   $      8,364
 6/30/2002   $     14,372   $      7,601
 9/30/2002   $     11,828   $      6,204
12/31/2002   $     13,587   $      6,678
 3/31/2003   $     12,153   $      6,340
 6/30/2003   $     16,225   $      7,420
 9/30/2003   $     17,774   $      7,779
12/31/2003   $     20,242   $      8,889
 3/31/2004   $     21,029   $      9,121
 6/30/2004   $     21,323   $      9,201
 9/30/2004   $     20,714   $      9,109

                                                    ANNUAL AVERAGE TOTAL RETURNS

                                                                         SINCE
                                     TOTAL RETURN    (AS OF 09/30/04)  INCEPTION
                                    LAST 3 MONTHS*   1-YEAR    5-YEAR   (8/4/99)
--------------------------------------------------------------------------------
OAKMARK GLOBAL FUND (CLASS I)            -2.86%       16.54%    17.65%     15.15%(3)
MSCI World                               -1.00%       17.10%    -1.62%     -1.79%
Lipper Global Fund Index(13)             -1.11%       16.49%     0.79%      0.57%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

FELLOW SHAREHOLDERS,

The Oakmark Global Fund lost 3% for the three-month period ending September 30, 2004, compared with 1% declines for both the MSCI World Index and the Lipper Global Fund Index. More importantly however, since inception the Fund has returned 15% annualized compared to a 2% decline in the MSCI World Index and 1% return in the Lipper Global Fund Index.

CURRENT ENVIRONMENT

In general, the past quarter was a fairly quiet period for share prices around the world, even if it was not so quiet in economic and political news. As mentioned in last quarter's letter, volatility in financial markets remains very low, which seems puzzling given world events and the tremendous amounts of money continuing to pour into hedge funds. One would think that these funds' focus on short-term performance and high portfolio turnover would lead to sharper price swings. Yet, this lack of volatility is a global phenomenon, as highlighted in a recent breakfast we had with the CFO of Euronext, one of the Fund's largest holdings. Euronext's results have been adversely affected by decreased volatility in derivative and equity prices.

SIGNIFICANT MOVERS

Our underperformance was a result of weakness in a few specific positions, including Synopsys Inc., Cardinal Health, and Nestle S.A. Synopsys, a leading player in the oligopolistic electronic design automation (EDA) industry, shocked investors (ourselves included) with a forecast of significantly lower revenues for the remainder of fiscal 2004 as well as for all of 2005. EDA software moves forward in a step function. Synopsys holds a leading position in ASIC, a design system that was considered state of the art during the past decade. However, ASIC is moving out of favor, as semiconductor manufacturing technology moves to sub-100 nanometer line widths. While Synopsys supplies many products used in the development of the new chips, it is not as competitive in that sector. Perhaps more troubling is the serious demand slowdown occurring throughout the EDA industry. We have maintained that the EDA industry occupies a favored position because its customers will continue to order the industry's offerings despite shrinking end-user demand. The industry's performance this year has cast doubt on this thesis. We will continue to monitor this situation carefully.

Cardinal Health, another U.S. holding, announced a mildly disappointing earnings report and a reduced forecast for its fiscal 2005 (6/30 year). This along with the disclosure of some potential accounting issues caused significant declines in its share price. Cardinal's primary business is the distribution of pharmaceuticals. This business is now evolving rapidly in the U.S. as the pharmaceutical manufacturers transition to a model where they no longer attempt to flood the market shortly before a product goes off patent. Cardinal and other distributors had profited significantly from this sort of activity, but they are now moving to a fee-for-service business model. Clearly this transition has proven problematic for Cardinal, although the company still reported an increase in profit. Subsequent to its earnings report, Cardinal announced the resignation of the company's Chief Financial Officer and his replacement by a former General Motors executive. Our conversations with him suggest that any accounting issues should prove minor and quickly fixed.

Nestle's price decline for the quarter was prompted by the release of first half 2004 sales results, which were hurt by decreased ice cream and beverage demand caused by colder than usual weather in the U.S. and Europe. Despite this one-off effect, organic growth was still strong at almost 5%, outperforming its competitors. We continue to be impressed with management's focus on increasing efficiency and believe that Nestle is an excellent franchise at a very cheap price.

We also had a number of strong positive contributors this quarter, including Burlington Resources and Lab Corp of America in the U.S., Australia's Ansell Ltd., Grupo Televisa in Mexico, and GlaxoSmithKline plc in the UK. Burlington has continued to benefit from strong gas prices and remains very well positioned. Ansell reported excellent results during the quarter, and free cash flow continues to be very strong--so strong in fact that it has prompted management to announce a tender offer for 10% of outstanding shares. This amount is in addition to the 5+% already repurchased in 2004.

PORTFOLIO CHANGES

We did some buying and selling of positions in the United States during the quarter. We sold our positions in Fannie Mae, Interpublic Group, and Liberty Media International, and we initiated a position in Tribune Company and a small holding in United Stationers.

We sold Fannie Mae because it was a small position and we felt the proceeds could be better deployed in more undervalued opportunities. We sold our holding in Interpublic due to concerns about management's strategy to improve profitability. Liberty Media International was a small spin-off from our existing holding in Liberty Media Corporation, Class A.

We initiated a new position in Tribune Company. Tribune is a large media conglomerate based here in Chicago. Approximately, two-thirds of the company's income derives from newspapers (Los Angeles, Chicago, New York, Florida), and one-third comes from 25 television stations. The stock has fallen substantially because of issues with subscriber accounting and because of a desultory media climate in most of the company's local markets. This decline afforded us an attractive entry point for the stock.

Geographic composition remains relatively stable from last quarter, with roughly 35% of the Fund in U.S. stocks, 13% in the UK, 34% in other European stocks, 15% in Pacific Rim, and 3% in Mexico.

LOOKING FORWARD

We remain excited about the prospects for equities in the Oakmark Global Fund, and we thank you for your continued confidence.


/s/ Clyde S. Mcgregor                            /s/ Michael J. Welsh

CLYDE S. MCGREGOR, CFA                           MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                                Portfolio Manager
mcgregor@oakmark.com                             mwelsh@oakmark.com

[SIDENOTE]

                                   HIGHLIGHTS

-    Market volatility remains very low, puzzling given tumultuous world events.

- We continue to focus on growing companies with attractive valuations and strong managements.

- Price declines of high-quality companies afford us attractive entry points for their stocks.

THE OAKMARK GLOBAL FUND

GLOBAL DIVERSIFICATION--SEPTEMBER 30, 2004

[CHART]

                                                   % OF FUND
                                         EQUITY MARKET VALUE
   ---------------------------------------------------------
-  EUROPE                                              47.2%
     Great Britain                                     13.2%
     Switzerland                                       10.7%
   * France                                             6.5%
   * Netherlands                                        6.5%
   * Ireland                                            4.1%
   * Italy                                              3.8%
   * Germany                                            2.4%

-  UNITED STATES                                       34.6%

-  PACIFIC RIM                                         14.6%
   Japan                                                7.4%
   Australia                                            4.6%
   Korea                                                2.6%

-  LATIN AMERICA                                        3.0%
   Mexico                                               3.0%

-  OTHER                                                0.6%
   Israel                                               0.6%

   * Euro currency countries comprise 23.3% of the Fund.

THE OAKMARK GLOBAL FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2004

NAME                                            DESCRIPTION                                         SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.5%

APPAREL RETAIL--2.4%
    The TJX Companies, Inc.
      (United States)                           Discount Apparel & Home
                                                  Fashion Retailer                                    1,501,000   $    33,082,040

APPAREL, ACCESSORIES & LUXURY GOODS--2.4%
    Bulgari S.p.A. (Italy)                      Jewelry Manufacturer & Retailer                       3,236,100   $    32,298,519

BROADCASTING & CABLE TV--3.7%
    Grupo Televisa S.A
      (Mexico) (b)                              Television Production &
                                                  Broadcasting                                          566,500   $    29,871,545
    Liberty Media
      Corporation, Class A
      (United States) (a)                       Broadcast Services & Programming                      2,356,000        20,544,320
                                                                                                                  ---------------
                                                                                                                       50,415,865
MOTORCYCLE MANUFACTURERS--0.2%
    Ducati Motor Holding
      S.p.A. (Italy) (a)                        Motorcycle Manufacturer                               1,790,000   $     2,373,154

MOVIES & ENTERTAINMENT--3.7%
    Vivendi Universal
      SA (France) (a)                           Multimedia                                            1,430,500   $    36,703,098
    Time Warner Inc.
      (United States) (a)                       Motion Picture Production,
                                                  Distribution, & Other Services                        833,000        13,444,620
                                                                                                                  ---------------
                                                                                                                       50,147,718
PUBLISHING--1.3%
    Tribune Company
      (United States)                           Publishing & Broadcast Services                         417,000   $    17,159,550

DISTILLERS & VINTNERS--5.1%
    Diageo plc (Great Britain)                  Beverages, Wines, & Spirits
                                                  Manufacturer                                        5,517,500   $    69,084,176

HOUSEHOLD PRODUCTS--2.3%
    Henkel KGaA (Germany)                       Consumer Chemical Products
                                                  Manufacturer                                          456,800   $    31,814,841

PACKAGED FOODS & MEATS--6.3%
    Nestle SA (Switzerland)                     Food & Beverage Manufacturer                            227,200   $    52,183,746
    Cadbury Schweppes plc
      (Great Britain)                           Beverage & Confectionary
                                                  Manufacturer                                        4,383,000        33,872,613
                                                                                                                  ---------------
                                                                                                                       86,056,359

NAME                                            DESCRIPTION                                         SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.5% (CONT.)

SOFT DRINKS--0.7%
    Lotte Chilsung Beverage
      Co., Ltd. (Korea) (c)                     Soft Drinks, Juices & Sports Drinks
                                                  Manufacturer                                           13,430   $     9,645,341

OIL & GAS EXPLORATION & PRODUCTION--3.8%
    Burlington Resources Inc.
      (United States)                           Oil & Natural Gas Exploration &
                                                  Production                                          1,260,000   $    51,408,000

ASSET MANAGEMENT & CUSTODY BANKS--2.6%
    Julius Baer Holding Ltd.,
      Zurich (Switzerland)                      Asset Management                                        129,300   $    35,564,769

DIVERSIFIED BANKS--7.4%
    Bank of Ireland (Ireland)                   Commercial Bank                                       4,029,000   $    54,367,910
    Australia and
      New Zealand
      Banking Group Limited
      (Australia)                               Commercial Bank                                       2,260,000        31,295,375
    Banco Popolare di
      Verona e Novara Scrl
      (Italy)                                   Commercial Bank                                         863,600        15,164,643
                                                                                                                  ---------------
                                                                                                                      100,827,928
DIVERSIFIED CAPITAL MARKETS--0.4%
    Credit Suisse Group
      (Switzerland) (a)                         Investment Services & Insurance                         190,700   $     6,102,951

INVESTMENT BANKING & BROKERAGE--1.0%
    Daiwa Securities Group
      Inc. (Japan)                              Stock Broker                                          2,062,000   $    13,081,354

SPECIALIZED FINANCE--3.8%
    Euronext NV
      (Netherlands) (c)                         Stock Exchange                                        1,814,000   $    51,686,605

THRIFTS & MORTGAGE FINANCE--1.2%
    Washington Mutual, Inc.
      (United States)                           Thrift                                                  415,000   $    16,218,200

HEALTH CARE DISTRIBUTORS--2.0%
    Cardinal Health, Inc.
      (United States)                           Wholesale Drug Distributor                              607,500   $    26,590,275

NAME                                            DESCRIPTION                                         SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.5% (CONT.)

HEALTH CARE SERVICES--2.9%
    Laboratory Corporation
      of America Holdings
      (United States) (a)                       Medical Laboratory &
                                                  Testing Services                                      892,000   $    38,998,240

HEALTH CARE SUPPLIES--2.2%
    Ansell Limited (Australia)                  Protective Rubber & Plastics
                                                  Products                                            4,708,100   $    30,301,153

PHARMACEUTICALS--9.8%
    Takeda Pharmaceuticals
      Company Ltd. (Japan)                      Pharmaceuticals &
                                                  Food Supplements                                    1,281,000   $    58,214,042
    GlaxoSmithKline plc
      (Great Britain)                           Pharmaceuticals                                       2,614,200        56,701,057
    Sanofi-Aventis (France)                     Pharmaceuticals                                         247,185        17,953,561
                                                                                                                  ---------------
                                                                                                                      132,868,660
AIRPORT SERVICES--0.7%
    Grupo Aeroportuario del
      Sureste S.A. de C.V
      (Mexico) (b)(c)                           Airport Operator                                        463,000   $    10,232,300

DIVERSIFIED COMMERCIAL SERVICES--4.6%
    Equifax Inc.
      (United States)                           Credit Reporting & Collection                         1,367,000   $    36,034,120
    Meitec Corporation
      (Japan) (c)                               Software Engineering Services                           760,000        27,353,783
                                                                                                                  ---------------
                                                                                                                       63,387,903
EMPLOYMENT SERVICES--1.2%
    Michael Page
      International plc
      (Great Britain) (c)                       Recruitment Consultancy Services                      4,815,400   $    16,054,929

ENVIRONMENTAL SERVICES--2.4%
    Waste Management, Inc.
      (United States)                           Waste Management Services                             1,175,000   $    32,124,500

OFFICE SERVICES & SUPPLIES--0.5%
    United Stationers Inc.
      (United States) (a)                       Business Products Distributor                           150,000   $     6,510,000

NAME                                            DESCRIPTION                                         SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.5% (CONT.)

APPLICATION SOFTWARE--2.5%
    Fair Isaac Corporation
      (United States)                           Computer Services                                       725,800   $    21,193,360
    Synopsys, Inc.
      (United States) (a)                       Electronic Design Automation                            803,000        12,711,490
                                                                                                                  ---------------
                                                                                                                       33,904,850
DATA PROCESSING & OUTSOURCED SERVICES--9.7%
    First Data Corporation
      (United States)                           Data Processing & Management                          1,495,750   $    65,065,125
    eFunds Corporation
      (United States) (a)                       Electronic Debit Payment Services                     2,295,000        42,664,050
    Ceridian Corporation
      (United States) (a)                       Data Management Services                              1,348,000        24,816,680
                                                                                                                  ---------------
                                                                                                                      132,545,855
ELECTRONIC EQUIPMENT MANUFACTURERS--0.5%
    Orbotech, Ltd.
      (Israel) (a)(c)                           Optical Inspection Systems                              412,700   $     7,218,123

OFFICE ELECTRONICS--2.3%
    Neopost SA (France)                         Mailroom Equipment Supplier                             494,750   $    31,812,074

DIVERSIFIED CHEMICALS--2.6%
    Akzo Nobel N.V
      (Netherlands)                             Chemical Producer                                       992,300   $    35,086,131

SPECIALTY CHEMICALS--3.5%
    Lonza Group AG,
      Registered Shares
      (Switzerland) (c)                         Industrial Organic Chemicals                            710,400   $    32,205,332
    Givaudan (Switzerland)                      Fragrance & Flavor Compound
                                                  Manufacturer                                           25,300        15,421,378
                                                                                                                  ---------------
                                                                                                                       47,626,710
WIRELESS TELECOMMUNICATION SERVICES--1.8%
    SK Telecom Co., Ltd.
      (Korea)                                   Mobile Telecommunications                               162,390   $    24,749,844

    TOTAL COMMON STOCKS (COST: $1,130,220,796)                                                                      1,326,978,917

NAME                                            DESCRIPTION                                           PAR VALUE      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--1.2%

REPURCHASE AGREEMENTS--1.2%
    IBT Repurchase Agreement, 1.62% dated 9/30/2004 due 10/1/2004, repurchase price $15,000,675 collateralized by U.S. Government Agency Securities with an aggregate market value plus accrued
      interest of $15,750,000                                                                   $    15,000,000   $    15,000,000
    IBT Repurchase Agreement, 1.27% dated 9/30/2004
      due 10/1/2004, repurchase price $1,456,118
      collateralized by a U.S. Government Agency Security
      with a market value plus accrued interest of $1,528,870                                         1,456,067         1,456,067
                                                                                                                  ---------------

    TOTAL REPURCHASE AGREEMENTS (COST: $16,456,067)                                                                    16,456,067

    TOTAL SHORT TERM INVESTMENTS (COST: $16,456,067)                                                                   16,456,067
    Total Investments (Cost $1,146,676,863)--98.7%                                                                $ 1,343,434,984
    Foreign Currencies (Cost $734,547)--0.1%                                                                      $       740,230
    Other Assets In Excess Of Other Liabilities--1.2%                                                                  16,846,426
                                                                                                                  ---------------
    TOTAL NET ASSETS--100%                                                                                        $ 1,361,021,640
                                                                                                                  ===============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) See footnote number six in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

FELLOW SHAREHOLDERS,

Your Oakmark International and International Small Cap Funds continued to perform satisfactorily in Q3 2004 with a loss of less than 1% for the International Fund and a 4% return for International Small Cap while the MSCI World ex U.S. Index14 was flat. More importantly Oakmark International's return is 12% since its inception versus 6% for the Index and Oakmark International Small Cap's return is 12% since its inception versus 5% for the Index.

A PLEASING EARNINGS SEASON

Though share prices have had an extremely lackluster summer, we happily report that, from an operational perspective, the companies in The Oakmark International Funds' portfolios are doing well in our opinion. With industrial production rising throughout the world and consumer spending remaining strong, companies across most industrial sectors are posting what we consider to be very robust operating results. These results are the reason that we are so optimistic about share prices going forward: given low valuations around the world, we believe that share prices should rise if these earnings conditions stay intact. And, if "the market" does not respond by buying shares, we believe even more stock buybacks may occur from the companies we own. Many of these companies are taking advantage of low equity prices by "de-capitalizing"--or, buying back their own shares. Diageo, BP, Associated British Ports, Takeda , Euronext, Givaudan, and Swatch are just some of the examples of companies we own who are currently involved in stock buy backs. Five years ago, this would have been a rarity, which shows that foreign companies are not only becoming more concerned about returns but that they also understand their own share price does not always reflect reality.

GLOBALIZATION IS WORKING

Remember all the messy protests surrounding The World Trade Organization and The World Bank meetings? Though it is not perfectly clear what the protestors were rallying against, a common theme of anti "globalization" was heard.

We believe globalization is triggering global prosperity. Consider the boom today in "old economy" industries like steel, coal, mining, shipping, and construction equipment. An industry once believed to be dead--the Great Lakes iron ore trade--has awakened, with iron again being shipped en masse from the iron range of Northern Minnesota to the steel mills of Northern Indiana.

What is causing this? China and India are now becoming wealthy enough to actually be consumers as well as producers. This ultimately translates into a higher level of global aggregate demand. And as long as any company or economy is competitive, there will be benefits for both consumers and producers. Yes, we have to watch that this expansion in economic activity does not strain our environment, but overall, we believe this expansion is great for the global economy and will lead to a higher level of global employment and higher living standards.


/s/ David G. Herro                               /s/ Michael J. Welsh

DAVID G. HERRO, CFA                              MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                                Portfolio Manager
dherro@oakmark.com                               mwelsh@oakmark.com

[SIDENOTE]

                                   HIGHLIGHTS

- We believe solid operational performance by our companies is not yet reflected in their share prices.

- With low valuations worldwide, we believe share prices should rise if earnings conditions stay intact.

- Companies continue to take advantage of low equity prices through share buybacks.

THE OAKMARK INTERNATIONAL FUND

     REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO AND MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (9/30/04) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(14)

             THE OAKMARK
             INTERNATIONAL   MSCI WORLD
                 FUND           EX
               (CLASS I)     U.S. INDEX
   9/30/92   $     10,000   $     10,000
  12/31/92   $     10,043   $      9,628
   3/31/93   $     11,890   $     10,766
   6/30/93   $     12,300   $     11,834
   9/30/93   $     13,387   $     12,562
  12/31/93   $     15,424   $     12,729
   3/31/94   $     15,257   $     13,133
   6/30/94   $     14,350   $     13,748
   9/30/94   $     15,278   $     13,830
  12/31/94   $     14,026   $     13,664
   3/31/95   $     13,563   $     13,924
   6/30/95   $     14,749   $     14,060
   9/30/95   $     15,507   $     14,631
  12/31/95   $     15,193   $     15,222
   3/31/96   $     17,021   $     15,681
   6/30/96   $     18,383   $     15,937
   9/30/96   $     18,347   $     15,950
  12/31/96   $     19,450   $     16,268
   3/31/97   $     20,963   $     16,016
   6/30/97   $     22,700   $     18,094
   9/30/97   $     23,283   $     18,027
  12/31/97   $     20,097   $     16,637
   3/31/98   $     22,994   $     19,083
   6/30/98   $     20,253   $     19,233
   9/30/98   $     16,322   $     16,404
  12/31/98   $     18,688   $     19,759
   3/31/99   $     21,258   $     20,070
   6/30/99   $     25,728   $     20,650
   9/30/99   $     23,896   $     21,535
  12/31/99   $     26,065   $     25,277
 3/31/2000   $     26,012   $     25,416
 6/30/2000   $     27,856   $     24,530
 9/30/2000   $     27,306   $     22,663
12/31/2000   $     29,324   $     21,897
 3/31/2001   $     26,763   $     18,825
 6/30/2001   $     29,437   $     18,629
 9/30/2001   $     23,728   $     16,062
12/31/2001   $     27,819   $     17,212
 3/31/2002   $     31,006   $     17,310
 6/30/2002   $     30,315   $     16,923
 9/30/2002   $     23,365   $     13,603
12/31/2002   $     25,465   $     14,492
 3/31/2003   $     22,481   $     13,402
 6/30/2003   $     28,198   $     15,978
 9/30/2003   $     30,368   $     17,269
12/31/2003   $     35,152   $     20,206
 3/31/2004   $     36,419   $     21,063
 6/30/2004   $     37,083   $     21,084
 9/30/2004   $     37,024   $     21,124

                                                    ANNUAL AVERAGE TOTAL RETURNS

                                                                                 SINCE
                        TOTAL RETURN             (AS OF 09/30/03)              INCEPTION
                        LAST 3 MONTHS*   1-YEAR      5-YEAR        10-YEAR     (9/30/92)
----------------------------------------------------------------------------------------
OAKMARK INTERNATIONAL
FUND (CLASS I)              -0.16%       21.92%        9.14%         9.25%        11.52%
MSCI World ex. U.S.          0.19%       22.32%       -0.42%         4.32%        6.43%
MSCI EAFE(15)               -0.28%       22.08%       -0.88%         4.01%        6.19%
Lipper International
Fund Index(16)              -0.17%       19.69%        0.84%         5.31%        7.53%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark International Fund had a loss of less than 1% for the quarter, slightly worse than the relevant indices. For the past twelve months, the Fund is up 22%.

Individual securities that contributed significantly to performance during the quarter were Mexican media company Grupo Televisa and South Korean beverage company Lotte Chilsung. The most significant detractors from quarterly performance were Swiss food company Nestle and UK food company Cadbury Schweppes. Televisa experienced higher-than-expected growth in profits and free cash flow during the quarter, on top of exceptional election-year earnings in 2003, and management has raised its guidance for the year. Management has also begun to return substantial amounts of free cash flow to its shareholders. Lotte Chilsung saw exceptional revenue growth and margin expansion during the first half of the year, despite a very sluggish consumer environment in Korea, and it has continued to gain market share.

Nestle's price decline for the quarter was prompted by the release of first half 2004 sales results, which were hurt by decreased ice cream and beverage demand caused by colder than usual weather in the U.S. and Europe. Despite this one-off effect, organic growth was still strong at almost 5%, outperforming the competition. We continue to be impressed with management's focus on efficiency, and we continue to believe Nestle is an excellent franchise at a very cheap price. Both Nestle and Cadbury have been affected by commodity price volatility. At the start of the year inflation occurred in raw material inputs, and now the pressure has shifted to packaging materials. In our view, these temporary fluctuations will not harm either company's long-term intrinsic value.

Recent new positions added to the Fund include UK bank Lloyds TSB and UK-based mobile operator Vodafone. With approximately 20% of the market share, Lloyds is the largest UK retail bank, which we were able to buy for less than 10x estimated 2005 net earnings. In addition, we purchased Vodafone, the world's largest cellular operator, at less than 8x estimated 2005 EBIT.(17)

Thank you for your continued confidence.


/s/ David G. Herro                               /s/ Michael J. Welsh

DAVID G. HERRO, CFA                              MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                                Portfolio Manager
dherro@oakmark.com                               mwelsh@oakmark.com

THE OAKMARK INTERNATIONAL FUND

INTERNATIONAL DIVERSIFICATION--SEPTEMBER 30, 2004

[CHART]

                                                   % OF FUND
                                         EQUITY MARKET VALUE
   ---------------------------------------------------------
- EUROPE                                               78.8%
     Great Britain                                     28.3%
     Switzerland                                       15.7%
   * France                                            11.0%
   * Germany                                            7.6%
   * Netherlands                                        7.5%
   * Italy                                              3.9%
   * Ireland                                            3.4%
   * Finland                                            1.4%

-  PACIFIC RIM                                         18.2%
   Japan                                                7.0%
   Korea                                                4.4%
   Australia                                            4.3%
   Singapore                                            1.7%
   Hong Kong                                            0.8%

-  LATIN AMERICA                                        2.5%
   Mexico                                               2.5%

-  OTHER                                                0.5%
   Israel                                               0.5%

   * Euro currency countries comprise 34.8% of the Fund.

THE OAKMARK INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2004

NAME                                            DESCRIPTION                                         SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.4%

ADVERTISING--4.4%
    Publicis Groupe
      (France)                                  Advertising & Media Services                          3,835,100   $   109,941,905
    Aegis Group plc
      (Great Britain)                           Media Services                                       43,844,900        77,063,550
                                                                                                                  ---------------
                                                                                                                      187,005,455
APPAREL RETAIL--0.8%
    Giordano International
      Limited (Hong Kong)                       Pacific Rim Clothing Retailer &
                                                  Manufacturer                                       61,424,300   $    33,874,274

APPAREL, ACCESSORIES & LUXURY GOODS--1.6%
    Swatch Group AG,
      Bearer Shares
      (Switzerland)                             Watch Manufacturer                                      513,000   $    69,418,969
    Swatch Group AG,
      Registered Shares
      (Switzerland)                             Watch Manufacturer                                       24,700           681,372
                                                                                                                  ---------------
                                                                                                                       70,100,341
AUTOMOBILE MANUFACTURERS--2.8%
    Bayerische Motoren Werke
      (BMW) AG (Germany)                        Luxury Automobile Manufacturer                        2,903,400   $   119,522,729

BROADCASTING & CABLE TV--2.4%
    Grupo Televisa S.A
      (Mexico) (b)                              Television Production &
                                                  Broadcasting                                        1,811,300   $    95,509,849
    British Sky Broadcasting
      Group plc (Great Britain)                 Television Production &
                                                  Broadcasting                                        1,080,000         9,349,376
                                                                                                                  ---------------
                                                                                                                      104,859,225
MOVIES & ENTERTAINMENT--2.0%
    Vivendi Universal SA
      (France) (a)                              Multimedia                                            3,260,300   $    83,651,248

PUBLISHING--4.2%
    Reed Elsevier plc
      (Great Britain)                           Publisher                                            11,996,300   $   105,860,630
    John Fairfax Holdings
      Limited (Australia)                       Newspaper Publisher                                  27,564,100        74,452,440
                                                                                                                  ---------------
                                                                                                                      180,313,070
SPECIALTY STORES--2.3%
    Signet Group plc
      (Great Britain)                           Jewelry Retailer                                     48,376,200   $   100,587,181

NAME                                            DESCRIPTION                                         SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.4% (CONT.)

TEXTILES--0.6%
    Chargeurs SA (France) (c)                   Wool, Textile Production &
                                                  Trading                                               790,182   $    26,730,782

TIRES & RUBBER--1.1%
    Compagnie Generale des
      Etablissements Michelin
      (France)                                  Tire Manufacturer                                       884,300   $    45,003,976

BREWERS--1.4%
    Heineken Holding NV,
      Class A (Netherlands)                     Brewer                                                1,631,800   $    43,917,723
    Heineken NV
      (Netherlands)                             Brewer                                                  497,500        14,998,276
                                                                                                                  ---------------
                                                                                                                       58,915,999
DISTILLERS & VINTNERS--4.4%
    Diageo plc (Great Britain)                  Beverages, Wines, &
                                                  Spirits Manufacturer                               12,023,000   $   150,539,021
    Pernod-Ricard SA
      (France)                                  Manufactures Wines,
                                                  Spirits, & Fruit Juices                               299,000        39,752,507
                                                                                                                  ---------------
                                                                                                                      190,291,528
HOUSEHOLD PRODUCTS--2.0%
    Henkel KGaA
      (Germany)                                 Consumer Chemical Products
                                                  Manufacturer                                        1,251,000   $    87,128,647

PACKAGED FOODS & MEATS--5.4%
    Nestle SA (Switzerland)                     Food & Beverage Manufacturer                            519,300   $   119,273,852
    Cadbury Schweppes plc
      (Great Britain)                           Beverage & Confectionary
                                                  Manufacturer                                       14,165,200       109,471,215
                                                                                                                  ---------------
                                                                                                                      228,745,067
SOFT DRINKS--1.4%
    Lotte Chilsung
      Beverage Co., Ltd.
      (Korea) (c)                               Soft Drinks, Juices & Sports
                                                  Drinks Manufacturer                                    83,400   $    59,897,351

INTEGRATED OIL & GAS--1.9%
    BP p.l.c. (Great Britain)                   Oil & Natural Gas Exploration &
                                                  Production                                          6,294,100   $    60,217,921
    Total SA (France)                           Oil & Natural Gas Exploration &
                                                  Production                                            100,000        20,396,680
                                                                                                                  ---------------
                                                                                                                       80,614,601

NAME                                            DESCRIPTION                                         SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.4% (CONT.)

DIVERSIFIED BANKS--15.0%
    Bank of Ireland (Ireland)                   Commercial Bank                                      10,462,900   $   141,187,890
    Australia and New Zealand
      Banking Group Limited
      (Australia)                               Commercial Bank                                       7,348,800       101,762,589
    Lloyds TSB Group plc
      (Great Britain)                           Commercial Bank                                      10,056,200        78,672,770
    BNP Paribas SA
      (France)                                  Commercial Banking                                    1,156,000        74,761,294
    United Overseas Bank
      Limited, Foreign Shares
      (Singapore)                               Commercial Banking                                    8,395,368        68,273,257
    UniCredito Italiano S.p.A
      (Italy)                                   Banking Services                                     12,586,700        63,508,598
    Banco Popolare di Verona e
      Novara Scrl (Italy)                       Commercial Bank                                       2,938,400        51,597,717
    Sanpaolo IMI S.p.A
      (Italy)                                   Banking Services                                      3,933,600        44,504,510
    Kookmin Bank
      (Korea) (a)                               Commercial Banking                                      623,668        19,741,814
                                                                                                                  ---------------
                                                                                                                      644,010,439
DIVERSIFIED CAPITAL MARKETS--1.5%
    Credit Suisse Group
      (Switzerland) (a)                         Investment Services & Insurance                       2,004,200   $    64,140,194

INVESTMENT BANKING & BROKERAGE--0.8%
    Daiwa Securities Group
      Inc. (Japan)                              Stock Broker                                          5,342,000   $    33,889,716

REINSURANCE--0.2%
    Hannover Rueckversicherung
      AG (Germany)                              Reinsurance                                             220,000   $     7,141,325

SPECIALIZED FINANCE--5.6%
    Euronext NV
      (Netherlands) (c)                         Stock Exchange                                        4,946,200   $   140,932,903
    Deutsche Boerse AG
      (Germany)                                 Electronic Trading Systems                            1,935,200        98,005,232
                                                                                                                  ---------------
                                                                                                                      238,938,135
HEALTH CARE EQUIPMENT--1.3%
    Olympus Corporation
      (Japan)                                   Optical Equipment Manufacturer                        2,925,000   $    56,492,843

NAME                                            DESCRIPTION                                         SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.4% (CONT.)

PHARMACEUTICALS--10.8%
    GlaxoSmithKline plc
      (Great Britain)                           Pharmaceuticals                                       7,688,600   $   166,762,966
    Novartis AG (Switzerland)                   Pharmaceuticals                                       2,693,900       125,911,484
    Takeda Pharmaceuticals
      Company Ltd. (Japan)                      Pharmaceuticals & Food
                                                  Supplements                                         2,651,100       120,477,164
    Sanofi-Aventis
      (France)                                  Pharmaceuticals                                         721,008        52,368,311
                                                                                                                  ---------------
                                                                                                                      465,519,925
AIRPORT SERVICES--0.1%
    Grupo Aeroportuario del
      Sureste S.A. de C.V
      (Mexico) (b)(c)                           Airport Operator                                        242,000   $     5,348,200

DIVERSIFIED COMMERCIAL SERVICES--1.7%
    Meitec Corporation
      (Japan) (c)                               Software Engineering Services                         2,052,500   $    73,873,211

EMPLOYMENT SERVICES--1.8%
    Michael Page
      International plc
      (Great Britain) (c)                       Recruitment Consultancy Services                     23,687,200   $    78,975,020

INDUSTRIAL CONGLOMERATES--0.0%
    Haw Par Corporation
      Limited (Singapore)                       Healthcare & Leisure Products                            58,338   $       171,761

INDUSTRIAL MACHINERY--2.6%
    Metso Corporation
      (Finland)                                 Paper & Pulp Machinery                                4,523,200   $    58,111,455
    Enodis plc
      (Great Britain) (a)(c)                    Food Processing Equipment                            33,585,320        50,967,402
                                                                                                                  ---------------
                                                                                                                      109,078,857
MARINE PORTS & SERVICES--2.3%
    Associated British Ports
      Holdings plc
      (Great Britain)                           Port Operator                                        12,131,399   $    97,050,949

ELECTRONIC EQUIPMENT MANUFACTURERS--0.5%
    Orbotech, Ltd.
      (Israel) (a)(c)                           Optical Inspection Systems                            1,237,700   $    21,647,373

DIVERSIFIED CHEMICALS--2.5%
    Akzo Nobel N.V
      (Netherlands)                             Chemical Producer                                     3,052,300   $   107,924,417

NAME                                            DESCRIPTION                                         SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.4% (CONT.)

FERTILIZERS & AGRICULTURAL CHEMICALS--1.6%
    Syngenta AG
      (Switzerland) (a)                         Crop Protection Products                                738,500   $    70,576,213

SPECIALTY CHEMICALS--4.5%
    Lonza Group AG,
      Registered Shares
      (Switzerland) (c)                         Industrial Organic Chemicals                          2,267,700   $   102,804,100
    Givaudan
      (Switzerland)                             Fragrance & Flavor Compound
                                                  Manufacturer                                          151,100        92,101,590
                                                                                                                  ---------------
                                                                                                                      194,905,690
WIRELESS TELECOMMUNICATION SERVICES--3.9%
    SK Telecom Co., Ltd.
      (Korea)                                   Mobile Telecommunications                               651,130   $    99,238,658
    Vodafone Group Plc
      (Great Britain)                           Mobile Telecommunications                            24,050,500        57,742,845
    Vodafone Group Plc
      (Great Britain) (b)                       Mobile Telecommunications                               606,000        14,610,660
                                                                                                                  ---------------
                                                                                                                      171,592,163

    TOTAL COMMON STOCKS (COST: $3,353,796,432)                                                                    $ 4,098,517,905

NAME                                            DESCRIPTION                                           PAR VALUE      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--3.7%

U.S. GOVERNMENT BILLS--0.9%
    United States Treasury Bills, 1.53%-1.545%
      due 10/14/2004 - 10/28/2004                                                               $    40,000,000   $    39,965,892

    TOTAL U.S. GOVERNMENT BILLS (COST: $39,965,892)                                                                    39,965,892

REPURCHASE AGREEMENTS--2.8%
    IBT Repurchase Agreement, 1.62% dated 9/30/2004 due 10/1/2004, repurchase price $119,005,355 collateralized by U.S. Government Agency Securities with an aggregate market value plus accrued
      interest of $124,950,000                                                                  $   119,000,000   $   119,000,000
    IBT Repurchase Agreement, 1.27% dated 9/30/2004
      due 10/1/2004, repurchase price $1,357,594
      collateralized by a U.S. Government Agency Security
      with a market value plus accrued interest of $1,425,423                                         1,357,546         1,357,546
                                                                                                                  ---------------

    TOTAL REPURCHASE AGREEMENTS (COST: $120,357,546)                                                                  120,357,546

    TOTAL SHORT TERM INVESTMENTS (COST: $160,323,438)                                                                 160,323,438
    Total Investments (Cost $3,514,119,870)--99.1%                                                                $ 4,258,841,343
    Foreign Currencies (Cost $2,153,973)--0.1%                                                                    $     2,170,628
    Other Assets In Excess Of Other Liabilities--0.8%                                                                  35,098,327
                                                                                                                  ---------------
    TOTAL NET ASSETS100%                                                                                          $ 4,296,110,298
                                                                                                                  ===============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) See footnote number six in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

     REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO AND MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (9/30/04) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(14)

             THE OAKMARK
            INTERNATIONAL
              SMALL CAP     MSCI WORLD EX
            FUND (CLASS I)   U.S. INDEX
  10/31/95   $     10,000   $     10,000
  12/31/95   $      9,630   $     10,684
   3/31/96   $     10,970   $     11,006
   6/30/96   $     11,570   $     11,186
   9/30/96   $     11,590   $     11,195
  12/31/96   $     12,038   $     11,418
   3/31/97   $     12,080   $     11,241
   6/30/97   $     13,181   $     12,699
   9/30/97   $     12,672   $     12,652
  12/31/97   $      9,642   $     11,677
   3/31/98   $     11,429   $     13,394
   6/30/98   $      9,892   $     13,499
   9/30/98   $      8,211   $     11,513
  12/31/98   $     10,529   $     13,868
   3/31/99   $     13,118   $     14,086
   6/30/99   $     15,317   $     14,493
   9/30/99   $     15,439   $     15,114
  12/31/99   $     16,190   $     17,741
 3/31/2000   $     15,387   $     17,839
 6/30/2000   $     15,529   $     17,217
 9/30/2000   $     14,908   $     15,906
12/31/2000   $     14,756   $     15,369
 3/31/2001   $     15,232   $     13,213
 6/30/2001   $     15,777   $     13,075
 9/30/2001   $     13,987   $     11,273
12/31/2001   $     16,671   $     12,080
 3/31/2002   $     18,370   $     12,149
 6/30/2002   $     18,831   $     11,877
 9/30/2002   $     14,641   $      9,547
12/31/2002   $     15,818   $     10,172
 3/31/2003   $     13,882   $      9,406
 6/30/2003   $     17,933   $     11,215
 9/30/2003   $     20,465   $     12,121
12/31/2003   $     24,109   $     14,182
 3/31/2004   $     25,685   $     14,783
 6/30/2004   $     26,436   $     14,798
 9/30/2004   $     27,411   $     14,826


                                                    ANNUAL AVERAGE TOTAL RETURNS

                                                                         SINCE
                                     TOTAL RETURN    (AS OF 09/30/04)  INCEPTION
                                    LAST 3 MONTHS*   1-YEAR    5-YEAR  (11/1/95)
--------------------------------------------------------------------------------
OAKMARK INTERNATIONAL
SMALL CAP FUND (CLASS I)                  3.69%       33.94%    12.15%     11.96%
MSCI World ex. U.S.                       0.19%       22.32%    -0.42%      4.51%
Lipper International
Small Cap Average(18)                    -0.06%       23.81%    7.16%      10.08%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark International Small Cap Fund gained 4% for the quarter, outperforming our benchmark indices. For the past twelve months, your Fund is up 34%.

Strong performers for the quarter were Mexican airport operator Grupo Aeroportuario del Sureste ("Asur") and three of our Australasian holdings: latex manufacturer Ansell Ltd., and credit services company Baycorp Advantage--both headquartered in Australia--and Fletcher Building in New Zealand. Asur enjoyed significant profit growth because of strong, double-digit passenger volume growth and increased per-passenger fees. Ansell shares reacted favorably to strong half-year results that exceeded management's guidance and authorization of an additional 10% share repurchase. Both Baycorp and Fletcher Building reported very strong half-year results during the period.

The most significant detractor from quarterly performance was Swiss specialty materials producer Gurit-Heberlein. While Gurit-Heberlein showed solid organic growth, competition and currency hurt its margins for the period. However, we remain optimistic about Gurit's opportunities during an aerospace recovery, and the recently renewed tax credits for windfarms should bolster demand for Gurit's specialty materials, which are used in the blades of wind turbines.

PORTFOLIO COMPOSITION

New positions initiated during the quarter include Swiss textile machinery manufacturer Saurer AG, two Korean regional banks Pusan Bank and Daegu Bank, and the Turkish holding company Dogan Sirketler. Long-time shareholders of Oakmark International Fund also possessing a superb memory may recognize Saurer, as it was a successful investment for us over seven years ago.

Also during the quarter we sold our position in DFS Furniture at a substantial profit. The company is to be taken private in a buyout led by founder and current chairman Graham Kirkham.

Geographically, our portfolio weightings remain very similar to last quarter with Europe and the UK representing around 70% of investments, 26% in the Pacific Rim, and 4% in Latin America.

We continue to like the quality and price attractiveness of the portfolio. Thank you for your continued confidence.


/s/ David G. Herro                               /s/ Michael J. Welsh

DAVID G. HERRO, CFA                              MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                                Portfolio Manager
dherro@oakmark.com                               mwelsh@oakmark.com

THE OAKMARK INTERNATIONAL SMALL CAP FUND

INTERNATIONAL DIVERSIFICATION--SEPTEMBER 30, 2004

[CHART]

                                                   % OF FUND
                                         EQUITY MARKET VALUE
   ---------------------------------------------------------
-  EUROPE                                              70.2%
     Switzerland                                       16.8%
   * France                                            13.2%
     Great Britain                                     10.7%
   * Italy                                              8.1%
     Denmark                                            6.8%
   * Spain                                              3.7%
   * Germany                                            3.3%
   * Finland                                            3.1%
   Turkey                                               2.5%
   Sweden                                               1.7%
* Greece                                                0.3%

-  PACIFIC RIM                                         25.7%
   Australia                                            6.8%
   Japan                                                6.8%
   Korea                                                5.9%
   New Zealand                                          3.2%
   Hong Kong                                            2.0%
   Thailand                                             0.6%
   Philippines                                          0.4%

-  LATIN AMERICA                                        4.1%
   Mexico                                               4.1%

   * Euro currency countries comprise 31.7% of the Fund.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2004

NAME                                            DESCRIPTION                                         SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.2%

ADVERTISING--3.0%
    Asatsu-DK, Inc.
      (Japan)                                   Advertising Services Provider                           459,700   $    12,659,768
    G2R Inc. (Korea)                            Advertising & Marketing Services                        487,420         9,185,422
                                                                                                                  ---------------
                                                                                                                       21,845,190
APPAREL, ACCESSORIES & LUXURY GOODS--2.4%
    Bulgari S.p.A
      (Italy)                                   Jewelry Manufacturer & Retailer                       1,785,300   $    17,818,530

HOME FURNISHINGS--0.4%
    Royal Doulton plc
      (Great Britain) (a)(b)                    Tableware & Giftware                                 22,373,000   $     2,787,116

HOME IMPROVEMENT RETAIL--2.1%
    Carpetright plc
      (Great Britain)                           Carpet Retailer                                         813,700   $    15,584,667

MOTORCYCLE MANUFACTURERS--0.5%
    Ducati Motor Holding
      S.p.A. (Italy) (a)                        Motorcycle Manufacturer                               3,015,650   $     3,998,101

PHOTOGRAPHIC PRODUCTS--1.5%
    Vitec Group plc
      (Great Britain)                           Photo Equipment & Supplies                            1,956,607   $    11,292,009

PUBLISHING--2.5%
    Tamedia AG
      (Switzerland) (a)                         TV Broadcasting & Publishing                            139,354   $    11,415,120
    Matichon Public Company
      Limited, Foreign Shares
      (Thailand) (b)                            Newspaper Publisher                                   2,039,500         4,189,909
    Recoletos Grupo de
      Comunicacion, S.A
      (Spain)                                   Publisher                                               295,000         2,260,052
                                                                                                                  ---------------
                                                                                                                       17,865,081
AGRICULTURAL PRODUCTS--2.0%
    Geest plc (Great Britain)                   Fresh Produce Distributor                             1,562,400   $    14,948,043

BREWERS--4.0%
    Davide Campari - Milano
      S.p.A. (Italy)                            Soft Drinks, Wines, &
                                                  Spirits Producer                                      301,500   $    15,197,759
    Kook Soon Dang Brewery
      Co., Ltd. (Korea)                         Wine & Spirits Manufacturer                             759,176         8,900,457
    Hite Brewery Co., Ltd.
      (Korea)                                   Brewer                                                   68,000         4,995,918
                                                                                                                  ---------------
                                                                                                                       29,094,134

NAME                                            DESCRIPTION                                         SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.2% (CONT.)

DISTILLERS & VINTNERS--1.9%
    Baron de Ley, S.A
      (Spain) (a)                               Wines & Spirits Manufacturer                            337,037   $    14,042,293

PACKAGED FOODS & MEATS--0.4%
    Alaska Milk Corporation
      (Philippines) (b)                         Milk Producer                                        49,394,000   $     2,636,690

ASSET MANAGEMENT & CUSTODY BANKS--3.7%
    Julius Baer Holding Ltd.,
      Zurich (Switzerland)                      Asset Management                                         97,500   $    26,817,981

DIVERSIFIED BANKS--2.0%
    Jyske Bank A/S
      (Denmark) (a)                             Commercial Banking                                      222,400   $    14,494,410

MULTI-SECTOR HOLDINGS--2.8%
    Pargesa Holding AG
      (Switzerland)                             Diversified Operations                                    5,754   $    17,559,589
    Eurazeo (France)                            Investment Company                                       39,500         2,802,647
                                                                                                                  ---------------
                                                                                                                       20,362,236

OTHER DIVERSIFIED FINANCIAL SERVICES--0.2%
    Ichiyoshi Securities Co.,
      Ltd. (Japan)                              Stock Broker                                            157,000   $     1,185,794

REGIONAL BANKS--1.1%
    Pusan Bank (Korea)                          Commercial Banking                                      859,000   $     5,184,585
    Daegu Bank (Korea)                          Commercial Banking                                      562,400         3,203,946
                                                                                                                  ---------------
                                                                                                                        8,388,531

SPECIALIZED FINANCE--0.3%
    Athens Stock Exchange S.A
      (Greece) (a)                              Exchange Services                                       293,000   $     2,332,186

HEALTH CARE EQUIPMENT--0.0%
    Golden Meditech Company
      Limited (China)                           Medical Instruments & Supplies                          296,000   $        62,258

HEALTH CARE SUPPLIES--4.7%
    Ansell Limited
      (Australia)                               Protective Rubber & Plastics
                                                  Products                                            3,906,150   $    25,139,833
    Coloplast A/S, Class B
      (Denmark)                                 Healthcare Products & Services
                                                  Provider                                              101,500         9,820,775
                                                                                                                  ---------------
                                                                                                                       34,960,608

NAME                                            DESCRIPTION                                         SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.2% (CONT.)

PHARMACEUTICALS--2.0%
    Santen Pharmaceutical
      Co., Ltd. (Japan)                         Pharmaceuticals                                         810,000   $    14,613,497

AIR FREIGHT & LOGISTICS--1.7%
    Mainfreight Limited
      (New Zealand) (b)                         Logistics Services                                    8,935,381   $    12,417,454

AIRPORT SERVICES--7.1%
    Grupo Aeroportuario del
      Sureste S.A. de C.V
      (Mexico) (b)(c)                           Airport Operator                                      1,288,400   $    28,473,640
    Kobenhavns Lufthavne A/S
      (Copenhagen Airports
      A/S - CPH) (Denmark)                      Airport Management & Operations                         151,700        23,145,018
                                                                                                                  ---------------
                                                                                                                       51,618,658

CONSTRUCTION & ENGINEERING--1.3%
    Tae Young Corp. (Korea)                     Heavy Construction                                      283,560   $     9,825,483

DIVERSIFIED COMMERCIAL SERVICES--1.7%
    Prosegur, Compania de
      Seguridad SA (Spain)                      Security & Transportation Services                      564,200   $     9,304,483
    Konami Sports Corporation
      (Japan)                                   Fitness Centers                                         149,400         2,736,115
                                                                                                                  ---------------
                                                                                                                       12,040,598

ELECTRICAL COMPONENTS & EQUIPMENT--3.2%
    Pfeiffer Vacuum Technology
      AG (Germany)                              Vacuum Pump Manufacturer                                397,840   $    15,338,602
    Carbone Lorraine SA
      (France) (a)                              Electrical Systems Manufacturer                         210,000         8,161,781
    Carbone Lorraine SA,
      Rights (France) (a)                       Electrical Systems Manufacturer                         210,000           345,276
                                                                                                                  ---------------
                                                                                                                       23,845,659

EMPLOYMENT SERVICES--1.0%
    DIS Deutscher Industrie
      Service AG (Germany)                      Recruitment Consultancy Services                        265,615   $     7,597,944

INDUSTRIAL CONGLOMERATES--2.4%
    Dogan Sirketler Grubu
      Holding A.S
      (Turkey) (a)                              Diversified Holding Company                       9,859,711,000   $    17,700,252

NAME                                            DESCRIPTION                                         SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.2% (CONT.)

INDUSTRIAL MACHINERY--11.9%
    Schindler Holding AG
      (Switzerland)                             Elevator & Escalator Manufacturer                        69,900   $    21,752,530
    Interpump Group S.p.A
      (Italy)                                   Pump & Piston Manufacturer                            3,821,000        19,940,138
    Saurer AG
      (Switzerland) (a)                         Textile Equipment Manufacturer                          254,300        13,887,247
    Kone Oyj, Class B
      (Finland)                                 Elevators                                               187,800        11,327,993
    Alfa Laval AB
      (Sweden)                                  Filtration & Separation Equipment                       672,500         9,791,223
    LISI (France)                               Industrial Fastener Manufacturer                        162,413         7,932,267
    Munters AB
      (Sweden)                                  Cooling & Moisture Control Systems                       77,400         1,913,605
    NSC Groupe (France)                         Textile Equipment Manufacturer                           12,316         1,026,266
                                                                                                                  ---------------
                                                                                                                       87,571,269

OFFICE SERVICES & SUPPLIES--0.6%
    Societe BIC SA
      (France)                                  Consumer & Office Supplies                              101,800   $     4,697,181
    Domino Printing Sciences
      plc (Great Britain)                       Printing Equipment                                       70,000           282,219
                                                                                                                  ---------------
                                                                                                                        4,979,400

COMPUTER STORAGE & PERIPHERALS--1.8%
    Lectra (France)                             Manufacturing Process Systems                         1,617,500   $    12,874,782

DATA PROCESSING & OUTSOURCED SERVICES--3.1%
    Baycorp Advantage Limited
      (Australia) (a)                           Credit Reference Services                             9,741,300   $    22,765,813

ELECTRONIC EQUIPMENT MANUFACTURERS--1.4%
    Vaisala Oyj, Class A
      (Finland)                                 Atmospheric Observation
                                                  Equipment                                             415,300   $    10,020,267

HOME ENTERTAINMENT SOFTWARE--1.6%
    Square Enix Co., Ltd.
      (Japan)                                   Entertainment Software                                  436,800   $    11,989,421

IT CONSULTING & OTHER SERVICES--4.5%
    Morse plc
      (Great Britain) (b)                       Business & Technology Solutions                       9,527,500   $    19,421,809
    Alten (France) (a)                          Systems Consulting & Engineering                        456,041         8,899,026
    Sopra Group (France)                        Computer Engineering                                    111,930         4,877,825
                                                                                                                  ---------------
                                                                                                                       33,198,660

NAME                                            DESCRIPTION                                         SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.2% (CONT.)

OFFICE ELECTRONICS--3.8%
    Neopost SA (France)                         Mailroom Equipment Supplier                             433,100   $    27,848,022

CONSTRUCTION MATERIALS--1.3%
    Fletcher Building Limited
      (New Zealand)                             Building Materials Manufacturer                       2,414,400   $     9,771,229

INDUSTRIAL GASES--0.6%
    Taiyo Ink Mfg. Co., Ltd.
      (Japan)                                   Manufacturer of Resist Inks                             131,400   $     4,645,726

SPECIALTY CHEMICALS--6.8%
    Gurit-Heberlein AG
      (Switzerland) (b)                         Chemical Producer                                        36,075   $    25,871,326
    Financiere Marc de
      Lacharriere SA
      (Fimalac) (France)                        Chemical Storage & Diversified
                                                  Operations                                            311,232        12,967,155
    Croda International plc
      (Great Britain)                           Chemical Producer                                     2,115,600        10,685,790
    Financiere Marc de
      Lacharriere SA
      (Fimalac), Warrants
      (France) (a)                              Chemical Storage & Diversified
                                                  Operations                                             31,866           134,748
                                                                                                                  ---------------
                                                                                                                       49,659,019

ALTERNATIVE CARRIERS--1.9%
    Asia Satellite
      Telecommunications
      Holdings Limited
      (Hong Kong)                               Satellite Operator                                    7,305,000   $    13,865,747

    TOTAL COMMON STOCKS (COST: $505,444,547)                                                                          699,364,758

NAME                                            DESCRIPTION                                           PAR VALUE      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.6%

U.S. GOVERNMENT BILLS--2.1%
    United States Treasury Bills, 1.53%-1.54%
      due 10/7/2004 - 10/28/2004                                                                $    15,000,000   $    14,991,696

    TOTAL U.S. GOVERNMENT BILLS (COST: $14,991,696)                                                                    14,991,696

REPURCHASE AGREEMENTS--2.5%
    IBT Repurchase Agreement, 1.62% dated 9/30/2004 due 10/1/2004, repurchase price $17,000,765 collateralized by U.S. Government Agency Securities with an aggregate market value plus accrued interest of
      $17,850,000                                                                               $    17,000,000   $    17,000,000
    IBT Repurchase Agreement, 1.27% dated 9/30/2004
      due 10/1/2004, repurchase price $1,711,532
      collateralized by a U.S. Government Agency Security
      with a market value plus accrued interest of $1,797,045                                         1,711,472         1,711,472
                                                                                                                  ---------------

    TOTAL REPURCHASE AGREEMENTS (COST: $18,711,472)                                                                    18,711,472

    TOTAL SHORT TERM INVESTMENTS (COST: $33,703,168)                                                                   33,703,168
    Total Investments (Cost $539,147,715)--99.8%                                                                  $   733,067,926
    Foreign Currencies (Cost $49,328)--0.0%                                                                       $        49,438
    Other Assets In Excess Of Other Liabilities--0.2%                                                                   1,466,461
                                                                                                                  ---------------
    TOTAL NET ASSETS--100%                                                                                        $   734,583,825
                                                                                                                  ===============

(a) Non-income producing security.
(b) See footnote number six in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.
(c) Represents an American Depository Receipt.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES--SEPTEMBER 30, 2004

                                                                                                    THE OAKMARK
                                                                               THE OAKMARK            SELECT
                                                                                   FUND                FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in unaffiliated securities, at value                    (a)   $  6,372,303,475    $  4,658,383,696
   Investments in affiliated securities, at value                      (b)        205,145,506         859,683,644
   Foreign currency, at value                                          (c)                  0                   0
   Receivable for:
     Securities sold                                                               19,950,906          24,526,592
     Fund shares sold                                                              13,058,723          18,249,783
     Dividends and interest                                                         9,364,575           5,237,213
     Forward foreign currency contracts                                                     0                   0
     Tax reclaim                                                                            0                   0
                                                                             ----------------    ----------------
   Total receivables                                                               42,374,204          48,013,588
   Other assets                                                                         2,518               2,534
                                                                             ----------------    ----------------
   Total assets                                                              $  6,619,825,703    $  5,566,083,462

LIABILITIES AND NET ASSETS
   Options written, at value                                           (d)   $              0    $              0
   Payable for:
     Securities purchased                                                          89,267,460                   0
     Fund shares redeemed                                                           2,222,394           3,147,628
     Due to Adviser                                                                   153,730             129,590
     Due to transfer agent                                                            247,697             121,566
     Trustee fees                                                                      24,290              23,000
     Deferred trustee compensation                                                    815,273             682,967
     Foreign tax expense                                                                    0                   0
     Other                                                                          1,200,135             945,622
                                                                             ----------------    ----------------
   Total liabilities                                                               93,930,979           5,050,373
                                                                             ----------------    ----------------
   Net assets applicable to fund shares outstanding                          $  6,525,894,724    $  5,561,033,089
                                                                             ================    ================

ANALYSIS OF NET ASSETS
   Paid in capital                                                           $  5,604,817,454    $  3,815,819,298
   Accumulated undistributed net realized gain (loss)
     of investments, forward contracts, options, short sales
     and foreign currency exchange transactions                                  (268,182,155)        (22,167,615)
   Net unrealized appreciation (depreciation) of investments                    1,163,727,953       1,748,444,270
   Net unrealized appreciation (depreciation)other                                          0                   0
   Accumulated undistributed net investment income                                 25,531,472          18,937,136
                                                                             ----------------    ----------------
   Net assets applicable to Fund shares outstanding                          $  6,525,894,724    $  5,561,033,089
                                                                             ================    ================

PRICE OF SHARES
   Net asset value per share: Class I                                        $          38.68    $          31.20
                                                                             ================    ================
     Class I--Net assets                                                     $  6,474,041,733    $  5,463,016,464
     Class I--Shares outstanding (Unlimited shares authorized)                    167,356,667         175,097,313
   Net asset value per share: Class II                                       $          38.45    $          31.00
                                                                             ================    ================
     Class II--Net assets                                                    $     51,852,991    $     98,016,625
     Class II--Shares outstanding (Unlimited shares authorized)                     1,348,535           3,161,477

(a)  Identified cost of investments in unaffiliated securities               $  5,291,556,489    $  3,382,924,627
(b)  Identified cost of investments in affiliated securities                      122,164,539         386,698,443
(c)  Identified cost of foreign currency                                                    0                   0
(d)  Premiums received on options written                                                   0                   0

                                                                                THE OAKMARK         THE OAKMARK
                                                                                EQUITY AND            GLOBAL
                                                                                INCOME FUND            FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in unaffiliated securities, at value                    (a)   $  8,014,809,676    $  1,189,038,571
   Investments in affiliated securities, at value                      (b)         39,912,600         154,396,413
   Foreign currency, at value                                          (c)                  0             740,230
   Receivable for:
     Securities sold                                                                7,823,271          19,024,824
     Fund shares sold                                                              26,089,078           1,213,832
     Dividends and interest                                                        28,026,936           3,085,100
     Forward foreign currency contracts                                                     0           1,595,515
     Tax reclaim                                                                            0             649,507
                                                                             ----------------    ----------------
   Total receivables                                                               61,939,285          25,568,778
   Other assets                                                                         2,516              12,880
                                                                             ----------------    ----------------
   Total assets                                                              $  8,116,664,077    $  1,369,756,872

LIABILITIES AND NET ASSETS
   Options written, at value                                           (d)   $        682,500    $              0
   Payable for:
     Securities purchased                                                          53,915,001           7,251,753
     Fund shares redeemed                                                           2,703,735             648,447
     Due to Adviser                                                                   157,077              36,678
     Due to transfer agent                                                            161,259              43,684
     Trustee fees                                                                      27,877              12,683
     Deferred trustee compensation                                                    472,832             266,993
     Foreign tax expense                                                                    0                   0
     Other                                                                          1,986,114             474,994
                                                                             ----------------    ----------------
   Total liabilities                                                               60,106,395           8,735,232
                                                                             ----------------    ----------------
   Net assets applicable to fund shares outstanding                          $  8,056,557,682    $  1,361,021,640
                                                                             ================    ================

ANALYSIS OF NET ASSETS
   Paid in capital                                                           $  6,987,288,659    $  1,134,016,292
   Accumulated undistributed net realized gain (loss)
     of investments, forward contracts, options, short sales
     and foreign currency exchange transactions                                   193,663,146          23,306,784
   Net unrealized appreciation (depreciation) of investments                      828,279,593         198,359,319
   Net unrealized appreciation (depreciation)other                                    126,672              76,926
   Accumulated undistributed net investment income                                 47,199,612           5,262,319
                                                                             ----------------    ----------------
   Net assets applicable to Fund shares outstanding                          $  8,056,557,682    $  1,361,021,640
                                                                             ================    ================

PRICE OF SHARES
   Net asset value per share: Class I                                        $          23.12    $          19.73
                                                                             ================    ================
     Class I--Net assets                                                     $  7,577,873,183    $  1,336,308,202
     Class I--Shares outstanding (Unlimited shares authorized)                    327,695,235          67,714,805
   Net asset value per share: Class II                                       $          23.03    $          19.53
                                                                             ================    ================
     Class II--Net assets                                                    $    478,684,499    $     24,713,438
     Class II--Shares outstanding (Unlimited shares authorized)                    20,786,881           1,265,528

(a)  Identified cost of investments in unaffiliated securities               $  7,179,383,897    $  1,010,496,198
(b)  Identified cost of investments in affiliated securities                       47,325,389         136,180,665
(c)  Identified cost of foreign currency                                                    0             734,547
(d)  Premiums received on options written                                             948,977                   0

                                                                                THE OAKMARK        THE OAKMARK
                                                                               INTERNATIONAL      INTERNATIONAL
                                                                                   FUND           SMALL CAP FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in unaffiliated securities, at value                    (a)   $  3,697,665,001    $    637,269,982
   Investments in affiliated securities, at value                      (b)        561,176,342          95,797,944
   Foreign currency, at value                                          (c)          2,170,628              49,438
   Receivable for:
     Securities sold                                                               18,148,063             263,936
     Fund shares sold                                                               5,575,256           1,379,743
     Dividends and interest                                                        12,061,955             596,951
     Forward foreign currency contracts                                             8,398,390             674,325
     Tax reclaim                                                                    3,110,858             737,971
                                                                             ----------------    ----------------
   Total receivables                                                               47,294,522           3,652,926
   Other assets                                                                         2,384               2,156
                                                                             ----------------    ----------------
   Total assets                                                              $  4,308,308,877    $    736,772,446

LIABILITIES AND NET ASSETS
   Options written, at value                                           (d)   $              0    $              0
   Payable for:
     Securities purchased                                                           4,045,416           1,149,443
     Fund shares redeemed                                                           6,035,817             258,202
     Due to Adviser                                                                   109,201              23,376
     Due to transfer agent                                                             94,900              15,101
     Trustee fees                                                                      19,430              10,802
     Deferred trustee compensation                                                    454,714             273,780
     Foreign tax expense                                                                    0             239,373
     Other                                                                          1,439,101             218,544
                                                                             ----------------    ----------------
   Total liabilities                                                               12,198,579           2,188,621
                                                                             ----------------    ----------------
   Net assets applicable to fund shares outstanding                          $  4,296,110,298    $    734,583,825
                                                                             ================    ================

ANALYSIS OF NET ASSETS
   Paid in capital                                                           $  3,484,490,169    $    526,745,650
   Accumulated undistributed net realized gain (loss)
     of investments, forward contracts, options, short sales
     and foreign currency exchange transactions                                     6,460,252           9,627,220
   Net unrealized appreciation (depreciation) of investments                      753,124,601         194,354,882
   Net unrealized appreciation (depreciation)other                                    295,903              36,757
   Accumulated undistributed net investment income                                 51,739,373           3,819,316
                                                                             ----------------    ----------------
   Net assets applicable to Fund shares outstanding                          $  4,296,110,298    $    734,583,825
                                                                             ================    ================

PRICE OF SHARES
   Net asset value per share: Class I                                        $          18.98    $          18.26
                                                                             ================    ================
     Class I--Net assets                                                     $  4,036,883,539    $    734,122,273
     Class I--Shares outstanding (Unlimited shares authorized)                    212,697,335          40,194,270
   Net asset value per share: Class II                                       $          18.86    $          18.25
                                                                             ================    ================
     Class II--Net assets                                                    $    259,226,759    $        461,552
     Class II--Shares outstanding (Unlimited shares authorized)                    13,745,716              25,289

(a)  Identified cost of investments in unaffiliated securities               $  3,072,901,521    $    451,796,343
(b)  Identified cost of investments in affiliated securities                      441,218,349          87,351,372
(c)  Identified cost of foreign currency                                            2,153,973              49,328
(d)  Premiums received on options written                                                   0                   0

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS

STATEMENTS OF OPERATIONS--YEAR ENDED SEPTEMBER 30, 2004

                                                                                          THE OAKMARK
                                                                      THE OAKMARK            SELECT
                                                                          FUND                FUND
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends from unaffiliated securities                           $     79,776,909    $     71,470,705
   Dividends from affiliated securities                                    3,411,728           9,454,532
   Interest Income                                                         5,612,596           3,670,367
   Securities lending income                                                       0                   0
   Other income                                                               12,156              52,731
   Foreign taxes withheld                                                    (86,768)                  0
                                                                    ----------------    ----------------
     Total investment income                                              88,726,621          84,648,335

EXPENSES:
   Investment advisory fee                                                50,652,178          48,070,958
   Transfer and dividend disbursing agent fees                             2,942,576           1,488,884
   Other shareholder servicing fees                                        5,055,637           4,490,884
   Service Fee--Class II                                                      93,506             165,847
   Reports to shareholders                                                 1,229,408           1,000,249
   Custody and accounting fees                                               619,832             603,672
   Registration and blue sky expenses                                        280,357             105,466
   Trustee fees                                                              111,125             107,100
   Deferred trustee compensation                                             125,814             127,432
   Legal fees                                                                 89,023              88,063
   Audit fees                                                                 46,357              42,736
   Other                                                                     315,530             315,973
                                                                    ----------------    ----------------
     Total expenses                                                       61,561,343          56,607,264
                                                                    ----------------    ----------------
   Net expenses                                                           61,561,343          56,607,264

NET INVESTMENT INCOME:                                                    27,165,278          28,041,071

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain on unaffiliated securities                           49,330,325          95,737,774
   Net realized gain (loss) on affiliated securities                      13,028,681          57,494,684
   Net realized gain on options written                                    2,454,446           2,924,572
   Net realized gain (loss) on short sales                                      (737)             (1,959)
   Net realized gain (loss) on foreign currency transactions                       0                   0
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                  636,919,637         511,522,774
   Net change in appreciation (depreciation)other                                  0                   0

Net realized and unrealized gain on
  investments and foreign currency transactions:                         701,732,352         667,677,845
                                                                    ----------------    ----------------

Net increase in net assets resulting from operations                $    728,897,630    $    695,718,916
                                                                    ================    ================

                                                                      THE OAKMARK         THE OAKMARK
                                                                       EQUITY AND            GLOBAL
                                                                      INCOME FUND             FUND
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends from unaffiliated securities                           $     40,138,015    $     19,537,599
   Dividends from affiliated securities                                    2,141,500           3,216,076
   Interest Income                                                        69,277,402             859,614
   Securities lending income                                                       0              53,773
   Other income                                                               38,688                   0
   Foreign taxes withheld                                                   (680,001)         (1,963,492)
                                                                    ----------------    ----------------
     Total investment income                                             110,915,604          21,703,570

EXPENSES:
   Investment advisory fee                                                46,997,810          12,245,761
   Transfer and dividend disbursing agent fees                             1,736,983             434,475
   Other shareholder servicing fees                                        7,497,728           1,242,856
   Service Fee--Class II                                                     921,230              40,361
   Reports to shareholders                                                 1,498,868             306,925
   Custody and accounting fees                                               784,732           1,059,568
   Registration and blue sky expenses                                        620,688             172,192
   Trustee fees                                                              122,659              57,649
   Deferred trustee compensation                                             128,640              63,057
   Legal fees                                                                 96,056              45,958
   Audit fees                                                                 52,830              30,838
   Other                                                                     331,310             119,243
                                                                    ----------------    ----------------
     Total expenses                                                       60,789,534          15,818,883
                                                                    ----------------    ----------------
   Net expenses                                                           60,789,534          15,818,883

NET INVESTMENT INCOME:                                                    50,126,070           5,884,687

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain on unaffiliated securities                          284,152,401          30,101,048
   Net realized gain (loss) on affiliated securities                     (15,625,092)         (6,912,122)
   Net realized gain on options written                                      571,712             363,653
   Net realized gain (loss) on short sales                                         0                   0
   Net realized gain (loss) on foreign currency transactions                 227,056            (199,643)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                  416,194,976         116,594,459
   Net change in appreciation (depreciation)other                             39,804             102,037

Net realized and unrealized gain on
  investments and foreign currency transactions:                         685,560,857         140,049,432
                                                                    ----------------    ----------------

Net increase in net assets resulting from operations                $    735,686,927    $    145,934,119
                                                                    ================    ================

                                                                      THE OAKMARK         THE OAKMARK
                                                                     INTERNATIONAL       INTERNATIONAL
                                                                          FUND           SMALL CAP FUND
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends from unaffiliated securities                           $     97,164,219    $     12,283,694
   Dividends from affiliated securities                                   11,723,411           3,383,772
   Interest Income                                                         1,714,491             279,033
   Securities lending income                                               1,248,738                   0
   Other income                                                                    0              12,701
   Foreign taxes withheld                                                (10,762,812)         (1,906,580)
                                                                    ----------------    ----------------
     Total investment income                                             101,088,047          14,052,620

EXPENSES:
   Investment advisory fee                                                36,337,644           7,616,526
   Transfer and dividend disbursing agent fees                             1,117,583             166,242
   Other shareholder servicing fees                                        3,865,215             570,689
   Service Fee--Class II                                                     532,422                  44
   Reports to shareholders                                                   924,262             122,640
   Custody and accounting fees                                             3,838,366             703,303
   Registration and blue sky expenses                                        224,171              53,714
   Trustee fees                                                               89,107              49,315
   Deferred trustee compensation                                              98,880              55,074
   Legal fees                                                                 71,966              39,318
   Audit fees                                                                 41,157              28,240
   Other                                                                     231,382              92,740
                                                                    ----------------    ----------------
     Total expenses                                                       47,372,155           9,497,845
                                                                    ----------------    ----------------
   Net expenses                                                           47,372,155           9,497,845

NET INVESTMENT INCOME:                                                    53,715,892           4,554,775

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain on unaffiliated securities                          214,537,262          41,374,709
   Net realized gain (loss) on affiliated securities                       2,998,826           2,122,741
   Net realized gain on options written                                            0                   0
   Net realized gain (loss) on short sales                                         0                   0
   Net realized gain (loss) on foreign currency transactions                (603,088)            (41,546)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                  401,911,292         124,228,709
   Net change in appreciation (depreciation)other                            168,158             (23,302)

Net realized and unrealized gain on
  investments and foreign currency transactions:                         619,012,450         167,661,311
                                                                    ----------------    ----------------

Net increase in net assets resulting from operations                $    672,728,342    $    172,216,086
                                                                    ================    ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS--SEPTEMBER 30, 2004

                                                                                THE OAKMARK FUND
------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED          YEAR ENDED
                                                                      SEPTEMBER 30, 2004  SEPTEMBER 30, 2003
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                               $     27,165,278    $     19,384,779
   Net realized gain (loss) on investments                                   64,812,715        (137,687,746)
   Net change in unrealized appreciation (depreciation)
     of investments                                                         636,919,637         867,321,548
                                                                       ----------------    ----------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                               728,897,630         749,018,581

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                           (20,505,874)        (13,880,781)
   Net investment income--Class II                                              (37,100)            (29,599)
                                                                       ----------------    ----------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                      (20,542,974)        (13,910,380)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                     1,919,971,722       1,533,121,113
   Proceeds from shares sold--Class II                                       36,194,109          17,938,866
   Reinvestment of distributions--Class I                                    18,843,547          13,078,556
   Reinvestment of distributions--Class II                                        8,676                 700
   Payments for shares redeemed--Class I                                   (939,233,385)       (810,690,610)
   Payments for shares redeemed--Class II                                    (9,099,878)         (6,723,524)
   Redemption fees--Class I                                                     340,142                   0
                                                                       ----------------    ----------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                   1,027,024,933         746,725,101
                                                                       ----------------    ----------------

TOTAL INCREASE IN NET ASSETS                                              1,735,379,589       1,481,833,302
   NET ASSETS:
   Beginning of period                                                    4,790,515,135       3,308,681,833
                                                                       ----------------    ----------------
   End of period                                                       $  6,525,894,724    $  4,790,515,135
                                                                       ================    ================
   Undistributed net investment income                                 $     25,531,472    $     18,909,168
                                                                       ================    ================

FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                               50,926,355          49,341,298
   Shares issued in reinvestment of dividends                                   534,720             425,457
   Less shares redeemed                                                     (24,984,586)        (26,435,618)
                                                                       ----------------    ----------------
   NET INCREASE IN SHARES OUTSTANDING                                        26,476,489          23,331,137
                                                                       ================    ================

FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                                  968,163             576,827
   Shares issued in reinvestment of dividends                                       247                  23
   Less shares redeemed                                                        (247,309)           (225,241)
                                                                       ----------------    ----------------
   NET INCREASE IN SHARES OUTSTANDING                                           721,101             351,609
                                                                       ================    ================

                                                                             THE OAKMARK SELECT FUND
------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED          YEAR ENDED
                                                                      SEPTEMBER 30, 2004  SEPTEMBER 30, 2003
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                               $     28,041,071    $     10,063,549
   Net realized gain (loss) on investments                                  156,155,071        (101,697,160)
   Net change in unrealized appreciation (depreciation)
     of investments                                                         511,522,774       1,121,320,614
                                                                       ----------------    ----------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                               695,718,916       1,029,687,003

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                           (18,710,631)         (3,934,423)
   Net investment income--Class II                                             (118,882)                  0
                                                                       ----------------    ----------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                      (18,829,513)         (3,934,423)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                       807,786,818         917,786,177
   Proceeds from shares sold--Class II                                       33,570,613          37,698,020
   Reinvestment of distributions--Class I                                    17,456,336           3,705,408
   Reinvestment of distributions--Class II                                       58,212                   0
   Payments for shares redeemed--Class I                                 (1,019,983,750)       (654,181,633)
   Payments for shares redeemed--Class II                                   (40,937,360)        (26,725,613)
   Redemption fees--Class I                                                     105,547                   0
                                                                       ----------------    ----------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                    (201,943,584)        278,282,359
                                                                       ----------------    ----------------

TOTAL INCREASE IN NET ASSETS                                                474,945,819       1,304,034,939
   NET ASSETS:
   Beginning of period                                                    5,086,087,270       3,782,052,331
                                                                       ----------------    ----------------
   End of period                                                       $  5,561,033,089    $  5,086,087,270
                                                                       ================    ================
   Undistributed net investment income                                 $     18,937,136    $      9,725,578
                                                                       ================    ================

FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                               26,433,387          36,086,657
   Shares issued in reinvestment of dividends                                   595,510             150,625
   Less shares redeemed                                                     (33,158,816)        (26,578,347)
                                                                       ----------------    ----------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING                             (6,129,919)          9,658,935
                                                                       ================    ================

FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                                1,102,241           1,482,025
   Shares issued in reinvestment of dividends                                     1,944                   0
   Less shares redeemed                                                      (1,342,449)         (1,069,612)
                                                                       ----------------    ----------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING                               (238,264)            412,413
                                                                       ================    ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                   THE OAKMARK
                                                                              EQUITY AND INCOME FUND
------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED          YEAR ENDED
                                                                      SEPTEMBER 30, 2004  SEPTEMBER 30, 2003
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                               $     50,126,070    $     34,174,070
   Net realized gain on investments                                         269,099,021           9,562,063
   Net realized gain on foreign currency transactions                           227,056             370,636
   Net change in unrealized appreciation (depreciation)
     of investments                                                         416,194,976         517,697,982
   Net change in unrealized appreciation
     (depreciation)--other                                                       39,804              87,469
                                                                       ----------------    ----------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                               735,686,927         561,892,220

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                           (30,409,117)        (33,616,359)
   Net investment income--Class II                                           (1,530,815)         (1,569,445)
                                                                       ----------------    ----------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                      (31,939,932)        (35,185,804)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                     3,583,813,621       2,076,491,027
   Proceeds from shares sold--Class II                                      277,231,468         144,338,218
   Reinvestment of distributions--Class I                                    29,355,530          32,429,243
   Reinvestment of distributions--Class II                                      514,106             321,834
   Payments for shares redeemed--Class I                                   (836,471,290)       (709,955,319)
   Payments for shares redeemed--Class II                                   (86,816,396)        (46,269,411)
   Redemption fees--Class I                                                     534,637                   0
                                                                       ----------------    ----------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                   2,968,161,676       1,497,355,592
                                                                       ----------------    ----------------

TOTAL INCREASE IN NET ASSETS                                              3,671,908,671       2,024,062,008
   NET ASSETS:
   Beginning of period                                                    4,384,649,011       2,360,587,003
                                                                       ----------------    ----------------
   End of period                                                       $  8,056,557,682    $  4,384,649,011
                                                                       ================    ================
   Undistributed net investment income                                 $     47,199,612    $     23,545,227
                                                                       ================    ================

FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                              159,855,520         109,874,694
   Shares issued in reinvestment of dividends                                 1,399,884           1,796,634
   Less shares redeemed                                                     (37,388,817)        (38,350,539)
                                                                       ----------------    ----------------
   NET INCREASE IN SHARES OUTSTANDING                                       123,866,587          73,320,789
                                                                       ================    ================

FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                               12,464,461           7,706,490
   Shares issued in reinvestment of dividends                                    24,563              17,840
   Less shares redeemed                                                      (3,887,834)         (2,462,923)
                                                                       ----------------    ----------------
   NET INCREASE IN SHARES OUTSTANDING                                         8,601,190           5,261,407
                                                                       ================    ================

                                                                                   THE OAKMARK
                                                                                   GLOBAL FUND
------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED          YEAR ENDED
                                                                      SEPTEMBER 30, 2004  SEPTEMBER 30, 2003
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                               $      5,884,687    $          9,446
   Net realized gain on investments                                          23,552,579           3,814,882
   Net realized loss on foreign currency transactions                          (199,643)           (168,173)
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currencies                                  116,594,459         114,576,882
   Net change in unrealized appreciation
     (depreciation)--other                                                      102,037             (43,405)
                                                                       ----------------    ----------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                               145,934,119         118,189,632

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                               (54,303)                  0
   Net realized gain--Class I                                                (2,851,872)                  0
   Net realized gain--Class II                                                  (25,574)                  0
                                                                       ----------------    ----------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                       (2,931,749)                  0

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                       782,660,249         524,732,272
   Proceeds from shares sold--Class II                                       21,752,122           6,645,694
   Reinvestment of distributions--Class I                                     2,804,200                   0
   Reinvestment of distributions--Class II                                       20,731                   0
   Payments for shares redeemed--Class I                                   (296,067,961)       (112,770,994)
   Payments for shares redeemed--Class II                                    (4,061,520)         (2,412,970)
   Redemption fees--Class I                                                     314,014                   0
                                                                       ----------------    ----------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                     507,421,835         416,194,002
                                                                       ----------------    ----------------

TOTAL INCREASE IN NET ASSETS                                                650,424,205         534,383,634
   NET ASSETS:
   Beginning of period                                                      710,597,435         176,213,801
                                                                       ----------------    ----------------
   End of period                                                       $  1,361,021,640    $    710,597,435
                                                                       ================    ================
   Undistributed net investment income (loss)                          $      5,262,319    $       (290,559)
                                                                       ================    ================

FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                               41,298,499          34,670,227
   Shares issued in reinvestment of dividends                                   155,616                   0
   Less shares redeemed                                                     (15,250,479)         (8,703,761)
                                                                       ----------------    ----------------
   NET INCREASE IN SHARES OUTSTANDING                                        26,203,636          25,966,466
                                                                       ================    ================

FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                                1,131,427             462,296
   Shares issued in reinvestment of dividends                                     1,160                   0
   Less shares redeemed                                                        (211,953)           (171,894)
                                                                       ----------------    ----------------
   NET INCREASE IN SHARES OUTSTANDING                                           920,634             290,402
                                                                       ================    ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                  THE OAKMARK
                                                                                INTERNATIONAL FUND
------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED          YEAR ENDED
                                                                      SEPTEMBER 30, 2004  SEPTEMBER 30, 2003
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                               $     53,715,892    $     20,158,139
   Net realized gain (loss) on investments                                  217,536,088        (194,137,263)
   Net realized loss on foreign currency transactions                          (603,088)           (659,981)
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currencies                                  401,911,292         712,978,826
   Net change in unrealized appreciation
     (depreciation)--other                                                      168,158             294,152
                                                                       ----------------    ----------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                               672,728,342         538,633,873

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                           (20,084,750)        (15,119,015)
   Net investment income--Class II                                             (570,848)           (515,254)
                                                                       ----------------    ----------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                      (20,655,598)        (15,634,269)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                     1,465,810,386       1,342,461,828
   Proceeds from shares sold--Class II                                      183,258,922         210,555,153
   Reinvestment of distributions--Class I                                    18,162,578          13,994,235
   Reinvestment of distributions--Class II                                      279,537             172,223
   Payments for shares redeemed--Class I                                   (744,490,290)       (573,914,822)
   Payments for shares redeemed--Class II                                   (79,196,627)       (158,686,779)
   Redemption fees--Class I                                                     367,912                   0
                                                                       ----------------    ----------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                     844,192,418         834,581,838
                                                                       ----------------    ----------------

TOTAL INCREASE IN NET ASSETS                                              1,496,265,162       1,357,581,442
   NET ASSETS:
   Beginning of period                                                    2,799,845,136       1,442,263,694
                                                                       ----------------    ----------------
   End of period                                                       $  4,296,110,298    $  2,799,845,136
                                                                       ================    ================
   Undistributed net investment income                                 $     51,739,373    $     19,282,167
                                                                       ================    ================

FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                               81,784,418          98,256,816
   Shares issued in reinvestment of dividends                                 1,091,501           1,050,618
   Less shares redeemed                                                     (40,952,323)        (43,071,914)
                                                                       ----------------    ----------------
   NET INCREASE IN SHARES OUTSTANDING                                        41,923,596          56,235,520
                                                                       ================    ================

FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                               10,166,362          15,141,504
   Shares issued in reinvestment of dividends                                    16,860              12,959
   Less shares redeemed                                                      (4,345,978)        (11,241,101)
                                                                       ----------------    ----------------
   NET INCREASE IN SHARES OUTSTANDING                                         5,837,244           3,913,362
                                                                       ================    ================

                                                                            THE OAKMARK INTERNATIONAL
                                                                                 SMALL CAP FUND
------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED          YEAR ENDED
                                                                      SEPTEMBER 30, 2004  SEPTEMBER 30, 2003
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                               $      4,554,775    $      3,739,176
   Net realized gain (loss) on investments                                   43,497,450         (33,475,417)
   Net realized loss on foreign currency transactions                           (41,546)            (58,650)
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currencies                                  124,228,709         160,461,142
   Net change in unrealized appreciation
     (depreciation)--other                                                      (23,302)             36,163
   Deferred foreign taxes                                                             0                   0
                                                                       ----------------    ----------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                               172,216,086         130,702,414

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                            (4,209,195)         (3,076,432)
   Net investment income--Class II                                               (2,982)             (1,637)
   Net realized gain--Class I                                                         0          (9,181,861)
   Net realized gain--Class II                                                        0              (6,548)
                                                                       ----------------    ----------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                       (4,212,177)        (12,266,478)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                       188,831,597         122,746,015
   Proceeds from shares sold--Class II                                           54,188             978,707
   Reinvestment of distributions--Class I                                     3,863,970          11,533,652
   Reinvestment of distributions--Class II                                        1,508               4,554
   Payments for shares redeemed--Class I                                   (104,507,785)       (132,515,271)
   Payments for shares redeemed--Class II                                      (171,984)           (945,332)
   Redemption fees--Class I                                                     263,993                   0
                                                                       ----------------    ----------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                      88,335,487           1,802,325
                                                                       ----------------    ----------------

TOTAL INCREASE IN NET ASSETS                                                256,339,396         120,238,261
   NET ASSETS:
   Beginning of period                                                      478,244,429         358,006,168
                                                                       ----------------    ----------------
   End of period                                                       $    734,583,825    $    478,244,429
                                                                       ================    ================
   Undistributed net investment income                                 $      3,819,316    $      3,518,265
                                                                       ================    ================

FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                               11,434,258          11,051,169
   Shares issued in reinvestment of dividends                                   260,200           1,095,314
   Less shares redeemed                                                      (6,274,556)        (12,545,416)
                                                                       ----------------    ----------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING                              5,419,902            (398,933)
                                                                       ================    ================

FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                                    3,350              88,462
   Shares issued in reinvestment of dividends                                       102                 432
   Less shares redeemed                                                         (10,276)            (85,057)
                                                                       ----------------    ----------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                 (6,824)              3,837
                                                                       ================    ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of The Oakmark Fund ("Oakmark"), The Oakmark Select Fund ("Select"), The Oakmark Equity and Income Fund ("Equity and Income"), The Oakmark Global Fund ("Global"), The Oakmark International Fund ("International"), and The Oakmark International Small Cap Fund ("Int'l Small Cap") collectively referred to as "the Funds", each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, which is registered as an investment company under the Investment Company Act of 1940. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

The Oakmark Small Cap Fund, formerly a series of the Trust, was terminated on September 28, 2004. Financial Statements for The Oakmark Small Cap Fund for the period ended September 30, 2004 can be found at www.oakmark.com or by calling 1-800-625-6275.

CLASS DISCLOSURE--
Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of 0.25% of average net assets of Class II Shares of the Funds. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans.

Income, realized and unrealized capital gains and losses and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class.

REDEMPTION FEES--
Each Fund imposes a short-term trading fee on redemptions of Class I Shares held for 90 days or less to offset two types of costs to the Fund caused by short-term trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is 2% of the redemption value and is deducted from the redemption proceeds and retained by the Fund. The "first-in, first-out"
(FIFO) method is used to determine the holding period.

SECURITY VALUATION--
Securities traded on securities exchanges and over-the-counter securities are valued at the last sales price on the day of valuation, or lacking any reported sales that day, at the most recent bid quotation. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt obligations and money market instruments maturing in more than 60 days from the date of purchase are valued at the latest bid quotation. Debt obligations and money market instruments maturing in less than 61 days from the date of purchase are valued on an amortized cost basis which approximates market value. Options are valued at the last reported sale price on the day of valuation, or lacking any reported sales that day, at the mean of the most recent bid and ask quotations. Securities traded in foreign markets are valued using prices reported by local foreign markets. Securities for which quotations are not readily available, or securities which may have been affected by a significant event after the price was determined, and other assets are valued at a fair value as determined by or under the direction of pricing committees established by the Board of Trustees. The Funds' net asset values are determined at the time of the close of the New York Stock Exchange. The pricing committees will evaluate movements in the U.S. markets after the close of foreign markets and may adjust security prices to reflect changes in reaction to U.S. markets as determined by a third party model. At September 30, 2004, the Funds held no securities for which quotations were not readily available, and no securities which may have been affected by a significant event prior to the computation of NAV.

FOREIGN CURRENCY TRANSLATIONS--
Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time net asset value is determined. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from securities.

Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from portfolio and transaction hedges. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

For the year ended September 30, 2004, net unrealized appreciation (depreciation) - other included the following components:

                                                              EQUITY AND                                  INT'L
                                                                INCOME        GLOBAL    INTERNATIONAL   SMALL CAP
------------------------------------------------------------------------------------------------------------------
Unrealized appreciation
   (depreciation) on dividends and dividend
   reclaims receivable                                        $  126,551    $   79,926    $  286,811    $   36,845

Unrealized appreciation
   (depreciation) on open securities purchases
   and sales                                                         121             0         9,092           (88)
                                                              ----------    ----------    ----------    ----------
Net Unrealized appreciation
   (depreciation)--Other                                      $  126,672    $   79,926    $  295,903    $   36,757
                                                              ==========    ==========    ==========    ==========

FORWARD FOREIGN CURRENCY CONTRACTS--
The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values. At September 30, 2004, Global, International and Int'l Small Cap held the following outstanding forward foreign currency contracts:

THE OAKMARK GLOBAL FUND

                                                              CONTRACT         SETTLEMENT        VALUATION         UNREALIZED
                                                               AMOUNT             DATE           AT 9/30/04       APPRECIATION
-------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY SOLD:
British Pound Sterling                                       47,900,000         July 2005      $   85,089,115    $    1,595,515
                                                                                               ==============    ==============

THE OAKMARK INTERNATIONAL FUND

                                                              CONTRACT         SETTLEMENT        VALUATION         UNREALIZED
                                                               AMOUNT             DATE           AT 9/30/04       APPRECIATION
-------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY SOLD:
British Pound Sterling                                      142,000,000         July 2005      $  252,276,711    $    3,735,088

British Pound Sterling                                      140,000,000         July 2005         248,694,698         4,663,302
                                                                                               --------------    --------------
                                                                                               $  500,971,409    $    8,398,390
                                                                                               ==============    ==============

THE OAKMARK INTERNATIONAL SMALL CAP FUND

                                                              CONTRACT         SETTLEMENT        VALUATION         UNREALIZED
                                                               AMOUNT             DATE           AT 9/30/04       APPRECIATION
-------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY SOLD:
British Pound Sterling                                       11,200,000         July 2005      $   19,897,881    $      294,599

British Pound Sterling                                       11,400,000         July 2005          20,250,854           379,726
                                                                                               --------------    --------------
                                                                                               $   40,148,735    $      674,325
                                                                                               ==============    ==============

SECURITY TRANSACTIONS AND INVESTMENT INCOME--
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Corporate gains taxes on the appreciation of certain foreign securities have been accrued for in accordance with the Funds' understanding of the applicable country's tax rules and rates, and are recorded as Deferred Foreign Tax Expense on the Statements of Operations. Net realized gains and losses on investments are determined by the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS--
Income, dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Tax and book differences are primarily related to foreign currency transactions, deferral of losses on wash sales, and character of capital loss carryforwards. The Funds also utilize, when appropriate, earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

SHORT SALES--
Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of a short sale. At September 30, 2004, the Funds had no securities sold short.

ACCOUNTING FOR OPTIONS--
When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Options written by the Funds do not give rise to counterparty credit risk, as they obligate the Funds, not their counterparties, to perform.

At September 30, 2004, Equity & Income had outstanding written option contracts which are disclosed in the Schedule of Investments, for which portfolio securities valued at $30,131,341 were held in escrow by the custodian as cover for the written options.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and the failure of the counterparty to honor their portion of the contract.

COMMITTED LINE OF CREDIT--
The Funds have an unsecured committed line of credit with Investors Bank & Trust Company ("IBT") in the amount of $450 million. Borrowings under that arrangement bear interest at .45% above the Federal Funds Effective Rate. There were no borrowings during the year ended September 30, 2004.

REPURCHASE AGREEMENTS--
Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 105% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 105% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

EXPENSE OFFSET ARRANGEMENT--
IBT serves as custodian of the Funds. IBT's fee may be reduced by credits which are an earnings allowance calculated on the average daily cash balances each Fund maintains with IBT. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. At September 30, 2004, there were no expense offsets.

SECURITY LENDING--
Each Fund except Oakmark Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the fair value of the securities loaned by the Fund. Collateral is marked to market and monitored daily. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time, and the counterparty shall return the securities within five business days or less. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period.

2. TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with Harris Associates L.P. ("Adviser"). For management services and facilities furnished, the Funds pay the Adviser monthly fees. Each fee is calculated on the total net assets as determined at the end of each preceding calendar month. Annual fee rates are as follows:

        FUND          ADVISORY FEES                           FUND                  ADVISORY FEES
        ----------------------------------------------------------------------------------------------------------------
        Oakmark       1.00% up to $2 billion;                 Equity and Income     0.75% up to $5 billion
                      0.90% on the next $1 billion;                                 0.70% on the next $2.5 billion
                      0.80% on the next $2 billion; and                             0.675% on the next $2.5 billion; and
                      0.75% over $5 billion                                         0.65% over $10 billion

        Select        1.00% up to $1 billion;                 Global                1.00% up to $2 billion
                      0.95% on the next $500 million;                               0.95% on the next $2 billion; and
                      0.90% on the next $500 million;                               0.90% over $4 billion
                      0.85% on the next $500 million;
                      0.80% on the next $2.5 billion; and     International         1.00% up to $2 billion;
                      0.75% over $5 billion                                         0.95% on the next $1 billion; and
                                                                                    0.85% over $3 billion

                                                              Int'l Small Cap       1.25% up to $500 million; and
                                                                                    1.10% over $500 million

The Adviser undertakes to reimburse each Fund Class to the extent, but only to the extent, that its annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but excluding fees paid to the Adviser) exceed the percent set forth opposite the Fund Class of average daily net assets of the Fund Class through January 31, 2005.

        FUND                                                 CLASS I              CLASS II
        ----------------------------------------------------------------------------------
        Oakmark                                               1.50%                 1.75%
        Select                                                1.50                  1.75
        Equity and Income                                     1.00                  1.25
        Global                                                1.75                  2.00
        International                                         2.00                  2.25
        Int'l Small Cap                                       2.00                  2.25

For the year ended September 30, 2004, the Funds incurred brokerage commissions, including commissions paid to an affiliate of the Adviser, Harris Associates Securities L.P., as follows:

        FUND                                        TOTAL COMMISSIONS       COMMISSIONS PAID TO AFFILIATE
        -------------------------------------------------------------------------------------------------
        Oakmark                                        $ 5,076,567                    $ 188,945
        Select                                           3,554,160                       37,119
        Equity and Income                                6,440,305                      251,104
        Global                                           1,899,282                       45,825
        International                                    5,431,968                            0
        Int'l Small Cap                                  1,086,752                            0

IXIS Asset Management Services Co., an affiliate of the Adviser, provides transfer agent services to the Funds. The fees are based on the number of open accounts and the reimbursement of out-of-pocket expenses. For the year ended September 30, 2004, the Funds incurred the following transfer agent expenses:

        FUND                                                                TRANSFER AGENT FEES
        ---------------------------------------------------------------------------------------
        Oakmark                                                                 $ 2,942,576
        Select                                                                    1,488,884
        Equity and Income                                                         1,736,983
        Global                                                                      434,475
        International                                                             1,117,583
        Int'l Small Cap                                                             166,242

The Adviser has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to the Funds. These services would be provided by the Funds if the shares were held in accounts registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of these fees pursuant to a separate agreement with the Adviser. These fees are reflected as other shareholder servicing fees in the Statements of Operations.

The non-interested Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred for a participant is determined by reference to the change in value of Class I shares of one or more of the Funds or a money market fund as specified by the participant. Benefits under the plan are payable upon retirement. The interested trustees are not compensated by the Funds.

3. FEDERAL INCOME TAXES
It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

                                                 COST OF INVESTMENTS                                               NET UNREALIZED
                                                  FOR FEDERAL INCOME   GROSS UNREALIZED     GROSS UNREALIZED        APPRECIATION
        FUND                                        TAX PURPOSES         APPRECIATION        (DEPRECIATION)        (DEPRECIATION)
        ---------------------------------------------------------------------------------------------------------------------------
        Oakmark                                   $   5,419,978,326    $   1,240,109,793    $     (82,639,138)    $   1,157,470,655
        Select                                        3,778,917,489        1,794,128,955          (54,979,104)        1,739,149,851
        Equity and Income                             7,225,630,399          863,786,748          (34,694,871)          829,091,877
        Global                                        1,149,006,532          215,762,399          (21,333,947)          194,428,452
        International                                 3,520,118,309          766,280,366          (27,557,332)          738,723,034
        Int'l Small Cap                                 545,560,327          196,495,791           (8,988,192)          187,507,599

As of September 30, 2004, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions.

        FUND                   2008             2009             2010             2011             2012             TOTAL
        ---------------------------------------------------------------------------------------------------------------------
        Oakmark            $  23,897,178    $ 139,015,880    $   2,634,325    $  27,893,934    $  68,483,540    $ 261,924,857
        Select                        --               --               --       12,873,196               --       12,873,196

For the year ended September 30, 2004, the components of distributable earnings (excluding unrealized appreciation (depreciation) disclosed below) on a tax basis were as follows:

                                                 UNDISTRIBUTED        UNDISTRIBUTED LONG-     TOTAL DISTRIBUTABLE
        FUND                                    ORDINARY INCOME           TERM GAIN                EARNINGS
        ---------------------------------------------------------------------------------------------------------
        Oakmark                                 $    26,290,546        $             0          $   26,290,546
        Select                                       19,568,993                      0              19,568,993
        Equity and Income                            46,090,137            194,102,676             240,192,813
        Global                                        7,095,235             25,636,453              32,731,688
        International                                60,641,910             12,364,662              72,912,543
        Int'l Small Cap                              10,730,805             10,050,074              14,831,286

During the year ended September 30, 2004, the tax character of distributions paid was as follows:

                                                DISTRIBUTIONS PAID    DISTRIBUTIONS PAID
                                                   FROM ORDINARY        FROM LONG-TERM
        FUND                                          INCOME             CAPITAL GAIN
        --------------------------------------------------------------------------------
        Oakmark                                   $  20,542,974           $         0
        Select                                       18,829,513                     0
        Equity and Income                            31,939,932                     0
        Global                                           54,303             2,877,446
        International                                20,655,598                     0
        Int'l Small Cap                               4,212,177                     0

4. INVESTMENT TRANSACTIONS

For the year ended September 30, 2004, transactions in investment securities (excluding short term and U.S. Government securities) were as follows (in thousands):

                                                                 EQUITY AND                                           INT'L
                                 OAKMARK           SELECT          INCOME            GLOBAL       INTERNATIONAL      SMALL CAP
        ------------------------------------------------------------------------------------------------------------------------
        Purchases             $   1,964,346    $     708,110    $   2,642,250    $     703,813    $   1,544,366    $     254,645
        Proceeds from sales       1,016,634          983,915        1,415,096          187,375          766,729          176,119

Purchases at cost and proceeds from sales of long-term U.S. Government securities for the year ended September 30, 2004 were $4,548,306 and $2,778,797 respectively for Equity and Income.

Transactions in options written during the year ended September 30, 2004 were as follows:

                                                OAKMARK                         SELECT                   EQUITY AND INCOME
                                        ----------------------------------------------------------------------------------------
                                        NUMBER OF       PREMIUMS      NUMBER OF       PREMIUMS      NUMBER OF        PREMIUMS
                                        CONTRACTS       RECEIVED      CONTRACTS       RECEIVED      CONTRACTS        RECEIVED
        ------------------------------------------------------------------------------------------------------------------------
        Options outstanding at
          September 30, 2003                     0     $        0              0     $        0              0     $           0
        Options written                     44,050      3,275,394         52,950      3,595,332         23,000         2,460,641
        Options terminated in closing
          purchase transactions             (6,993)      (683,121)        (8,397)      (811,727)        (7,522)    $  (1,135,011)
        Options expired                    (28,507)    (1,870,762)       (37,578)    (2,257,703)        (2,478)         (376,653)
        Options exercised                   (8,550)      (721,511)        (6,975)      (525,902)             0                 0
                                        ----------     ----------     ----------     ----------     ----------     -------------
        Options outstanding at
          September 30, 2004                     0     $        0              0     $        0         13,000     $     948,977
                                        ==========     ==========     ==========     ==========     ==========     =============

                                                                                                               GLOBAL
                                                                                                    ----------------------------
                                                                                                         NUMBER OF PREMIUMS
                                                                                                         CONTRACTS RECEIVED
                                                                                                    ----------------------------
        Options outstanding at September 30, 2003                                                        3,000     $     255,988
        Options written                                                                                  1,000           155,663
        Options expired                                                                                 (3,000)    $    (363,653)
        Options exercised                                                                               (1,000)          (47,998)
                                                                                                    ----------     -------------
        Options outstanding at September 30, 2004                                                            0     $           0
                                                                                                    ==========     =============

5. INVESTMENTS IN AFFILIATED ISSUERS

An affiliated issuer, as defined under the Investment Company Act of 1940, is one in which the Trust's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund's investments in securities of these issuers for the year ended September 30, 2004, is set forth below:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK FUND

                                                                                                                    MARKET VALUE
                                                                   PURCHASES          SALES           DIVIDEND      SEPTEMBER 30,
        AFFILIATES                                    SHARES        (COST)          PROCEEDS          INCOME            2004
        -------------------------------------------------------------------------------------------------------------------------
        Burlington Resources Inc.*                  2,506,800   $            0   $   25,056,788   $      974,082   $  102,277,440
        H&R Block, Inc.                             3,029,300        9,714,775       10,836,227        2,437,646      149,708,006
        Toys 'R' Us, Inc.+                          3,125,000                0                0                0       55,437,500
                                                                --------------   --------------   --------------   --------------
        TOTALS                                                  $    9,714,775   $   35,893,015   $    3,411,728   $  307,422.946
                                                                ==============   ==============   ==============   ==============

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SELECT FUND

                                                                                                                    MARKET VALUE
                                                                   PURCHASES          SALES          DIVIDEND       SEPTEMBER 30,
        AFFILIATES                                   SHARES         (COST)          PROCEEDS          INCOME            2004
        -------------------------------------------------------------------------------------------------------------------------
        Burlington Resources Inc.*                  5,183,600   $            0   $  131,201,776   $    2,453,116   $   211,490,880
        H&R Block, Inc.                             8,459,800       19,428,879       42,867,975        7,001,416       418,083,316
        The Dun & Bradstreet Corporation+           3,934,900                0       29,537,786                0       230,978,630
        Toys 'R' Us, Inc.+                         11,872,700        1,567,695       29,529,779                0       210,621,698
                                                                --------------   --------------   --------------   ---------------
        TOTALS                                                  $   20,996,574   $  233,137,316   $    9,454,532   $ 1,071,174,524
                                                                ==============   ==============   ==============   ===============

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK EQUITY AND INCOME FUND

                                                                                                                    MARKET VALUE
                                                                   PURCHASES          SALES          DIVIDEND       SEPTEMBER 30,
                      AFFILIATES                      SHARES        (COST)          PROCEEDS          INCOME            2004
        -------------------------------------------------------------------------------------------------------------------------
        Burlington Resources Inc.*                  7,150,000   $   74,735,466   $            0   $    2,141,500   $   291,720,000
        First Health Group Corp.**+                         0                0       78,854,452                0                 0
        Mentor Graphics+                            3,640,000       39,895,500                0                0        39,912,600
                                                                --------------   --------------   --------------   ---------------
        TOTALS                                                  $  114,630,966   $   78,854,452   $    2,141,500   $   331,632,600
                                                                ==============   ==============   ==============   ===============

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK GLOBAL FUND

                                                                                                                    MARKET VALUE
                                                                   PURCHASES          SALES          DIVIDEND       SEPTEMBER 30,
        AFFILIATES                                   SHARES         (COST)          PROCEEDS          INCOME            2004
        -------------------------------------------------------------------------------------------------------------------------
        Burlington Resources Inc.*                  1,260,000   $   33,267,449   $            0   $      341,700   $    51,408,000
        Ducati Motor Holding S.p.A.*+               1,790,000        1,208,621        1,221,415                0         2,373,154
        eFunds Corporation*+                        2,295,000        9,207,000        1,547,877                0        42,664,050
        Euronext                                    1,814,000       20,811,931                0        1,107,311        51,686,605
        First Health Corp.**                                0        2,356,713       22,330,271                0                 0
        Grupo Aeroportuario del
           Sureste S.A. de C.V                        463,000                0                0          225,759        10,232,300
        Lonza group AG, Registered Shares             710,400       36,774,467                0          660,532        32,205,332
        Lotte Chilsung Beverage Co., Ltd.              13,430                0                0           22,753         9,645,341
        Meitec Corporation                            760,000       13,382,051                0          518,494        27,353,783
        Michael Page International plc              4,815,400                0                0          339,527        16,054,929
        Orbotech+                                     412,700        3,628,963                0                0         7,218,123
                                                                --------------   --------------   --------------   ---------------
        TOTALS                                                  $  120,638,195   $   25,099,563   $    3,216,076   $   250,841,617
                                                                ==============   ==============   ==============   ===============

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL FUND

                                                                                                                    MARKET VALUE
                                                                   PURCHASES          SALES          DIVIDEND       SEPTEMBER 30,
        AFFILIATES                                   SHARES         (COST)          PROCEEDS          INCOME            2004
        -------------------------------------------------------------------------------------------------------------------------
        Chargeurs SA                                  790,182   $            0   $    9,271,912   $    1,685,223   $    26,730,782
        Enodis plc+                                33,585,320                0                0                0        50,967,402
        Euronext                                    4,946,200       44,005,582                0        2,873,393       140,932,903
        Giordano International Limited*            61,424,300                0       13,935,454        1,732,594        33,874,274
        Grupo Aeroportuario del
           Sureste S.A. de C.V                        242,000                0                0          117,999         5,348,200
        Orbotech Ltd+                               1,237,700                0       20,576,486                0        21,647,373
        Lonza Group AG, Registered Shares           2,267,700       90,347,901                0        1,973,936       102,804,100
        Lotte Chilsung Beverage Co., Ltd.              83,400                0                0          141,296        59,897,351
        Meitec Corporation                          2,052,500       15,751,931                0        1,571,819        73,873,211
        Michael Page International plc             23,687,200        3,040,452        3,009,020        1,627,151        78,975,020
                                                                --------------   --------------   --------------   ---------------
        TOTALS                                                  $  153,145,866   $   46,792,872   $   11,723,411   $   595,050,616
                                                                ==============   ==============   ==============   ===============

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INT'L SMALL CAP FUND

                                                                                                                    MARKET VALUE
                                                                   PURCHASES          SALES          DIVIDEND       SEPTEMBER 30,
        AFFILIATES                                   SHARES         (COST)          PROCEEDS          INCOME            2004
        -------------------------------------------------------------------------------------------------------------------------
        Alaska Milk Corporation                    49,394,000   $            0   $            0   $      265,072   $     2,636,690
        Baycorp Advantage Limited*+                 9,741,300                0        9,411,341                0        22,765,813
        Ducati Motor Holding S.p.A.*+               3,015,650        5,265,491        4,850,972                0         3,998,101
        Grupo Aeroportuario del
           Sureste S.A. de C.V                      1,288,400        4,235,199                0          524,950        28,473,640
        Gurit-Heberlein                                36,075        6,271,391                0          585,202        25,871,326
        Interpump Group S.p.A.*                     3,821,000        8,107,126        4,908,218          671,069        19,940,138
        Mainfreight Limited                         8,935,381          960,574                0          419,260        12,417,454
        Matichon Public Company Limited,
           Foreign Shares                           2,039,500                0                0          234,395         4,189,909
        Morse                                       9,527,500        9,900,421        3,409,255          347,968        19,421,809
        Pfeiffer Vacuum Technology AG*                397,840                0        2,983,335          335,857        15,338,602
        Royal Doulton plc+                         22,373,000                0                0                0         2,787,116
                                                                --------------   --------------   --------------   ---------------
        TOTALS                                                  $   34,740,202   $   25,563,121   $    3,383,773   $   157,840,598
                                                                ==============   ==============   ==============   ===============

        *   Due to transactions during the year, the issuer is no longer an affiliated security.
        **  Position in issuer liquidated during the year.
        +   Non-income producing security.

THE OAKMARK FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         YEAR ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                       SEPTEMBER 30,    SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                            2004             2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      33.85     $      28.08   $      32.01   $      26.95   $      34.37
Income (Loss) From Investment Operations:
   Net Investment Income                                        0.16             0.13           0.12           0.07           0.49
   Net Gains (Losses) (both realized and unrealized)            4.81             5.75          (3.85)          5.38          (2.91)
                                                        ------------     ------------   ------------   ------------   ------------
   Total From Investment Operations:                            4.97             5.88          (3.73)          5.45          (2.42)
Less Distributions:
   Dividends (from net investment income)                      (0.14)           (0.11)         (0.20)         (0.39)         (0.26)
   Distributions (from capital gains)                           0.00             0.00           0.00           0.00          (4.74)
                                                        ------------     ------------   ------------   ------------   ------------
   Total Distributions                                         (0.14)           (0.11)         (0.20)         (0.39)         (5.00)
                                                        ------------     ------------   ------------   ------------   ------------
   Redemption fee per share                                     0.00(a)            --             --             --             --
Net Asset Value, End of Period                          $      38.68     $      33.85   $      28.08   $      32.01   $      26.95
                                                        ============     ============   ============   ============   ============
Total Return                                                   14.73%           20.99%        (11.77)%        20.42%         (7.55)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                 $    6,474.0     $    4,769.4   $    3,300.9   $    3,109.1   $    2,038.7
   Ratio of Expenses to Average Net Assets                      1.05%            1.14%          1.17%          1.15%          1.21%
   Ratio of Net Investment Income to Average Net Assets         0.47%            0.48%          0.38%          0.73%          1.42%
   Portfolio Turnover Rate                                        19%              21%            44%            57%            50%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                      APRIL 5, 2001
                                                         YEAR ENDED       YEAR ENDED     YEAR ENDED       THROUGH
                                                       SEPTEMBER 30,     SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                            2004             2003           2002         2001 (b)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      33.68     $      28.04   $      31.97   $      32.09
Income (Loss) From Investment Operations:
   Net Investment Income                                        0.04(c)          0.05           0.16           0.05
   Net Gains (Losses) on Securities (both realized and
     unrealized)                                                4.78             5.69          (3.92)         (0.17)
                                                        ------------     ------------   ------------   ------------
   Total From Investment Operations:                            4.82             5.74          (3.76)         (0.12)
Less Distributions:
   Dividends (from net investment income)                      (0.05)           (0.10)         (0.17)          0.00
   Distributions (from capital gains)                           0.00             0.00           0.00           0.00
                                                        ------------     ------------   ------------   ------------
   Total Distributions                                         (0.05)           (0.10)         (0.17)          0.00
Net Asset Value, End of Period                          $      38.45     $      33.68   $      28.04   $      31.97
                                                        ============     ============   ============   ============
Total Return                                                   14.32%           20.52%        (11.85)%        (0.37)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                 $       51.9     $       21.1   $        7.7   $        0.1
   Ratio of Expenses to Average Net Assets                      1.40%            1.53%          1.44%          1.32%*
   Ratio of Net Investment Income to Average Net Assets         0.11%            0.06%          0.35%          0.46%*
   Portfolio Turnover Rate                                        19%              21%            44%            57%

* Data has been annualized.
(a) Amount rounds to less than $0.01
(b) The date on which Class II shares were first sold to the public was April 5, 2001.
(c) Computed using average shares outstanding throughout the period.

THE OAKMARK SELECT FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         YEAR ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                       SEPTEMBER 30,    SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                            2004             2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      27.55     $      21.67   $      25.20   $      21.45   $      20.92
Income (Loss) From Investment Operations:
   Net Investment Income                                        0.15(a)          0.05           0.02           0.03           0.13
   Net Gains (Losses) on Securities (both realized and
     unrealized)                                                3.60             5.85          (3.50)          5.17           4.32
                                                        ------------     ------------   ------------   ------------   ------------
   Total From Investment Operations:                            3.75             5.90          (3.48)          5.20           4.45
Less Distributions:
   Dividends (from net investment income)                      (0.10)           (0.02)         (0.05)         (0.09)         (0.20)
   Distributions (from capital gains)                           0.00             0.00           0.00          (1.36)         (3.72)
                                                        ------------     ------------   ------------   ------------   ------------
   Total Distributions                                         (0.10)           (0.02)         (0.05)         (1.45)         (3.92)
                                                        ------------     ------------   ------------   ------------   ------------
   Redemption Fee Per Share                                     0.00(b)            --             --             --             --
Net Asset Value, End of Period                          $      31.20     $      27.55   $      21.67   $      25.20   $      21.45
                                                        ============     ============   ============   ============   ============
Total Return                                                   13.64%           27.25%        (13.85)%        25.75%         24.53%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                 $    5,463.0     $    4,993.0   $    3,717.6   $    4,161.4   $    1,772.0
   Ratio of Expenses to Average Net Assets                      1.00%            1.02%          1.07%          1.08%          1.17%
   Ratio of Net Investment Income to Average Net Assets         0.50%            0.23%          0.09%          0.26%          0.76%
   Portfolio Turnover Rate                                        14%              20%            32%            21%            69%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                      DECEMBER 31,
                                                                                                                          1999
                                                         YEAR ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED      THROUGH
                                                       SEPTEMBER 30,    SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                            2004             2003           2002           2001         2000 (c)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      27.37     $      21.56   $      25.10   $      21.40   $      18.42
Income (Loss) From Investment Operations:
   Net Investment Income (Loss)                                 0.09(a)          0.00(b)       (0.04)          0.00(b)        0.10
   Net Gains (Losses) on Securities (both realized and
     unrealized)                                                3.58             5.81          (3.50)          5.10           2.88
                                                        ------------     ------------   ------------   ------------   ------------
   Total From Investment Operations:                            3.67             5.81          (3.54)          5.10           2.98
Less Distributions:
   Dividends (from net investment income)                      (0.04)            0.00           0.00          (0.06)          0.00
   Distributions (from capital gains)                           0.00             0.00           0.00          (1.34)          0.00
                                                        ------------     ------------   ------------   ------------   ------------
   Total Distributions                                         (0.04)            0.00           0.00          (1.40)          0.00
Net Asset Value, End of Period                          $      31.00     $      27.37   $      21.56   $      25.10   $      21.40
                                                        ============     ============   ============   ============   ============
Total Return                                                   13.40%           26.95%        (14.10)%        25.28%         16.18%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                 $       98.0     $       93.1   $       64.4   $       35.4   $        6.8
   Ratio of Expenses to Average Net Assets                      1.21%            1.29%          1.36%          1.40%          1.41%*
   Ratio of Net Investment Income (Loss) to Average Net
     Assets                                                     0.29%           (0.04)%        (0.19)%        (0.08)%         0.59%*
   Portfolio Turnover Rate                                        14%              20%            32%            21%            69%

* Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Amount rounds to less than $0.01 per share.
(c) The date on which Class II shares were first sold to the public was December 31, 1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK EQUITY AND INCOME FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         YEAR ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                       SEPTEMBER 30,    SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                            2004             2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      20.30     $      17.18   $      17.45   $      16.50   $      15.68
Income (Loss) From Investment Operations:
   Net Investment Income                                        0.15             0.17           0.33(a)        0.08           0.35
   Net Gains (Losses) on Securities (both realized and
     unrealized)                                                2.81             3.19          (0.40)                    2.11 2.28
                                                        ------------     ------------   ------------   ------------   ------------
   Total From Investment Operations:                            2.96             3.36          (0.07)          2.19           2.63
Less Distributions:
   Dividends (from net investment income)                      (0.14)           (0.24)         (0.16)         (0.24)         (0.45)
   Distributions (from capital gains)                           0.00             0.00          (0.04)         (1.00)         (1.36)
                                                        ------------     ------------   ------------   ------------   ------------
   Total Distributions                                         (0.14)           (0.24)         (0.20)         (1.24)         (1.81)
   Redemption fee per share                                     0.00(b)            --             --             --             --
Net Asset Value, End of Period                          $      23.12     $      20.30   $      17.18   $      17.45   $      16.50
                                                        ============     ============   ============   ============   ============
Total Return                                                   14.64%           19.75%         (0.47)%        14.40%         18.51%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                 $    7,577.9     $    4,138.0   $    2,241.9   $      620.1   $       54.5
   Ratio of Expenses to Average Net Assets                      0.92%            0.93%          0.96%          0.98%          1.24%
   Ratio of Net Investment Income to Average Net Assets         0.78%            1.07%          1.71%          2.07%          3.04%
   Portfolio Turnover Rate                                        72%              48%            73%           124%            87%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                     JULY 13, 2000
                                                        YEAR ENDED       YEAR ENDED      YEAR ENDED     YEAR ENDED      THROUGH
                                                       SEPTEMBER 30,    SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                           2004             2003           2002           2001          2000 (c)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      20.24     $      17.15   $      17.40   $      16.49   $      15.51
Income (Loss) From Investment Operations:
   Net Investment Income                                        0.11             0.16           0.30(a)        0.07           0.30
   Net Gains (Losses) on Securities (both realized and
     unrealized)                                                2.79             3.15          (0.40)                    2.08 0.68
                                                        ------------     ------------   ------------   ------------   ------------
   Total From Investment Operations:                            2.90             3.31          (0.10)          2.15           0.98
Less Distributions:
   Dividends (from net investment income)                      (0.11)           (0.22)         (0.11)         (0.24)          0.00
   Distributions (from capital gains)                           0.00             0.00          (0.04)         (1.00)          0.00
                                                        ------------     ------------   ------------   ------------   ------------
   Total Distributions                                         (0.11)           (0.22)         (0.15)         (1.24)          0.00
Net Asset Value, End of Period                          $      23.03     $      20.24   $      17.15   $      17.40   $      16.49
                                                        ============     ============   ============   ============   ============
Total Return                                                   14.36%           19.46%         (0.60)%        14.07%          6.32%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                 $      478.7     $      246.6   $      118.7   $        3.3   $        0.4
   Ratio of Expenses to Average Net Assets                      1.17%            1.17%          1.20%          1.23%          1.32%*
   Ratio of Net Investment Income to Average Net Assets         0.53%            0.84%          1.50%          1.95%          2.59%*
   Portfolio Turnover Rate                                        72%              48%            73%           124%            87%

* Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Amount rounds to less than $0.01 per share.
(c) The date on which Class II shares were first sold to the the public was July 13, 2000.

THE OAKMARK GLOBAL FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                                   SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,
                                                                       2004              2003              2002
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $       16.98     $       11.30     $       10.83
Income (Loss) From Investment Operations:
   Net Investment Income                                                    0.09              0.01              0.00(a)(b)
   Net Gains (Losses) on Securities (both realized and unrealized)          2.71              5.67              0.76(c)
                                                                   -------------     -------------     -------------
   Total From Investment Operations:                                        2.80              5.68              0.76
Less Distributions:
   Dividends (from net investment income)                                   0.00(a)           0.00              0.00
   Distributions (from capital gains)                                      (0.05)             0.00             (0.29)
                                                                   -------------     -------------     -------------
   Total Distributions                                                     (0.05)             0.00             (0.29)
                                                                   -------------     -------------     -------------
   Redemption fee per share                                                 0.00(a)             --                --
Net Asset Value, End of Period                                     $       19.73     $       16.98     $       11.30
                                                                   =============     =============     =============
Total Return                                                               16.54%            50.27%             6.84%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                            $     1,336.3     $       704.8     $       175.6
   Ratio of Expenses to Average Net Assets                                  1.26%             1.28%             1.55%
   Ratio of Net Investment Income (Loss) to Average Net Assets              0.47%             0.00%(d)         (0.01)%
   Portfolio Turnover Rate                                                    16%               42%               86%

                                                                     YEAR ENDED        YEAR ENDED
                                                                   SEPTEMBER 30,      SEPTEMBER 30,
                                                                        2001              2000
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $       10.91      $        9.18
Income (Loss) From Investment Operations:
   Net Investment Income                                                    0.03               0.11
   Net Gains (Losses) on Securities (both realized and unrealized)          0.12              1.63
                                                                   -------------      -------------
   Total From Investment Operations:                                        0.15               1.74
Less Distributions:
   Dividends (from net investment income)                                  (0.17)             (0.01)
   Distributions (from capital gains)                                      (0.06)              0.00
                                                                   -------------      -------------
   Total Distributions                                                     (0.23)             (0.01)
                                                                   -------------      -------------
   Redemption fee per share                                                   --                --
Net Asset Value, End of Period                                     $       10.83      $       10.91
                                                                   =============      =============
Total Return                                                                1.37%             18.97%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                            $        48.2      $        27.2
   Ratio of Expenses to Average Net Assets                                  1.75%(e)           1.75%(e)
   Ratio of Net Investment Income (Loss) to Average Net Assets              0.00(e)            0.54%(e)
   Portfolio Turnover Rate                                                   114%               147%

(a) Amount rounds to less than $0.01 per share.
(b) Computed using average shares outstanding throughout the period.
(c) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating net asset value per share of the class.
(d) Amount rounds to less than 0.01%.
(e) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                                   SEPTEMBER 30,      SEPTEMBER 30,
                                                                       2001               2000
---------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                     1.80%              1.96%
Ratio of Net Income (Loss) to Average Net Assets                           (0.05)%             0.34%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK GLOBAL FUND

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                    OCTOBER 10, 2001
                                                                     YEAR ENDED       YEAR ENDED         THROUGH
                                                                    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                                        2004             2003            2002 (a)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $        16.84   $        11.24   $        11.25
Income (Loss) From Investment Operations:
   Net Investment Income (Loss)                                              0.05             0.02            (0.03)
   Net Gains (Losses) on Securities (both realized and unrealized)           2.69             5.58             0.31(b)
                                                                   --------------   --------------   --------------
   Total From Investment Operations:                                         2.74             5.60             0.28
Less Distributions:
   Dividends (from net investment income)                                    0.00             0.00             0.00
   Distributions (from capital gains)                                       (0.05)            0.00            (0.29)
                                                                   --------------   --------------   --------------
   Total Distributions                                                      (0.05)            0.00            (0.29)
Net Asset Value, End of Period                                     $        19.53   $        16.84   $        11.24
                                                                   ==============   ==============   ==============
Total Return                                                                16.32%           49.82%            2.31%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                            $         24.7   $          5.8   $          0.6
   Ratio of Expenses to Average Net Assets                                   1.50%            1.46%            1.86%*
   Ratio of Net Investment Income (Loss) to Average Net Assets               0.37%           (0.01)%          (0.26)%*
   Portfolio Turnover Rate                                                     16%              42%              86%

* Data has been annualized.
(a) The date on which Class II shares were first offered for sale to the public was October 10, 2001.
(b) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating net asset value per share of the class.

THE OAKMARK INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         YEAR ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                        SEPTEMBER 30,    SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                            2004             2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      15.67     $      12.17   $      12.51   $      15.40   $      13.95
Income (Loss) From Investment Operations:
   Net Investment Income                                        0.24             0.11           0.14           0.20           1.02
   Net Gains (Losses) on Securities (both realized and
     unrealized)                                                3.18             3.52          (0.31)         (2.07)          0.92
                                                        ------------     ------------   ------------   ------------   ------------
   Total From Investment Operations:                            3.42             3.63          (0.17)         (1.87)          1.94
Less Distributions:
   Dividends (from net investment income)                      (0.11)           (0.13)         (0.17)         (0.51)         (0.49)
   Distributions (from capital gains)                           0.00             0.00           0.00          (0.51)          0.00
                                                        ------------     ------------   ------------   ------------   ------------
   Total Distributions                                         (0.11)           (0.13)         (0.17)         (1.02)         (0.49)
                                                        ------------     ------------   ------------   ------------   ------------
   Redemption fee per share                                     0.00(a)            --             --             --             --
Net Asset Value, End of Period                          $      18.98     $      15.67   $      12.17   $      12.51   $      15.40
                                                        ============     ============   ============   ============   ============
Total Return                                                   21.92%           29.97%         (1.53)%       (13.10)%        14.27%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)                    $    4,036.9     $    2,676.6   $    1,393.8   $      738.5   $      782.4
   Ratio of Expenses to Average Net Assets                      1.20%            1.25%          1.31%          1.30%          1.30%
   Ratio of Net Investment Income to Average Net Assets         1.40%            1.03%          1.34%          1.40%          1.87%
   Portfolio Turnover Rate                                        21%              34%            24%            58%            64%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                       NOVEMBER 4,
                                                                                                                          1999
                                                          YEAR ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED     THROUGH
                                                        SEPTEMBER 30,    SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                            2004             2003           2002           2001         2000 (b)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      15.58     $      12.13   $      12.47   $      15.37   $      14.36
Income (Loss) From Investment Operations:
   Net Investment Income                                        0.18             0.08           0.15           0.17           0.96
   Net Gains (Losses) on Securities (both realized and
     unrealized)                                                3.16             3.48          (0.37)         (2.10)          0.54
                                                        ------------     ------------   ------------   ------------   ------------
   Total From Investment Operations:                            3.34             3.56          (0.22)         (1.93)          1.50
Less Distributions:
   Dividends (from net investment income)                      (0.06)           (0.11)         (0.12)         (0.49)         (0.49)
   Distributions (from capital gains)                           0.00             0.00           0.00          (0.48)          0.00
                                                        ------------     ------------   ------------   ------------   ------------
   Total Distributions                                         (0.06)           (0.11)         (0.12)         (0.97)         (0.49)
Net Asset Value, End of Period                          $      18.86     $      15.58   $      12.13   $      12.47   $      15.37
                                                        ============     ============   ============   ============   ============
Total Return                                                   21.52%           29.52%         (1.76)%       (13.44)%        10.79%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                 $      259.2     $      123.2   $       48.5   $        1.9   $        0.1
   Ratio of Expenses to Average Net Assets                      1.53%            1.67%          1.58%          1.64%          1.50%*
   Ratio of Net Investment Income to Average Net Assets         1.18%            0.69%          1.33%          0.62%          1.98%*
   Portfolio Turnover Rate                                        21%              34%            24%            58%            64%

* Data has been annualized.
(a) Amount rounds to less than $0.01 per share.
(b) The date on which Class II shares were first sold to the public was November 4, 1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         YEAR ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                       SEPTEMBER 30,     SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                           2004             2003           2002           2001           2000
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      13.74     $      10.17   $      10.00   $      11.51   $      12.64
Income (Loss) From Investment Operations:
   Net Investment Income                                        0.11             0.11           0.11           0.13           0.23
   Net Gains (Losses) on Securities (both realized and
     unrealized)                                                4.52             3.82           0.36(a)       (0.81)         (0.66)
                                                        ------------     ------------   ------------   ------------   ------------
   Total From Investment Operations:                            4.63             3.93           0.47          (0.68)         (0.43)
Less Distributions:
   Dividends (from net investment income)                      (0.12)           (0.09)         (0.16)         (0.34)         (0.11)
   Distributions (from capital gains)                           0.00            (0.27)         (0.14)         (0.49)         (0.59)
                                                        ------------     ------------   ------------   ------------   ------------
   Total Distributions                                         (0.12)           (0.36)         (0.30)         (0.83)         (0.70)
                                                        ------------     ------------   ------------   ------------   ------------
   Redemption Fee Per Share                                     0.01               --             --             --             --
Net Asset Value, End of Period                          $      18.26     $      13.74   $      10.17   $      10.00   $      11.51
                                                        ============     ============   ============   ============   ============
Total Return                                                   33.94%           39.78%          4.68%         (6.18)%        (3.44)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                 $      734.1     $      477.8   $      357.7   $      118.9   $       90.3
   Ratio of Expenses to Average Net Assets                      1.49%            1.57%          1.64%          1.74%          1.77%
   Ratio of Net Investment Income to Average Net Assets         0.72%            0.99%          1.28%          1.83%          1.99%
   Portfolio Turnover Rate                                        29%              30%            42%            49%            40%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                         JANUARY 8, 2001
                                                         YEAR ENDED       YEAR ENDED     YEAR ENDED           THROUGH
                                                        SEPTEMBER 30,    SEPTEMBER 30,  SEPTEMBER 30,      SEPTEMBER 30,
                                                            2004             2003           2002              2001 (b)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      13.69     $      10.14   $       9.97       $      10.73
Income (Loss) From Investment Operations:
   Net Investment Income                                        0.13             0.08           0.13(c)            0.15
   Net Gains (Losses) on Securities (both realized and
     unrealized)                                                4.52             3.81           0.30(a)           (0.91)
                                                        ------------     ------------   ------------       ------------
   Total From Investment Operations:                            4.65             3.89           0.43              (0.76)
Less Distributions:
   Dividends (from net investment income)                      (0.09)           (0.07)         (0.12)              0.00
   Distributions (from capital gains)                           0.00            (0.27)         (0.14)              0.00
                                                        ------------     ------------   ------------       ------------
   Total Distributions                                         (0.09)           (0.34)         (0.26)              0.00
Net Asset Value, End of Period                          $      18.25     $      13.69   $      10.14       $       9.97
                                                        ============     ============   ============       ============
Total Return                                                   34.11%           39.39%          4.25%             (7.08)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                 $        0.5     $        0.4   $        0.3       $        0.0
   Ratio of Expenses to Average Net Assets                      1.39%            1.81%          1.87%              1.97%*
   Ratio of Net Investment Income to Average Net Assets         0.75%            0.72%          1.06%              1.76%*
   Portfolio Turnover Rate                                        29%              30%            42%                49%

* Data has been annualized.
(a) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemption of Fund shares in relation to the fluctuating net asset value per share of the class.
(b) The date on which Class II shares were first sold to the public was January 8, 2001.
(c) Computed using average shares outstanding throughout the period.

THE OAKMARK FAMILY OF FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF HARRIS
  ASSOCIATES INVESTMENT TRUST:

     WE HAVE AUDITED THE ACCOMPANYING STATEMENT OF ASSETS AND LIABILITIES, INCLUDING THE SCHEDULES OF INVESTMENTS, OF HARRIS ASSOCIATES INVESTMENT TRUST COMPRISING THE OAKMARK FUND, THE OAKMARK SELECT FUND, THE OAKMARK EQUITY AND INCOME FUND, THE OAKMARK GLOBAL FUND, THE OAKMARK INTERNATIONAL FUND, AND THE OAKMARK INTERNATIONAL SMALL CAP FUND (COLLECTIVELY, THE "FUNDS"), AS OF SEPTEMBER 30, 2004, THE RELATED STATEMENT OF OPERATIONS FOR THE YEAR THEN ENDED, THE STATEMENTS OF CHANGES IN NET ASSETS FOR EACH OF THE TWO YEARS IN THE PERIOD THEN ENDED, AND THE FINANCIAL HIGHLIGHTS FOR EACH OF THE THREE YEARS IN THE PERIOD THEN ENDED. THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE THE RESPONSIBILITY OF THE FUNDS' MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS BASED ON OUR AUDITS. THE FUNDS' FINANCIAL HIGHLIGHTS FOR THE PERIODS ENDED PRIOR TO SEPTEMBER 30, 2002 WERE AUDITED BY OTHER AUDITORS WHO HAVE CEASED OPERATIONS. THOSE AUDITORS EXPRESSED AN UNQUALIFIED OPINION ON THOSE FINANCIAL HIGHLIGHTS IN THEIR REPORT DATED OCTOBER 26, 2001.

     WE CONDUCTED OUR AUDITS IN ACCORDANCE WITH STANDARDS OF THE PUBLIC COMPANY ACCOUNTING OVERSIGHT BOARD (UNITED STATES). THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDIT TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. OUR PROCEDURES INCLUDED CONFIRMATION OF SECURITIES OWNED AS OF SEPTEMBER 30, 2004, BY CORRESPONDENCE WITH THE FUNDS' CUSTODIAN AND BROKERS; WHERE REPLIES WERE NOT RECEIVED FROM BROKERS, WE PERFORMED OTHER AUDITING PROCEDURES. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDITS PROVIDE A REASONABLE BASIS FOR OUR OPINION.

     IN OUR OPINION, THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITION OF EACH OF THE FUNDS AS OF SEPTEMBER 30, 2004, THE RESULTS OF THEIR OPERATIONS FOR THE YEAR THEN ENDED, THE CHANGES IN THEIR NET ASSETS AND THEIR FINANCIAL HIGHLIGHTS FOR THE RESPECTIVE STATED PERIODS, IN CONFORMITY WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA.


/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
October 27, 2004

FEDERAL TAX INFORMATION (UNAUDITED)

Global, International and Int'l Small Cap paid qualifying foreign taxes of $1,916,498, $10,245,147 and $1,906,580 and earned $20,181,214, $108,932,465 and
$15,654,765 foreign source income during the year ended September 30, 2004, respectively. Pursuant to Section 853 of the Internal Revenue Code, Global, International and Int'l Small Cap designated $0.03, $0.05 and $0.05 per share as foreign taxes paid and $0.29, $0.48 and $0.39 per share as income earned from foreign sources for the year ended September 30, 2004, respectively.

Qualified dividend income ("QDI") received by the Funds through September 30, 2004 that qualified for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 are as follows:

   FUND                                                              QDI
   ---------------------------------------------------------------------
   Oakmark                                                 $  81,150,924
   Select                                                     80,755,137
   Equity and Income                                          40,348,482
   Global                                                     21,855,375
   International                                              83,032,159
   Int'l Small Cap                                            15,145,196

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended September 30, 2004, qualified for the dividends received deduction, as follows:

   FUND
   ---------------------------------------------------------------------
   Oakmark                                                        100.00%
   Select                                                         100.00%
   Equity and Income                                               54.99%

A portion of the dividends paid during the Funds' year ended September 30, 2004, qualified as QDI, as follows:

   FUND                                                            QDI %
   ---------------------------------------------------------------------
   Oakmark                                                            68%
   Select                                                             87%
   Equity and Income                                                  71%
   Global                                                            100%
   International                                                      95%
   Int'l Small Cap                                                    99%

This material must be preceded or accompanied by a prospectus. To order a prospectus, which explains management fees and expenses and the special risks of investing in the funds, visit www.oakmark.com or call 1-800-OAKMARK. Please read the prospectus carefully before investing.

The discussion of investments and investment strategy of the funds represents the investments of the funds and the views of fund managers and Harris Associates L.P., the funds' investment adviser, at the time of this article, and are subject to change without notice.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on Class I shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data call 1-800-OAKMARK.

INVESTING IN VALUE STOCKS PRESENTS THE RISK THAT VALUE STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM GROWTH STOCKS DURING GIVEN PERIODS.

THE OAKMARK SELECT FUND CLOSED TO NEW INVESTORS AS OF 5/4/01.

BECAUSE THE OAKMARK SELECT FUND IS NON-DIVERSIFIED, THE PERFORMANCE OF EACH HOLDING WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURN MORE VOLATILE THAN A MORE DIVERSIFIED FUND.

THE OAKMARK EQUITY & INCOME FUND CLOSED TO CERTAIN NEW INVESTORS AS OF 5/7/04.

EQUITY AND INCOME INVESTS IN MEDIUM- AND LOWER-QUALITY DEBT SECURITIES THAT HAVE HIGHER YIELD POTENTIAL BUT PRESENT GREATER INVESTMENT AND CREDIT RISK THAN HIGHER-QUALITY SECURITIES, WHICH MAY RESULT IN GREATER SHARE PRICE VOLATILITY. AN ECONOMIC DOWNTURN COULD SEVERELY DISRUPT THE MARKET IN MEDIUM OR LOWER GRADE DEBT SECURITIES AND ADVERSELY AFFECT THE VALUE OF OUTSTANDING BONDS AND THE ABILITY OF THE ISSUERS TO REPAY PRINCIPAL AND INTEREST.

THE OAKMARK GLOBAL FUND AND THE OAKMARK INTERNATIONAL FUND CLOSED TO CERTAIN NEW INVESTORS AS OF 12/15/03.

THE OAKMARK INTERNATIONAL SMALL CAP FUND CLOSED TO NEW INVESTORS AS OF 5/10/02.

INVESTING IN FOREIGN SECURITIES REPRESENTS RISKS WHICH IN SOME WAY MAY BE GREATER THAN IN U.S. INVESTMENTS. THOSE RISKS INCLUDE: CURRENCY FLUCTUATION; DIFFERENT REGULATION, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF AVAILABLE INFORMATION; GENERALLY HIGHER TRANSACTION COSTS; AND POLITICAL RISKS.

THE STOCKS OF SMALLER COMPANIES OFTEN INVOLVE MORE RISK THAN THE STOCKS OF LARGER COMPANIES. STOCKS OF SMALL COMPANIES TEND TO BE MORE VOLATILE AND HAVE A SMALLER PUBLIC MARKET THAN STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES, MAY NOT HAVE AS GREAT AN ABILITY TO RAISE ADDITIONAL CAPITAL AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

 1. Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

 2. Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

 3. During the period since inception (8/4/99 - 9/30/04), IPO's contributed an annualized 1.65% to the performance of the Oakmark Global Fund. As the IPO environment changes and the total net assets of the Fund grow, the impact of IPOs on performance is expected to diminish. "IPO" stands for Initial Public Offering, which is the first sale of stock by a company to the public.

 4. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot actually make investments in this index.

 5. The quoted passages are taken from "Julian Robertson- A Tiger in the Land of Bulls and Bears" written by Daniel Strachman and published in 2004 by John Wiley & Sons, Inc.

 6. The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies. This index is unmanaged and investors cannot actually make investments in this index.

 7. The Lipper Large Cap Value Fund Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot actually make investments in this index.

 8. The S&P MidCap 400 is an unmanaged broad market-weighted index of 400 stocks that are in the next tier down from the S&P 500 and that are chosen for market size, liquidity, and industry group representation. This index is unmanaged and investors cannot actually make investments in this index.

 9. The Lipper Mid Cap Value Fund Index measures the performance of the 30 largest U.S. mid-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

10. The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

11. Lehman Brothers Government/Corporate Bond Index is a benchmark index made up of the Lehman Brothers Government and Corporate Bond indexes, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot actually make investments in this index.

12. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of December 2003 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. This index is unmanaged and investors cannot actually make investments in this index.

13. The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot actually make investments in this index.

14. The MSCI World Index ex U.S. is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002 the MSCI World Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This index is unmanaged and investors cannot actually make investments in this index.

15. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of December 2003 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This index is unmanaged and investors cannot actually make investments in this index.

16. Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot actually make investments in this index.

17. EBIT refers to Earnings Before the deduction of payments for Interest and Taxes and is a measure of operating income.

18. The Lipper International Small Cap Average includes 100 mutual funds that invest in securities whose primary markets are outside of the U.S. This index is unmanaged and investors cannot actually make investments in this index.

THE OAKMARK FAMILY OF FUNDS

TRUSTEES AND OFFICERS

The board of trustees has overall responsibility for the conduct of the affairs of Harris Associates Investment Trust ("Trust"), and its six series, The Oakmark Family of Funds. Each trustee serves until the next annual meeting of shareholders and until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. Each trustee must retire at the end of the calendar year in which the trustee attains the age of 72. The board of trustees may fill any vacancy on the board provided that after such appointment, at least two-thirds of the trustees have been elected by the shareholders. No person shall be appointed or elected to serve as a trustee after attaining the age of 65. The shareholders may remove a trustee by a vote of two-thirds of the outstanding shares of the Trust at any meeting of shareholders called for the purpose of removing such trustee.

The board of trustees elects or appoints the officers of the Trust. The president, any vice president, treasurer and secretary serves until the election and qualification of his or her successor, or until he or she dies, resigns, or is removed or disqualified. Each other officer shall serve at the pleasure of the board of trustees. The board of trustees may remove any officer at any time, with or without cause, by the vote of a majority of the trustees then in office.

The names and ages of the trustees and officers, the position each holds with the Trust, the date each was first elected to office, their principal business occupations during the last five years and other directorships held are shown below.

NAME AND AGE AT SEPTEMBER 30, 2004, POSITIONS HELD WITH THE TRUST, DATE FIRST
   ELECTED OR APPOINTED TO OFFICE, PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS, OTHER DIRECTORSHIPS HELD

TRUSTEES WHO ARE "INTERESTED PERSONS"*

Peter S. Voss, 57, Trustee, 1995
   Chairman and Chief Executive Officer, IXIS Asset Management Group; Chairman, President and Chief Executive Officer, IXIS Asset Management North America, L.P., formerly CDC IXIS Asset Management North America, L.P. (investment management); Director, Harris Associates, Inc. ("HAI").

John R. Raitt, 49, Trustee, 2003, President, 2004
   President and Chief Executive Officer, HAI, Harris Associates Securities L.P. ("HASLP") and Harris Associates L.P. ("HALP"), since 2003; Chief Operating Officer, HALP, 2001-2002; Director of Research, HALP, 1998-2002. None.

TRUSTEES WHO ARE NOT "INTERESTED PERSONS"

Victor A. Morgenstern, 62, Trustee and Chairman of the Board of Trustees, 1991
   President, Resolute Advisors, Inc. (private investment management firm), since 2002; Chairman, Valor Equity Partners, LLC (private equity fund), since 2002; Managing Partner, Drill Hall Partners LLC; Chairman of the Board, HAI, 1996-2000; Chairman, Harris Partners, L.L.C., 1995-2000. Trustee, Illinois Institute of Technology (educational institution); Director, Bio-Sante Pharmaceuticals Inc. (developer of hormone therapy products).

Gary N. Wilner, M.D., 63, Trustee and Chairman of the Board of Trustees**, 1993
   Senior Attending Physician, Evanston Hospital; Medical
   Director--Cardiopulmonary Wellness Program, Evanston Hospital Corporation. Director, North American Scientific, Inc. (developer of radioisotopic products for the treatment and diagnosis of disease).

Michael J. Friduss, 62, Trustee, 1995
   Principal, MJ Friduss & Associates, Inc. (telecommunications consultants). None.

Thomas H. Hayden, 53, Trustee, 1995
   President, Greenhouse Communications (advertising agency), since 2004; Executive Vice President, Campbell Mithun (advertising and marketing communication agency), prior thereto. None.

Christine M. Maki, 43, Trustee, 1995
   Vice President--Tax, Hyatt Corporation (hotel management). Director, Illinois CPA Society.

Allan J. Reich, 56, Trustee, 1993
   Partner, Seyfarth Shaw LLP (law firm), since 2003; Vice Chairman of the law firm D'Ancona & Pflaum LLC, prior thereto. None.

Marv R. Rotter, 58, Trustee, 1995
   Senior Advisor to Chief Executive Officer, AXA Advisors, LLC (formerly named Rotter & Associates). None.

Burton W. Ruder, 60, Trustee, 1995
   President, The Academy Financial Group (venture capital investment and transaction financing firm); Manager, Cedar Green Associates (real estate management firm). None.

OFFICERS OF THE TRUST

Henry R. Berghoef, 55, Vice President and Portfolio Manager (The Oakmark Select
   Fund), 2000
   Director of Domestic Research, HALP, since 2003; Associate Director of Research, 2001-2002; Portfolio Manager and Analyst, HALP. None.

Kevin G. Grant, 40, Vice President and Portfolio Manager (The Oakmark Fund),
   2000
   Portfolio Manager and Analyst, HALP. None.

David G. Herro, 43, Vice President and Portfolio Manager (The Oakmark
   International Fund and The Oakmark International Small Cap Fund), 1992 Chief Investment Officer, International Equity, since 2003; Portfolio Manager and Analyst, HALP. None.

John J. Kane, 33, Assistant Treasurer, 1999
   Manager--Fund Accounting, HALP. None.

Robert M. Levy, 54, Executive Vice President, 2004
   Chairman, HAI, Chief Investment Officer, HALP, since 2001; President and Chief Executive Officer, HAI, HALP and HASLP, 1997-2002; Portfolio Manager, HALP. None.

Clyde S. McGregor, 51, Vice President and Portfolio Manager (The Oakmark Equity and Income Fund and
   The Oakmark Global Fund), 1995
   Portfolio Manager, HALP. None.

William C. Nygren, 45, Vice President and Portfolio Manager (The Oakmark Fund and The Oakmark Select Fund), 1996
   Portfolio Manager and Analyst, HALP. None.

Vineeta D. Raketich, 33, Vice President, 2003
   Manager, International Operations and Client Relations, HALP, since 2003; Supervisor, Mutual Fund and Institutional Services, HALP, prior thereto. None.

Janet L. Reali, 53, Vice President and Secretary, 2001
   Vice President, General Counsel and Secretary, HAI, HALP and HASLP, since 2001; Senior Executive Vice President, General Counsel and Secretary, Everen Capital Corp. and Everen Securities, Inc. (broker/dealer), 1995-1999. None.

Ann W. Regan, 56, Vice President and Assistant Secretary, 1996, Chief Compliance
   Officer, 2004
   Director of Mutual Fund Operations, HALP, 1996-2004. None.

Kristi L. Rowsell, 38, Treasurer, 1997
   Director, Chief Financial Officer and Treasurer, HAI, Chief Financial Officer, HALP and HASLP, since 1999. None.

Edward A. Studzinski, 55, Vice President and Portfolio Manager (The Oakmark
   Equity and Income Fund), 2000
   Portfolio Manager and Analyst, HALP. None.

Michael J. Welsh, 41, Vice President and Portfolio Manager (The Oakmark Global
   Fund, The Oakmark International Fund and The Oakmark International Small Cap
   Fund), 1997
   Director of International Research, since 2003; Portfolio Manager and Analyst, HALP. None.

* Mr. Voss is a trustee who is an "interested person" of the Funds as defined in the Investment Company of 1940, because he is a director of HAI, the general partner and manager of HALP, the investment adviser to the Funds. Mr. Voss is also the Chairman, President and Chief Executive Officer of IXIS Asset Management North America, L.P., formerly CDC IXIS Asset Management North America, L.P., the parent company of HALP. Mr. Raitt is a trustee who is an "interested person" of the Funds because he is the President and Chief Executive Officer of HAI, HASLP and HALP.

** Dr. Wilner will succeed Mr. Morgenstern as Chairman of the Board of Trustees on October 1, 2004.

The business address of the officers and trustees is Two North LaSalle Street, #500, Chicago, Illinois 60602.

The Statement of Additional Information (SAI) contains further information about the trustees and is available without charge upon your request by calling 1-800-625-6275.

THE OAKMARK FAMILY OF FUNDS

INVESTMENT PHILOSOPHY

All Oakmark managers follow a consistent investment philosophy--to invest in companies they believe are trading at a substantial discount to underlying business value. Critical to this philosophy is to invest with management teams who are committed to maximizing the company's business value.

THREE KEY TENETS OF OUR INVESTMENT PHILOSOPHY:

1 Buy businesses trading at a significant discount to our estimate of true business value.

2    Invest in companies expected to grow shareholder value over time.

3    Invest with management teams who think and act as owners.

INVESTMENT PROCESS

We seek to identify undervalued companies through an intensive, in-house research process. This process is not based on macro-economic factors, such as the performance of the economy or the direction of interest rates. Nor is it based on technical factors, such as the performance of the stock market itself. And, while some value managers might use only one summary statistic--such as price-earnings ratio--our investment professionals take a more in-depth approach using a range of valuation measures appropriate for a specific company or industry.

From the universe of thousands of equity securities, our team generates investment ideas through a variety of methods. If a security appears attractive, detailed quantitative and qualitative research follows. This careful process of identifying undervalued stocks results in an "approved list."

THE RESULT: a unified effort aimed at identifying the best values in the marketplace. From the list of approved stocks, each fund manager constructs a relatively focused portfolio, built on a stock-by-stock basis from the bottom up.

                                     INVEST
     Managers select stocks from the approved list for their specific funds
                                        ^
                                        |
                                  APPROVED LIST
                       Securities available for investment
                                        ^
                                        |
                      QUANTITATIVE AND QUALITATIVE RESEARCH
          Rigorous analysis is performed to ensure that the stock meets our strict value standards
                                        ^
                                        |
                                CRITERIA SCREENS
           Managers and research team screen for stocks that are worth further consideration
                                        ^
                                        |
                   UNIVERSE OF THOUSANDS OF EQUITY SECURITIES
                       All stocks available for investment

                          BOTTOM-UP INVESTMENT PROCESS

[SIDENOTE]

WHO SHOULD INVEST

Any investor who is seeking a disciplined value manager for the purposes of growing and diversifying a portfolio should consider one of The Oakmark Funds, keeping in mind that all equity investments should be considered long-term investments. As value investors, we recognize that patience is a virtue and believe that, over the long term, investors are rewarded for their patience. We generally hold the companies in which we invest for three to five years, a time horizon that we encourage our shareholders to consider as well.

HOW TO USE VALUE FUNDS IN AN OVERALL PORTFOLIO

Investment styles tend to move in cycles. One style may be in favor for a few years while the other is out of favor, and vice versa. Diversifying the stock portion of your portfolio may help reduce overall volatility--and potentially provide more consistent returns over time.

THE OAKMARK GLOSSARY

BOOK VALUE - A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

BUSINESS VALUE/INTRINSIC VALUE - The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

GROWTH INVESTING - Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (MERGERS & ACQUISITIONS) - Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

MARKET CAPITALIZATION (MARKET CAP OR CAP) - The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

MOMENTUM INVESTING - Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

MULTIPLE - A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B OR PRICE-TO-BOOK RATIO - A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E OR PRICE-TO-EARNINGS RATIO - The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

SHARE REPURCHASE - Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

VALUE INVESTING - Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

   Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"X TIMES EARNINGS" ("12 TIMES EARNINGS") - Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

[GRAPHIC]

                 (This page has been intentionally left blank.)

[OAKMARK FAMILY OF FUNDS LOGO]

                                 1-800-OAKMARK
                                www.oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member NASD. Date of first use: November 2004.

THE OAKMARK FAMILY OF FUNDS

OTHER INFORMATION

INVESTMENT ADVISER
   Harris Associates L.P.
   Two North LaSalle Street
   Chicago, Illinois 60602-3790

TRANSFER AGENT
   CDC IXIS Asset Management Services, Inc.
   Boston, Massachusetts

LEGAL COUNSEL
   Bell, Boyd & Lloyd LLC
   Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   Deloitte & Touche LLP
   Chicago, Illinois

FOR MORE INFORMATION:
   Please call 1-800-OAKMARK
   (1-800-625-6275)
   or 617-449-6274

WEBSITE
   www.oakmark.com

TO OBTAIN A PROSPECTUS, AN APPLICATION OR PERIODIC REPORTS, ACCESS OUR WEB SITE AT www.oakmark.com, OR CALL 1-800-OAKMARK (1-800-625-6275) OR (617) 449-6274.

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q's are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds website at www.oakmark.com; and on the Securities and Exchange Commissions website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of Class I shares held for 90 days or less from any Fund.

[CHART]

THE OAKMARK FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (4/5/01) TO PRESENT (9/30/04) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX

                 THE OAKMARK FUND CLASS II       S & P 500
  4/5/2001                        $ 10,000        $ 10,000
 6/30/2001                        $ 10,954        $ 10,585
 9/30/2001                        $  9,963        $  9,032
12/31/2001                        $ 11,040        $  9,997
 3/31/2002                        $ 11,497        $ 10,024
 6/30/2002                        $ 10,533        $  8,681
 9/30/2002                        $  8,782        $  7,181
12/31/2002                        $  9,434        $  7,787
 3/31/2003                        $  9,041        $  7,542
 6/30/2003                        $ 10,562        $  8,703
 9/30/2003                        $ 10,584        $  8,933
12/31/2003                        $ 11,773        $ 10,021
 3/31/2004                        $ 11,933        $ 10,191
 6/30/2004                        $ 12,188        $ 10,366
 9/30/2004                        $ 12,100        $ 10,173

                          AVERAGE ANNUAL TOTAL RETURNS
                                 (as of 9/30/04)

                                                                              SINCE
                                                                            INCEPTION
                                                          1-YEAR            (4/5/01)
          -----------------------------------------------------------------------------
          OAKMARK FUND CLASS II                           14.32%              5.61%

          S&P 500                                         13.63%             -1.64%

          The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

Harris Associates Securities L.P., member NASD, November 2004

[CHART]

THE OAKMARK SELECT FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (12/31/99) TO PRESENT (9/30/04) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX

             THE OAKMARK SELECT FUND CLASS II           S & P 500
12/31/1999                           $ 10,000           $  10,000
 3/31/2000                           $ 10,885           $   9,867
 6/30/2000                           $ 10,309           $  10,290
 9/30/2000                           $ 11,618           $  11,024
12/31/2000                           $ 12,542           $   9,578
 3/31/2001                           $ 13,876           $   9,058
 6/30/2001                           $ 15,146           $   9,204
 9/30/2001                           $ 14,554           $   7,662
12/31/2001                           $ 15,755           $   8,481
 3/31/2002                           $ 16,137           $   8,504
 6/30/2002                           $ 14,821           $   7,365
 9/30/2002                           $ 12,502           $   6,835
12/31/2002                           $ 13,748           $   7,019
 3/31/2003                           $ 13,673           $   6,337
 6/30/2003                           $ 15,871           $   7,290
  9/3/2003                           $ 15,871           $   7,660
12/31/2003                           $ 17,689           $   8,078
 3/31/2004                           $ 18,113           $   8,778
 6/30/2004                           $ 17,822           $   8,627
 9/30/2004                           $ 17,996           $   8,150

                          AVERAGE ANNUAL TOTAL RETURNS
                                 (as of 9/30/04)

                                                                               SINCE
                                                                             INCEPTION
                                                              1-YEAR         (12/31/99)
          ------------------------------------------------------------------------------
          OAKMARK SELECT FUND CLASS II                        13.40%           13.16%

          S&P 500                                             13.63%           -4.21%

          The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

Harris Associates Securities L.P., member NASD,November 2004

[CHART]

THE OAKMARK EQUITY AND INCOME FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (7/13/00) TO PRESENT (9/30/04) AS COMPARED TO THE LIPPER BALANCED FUND INDEX

                       THE OAKMARK EQUITY AND     LIPPER BALANCED
                         INCOME FUND CLASS II          FUND INDEX
 7/13/2000                           $ 10,000            $ 10,000
 9/30/2000                           $ 10,632            $ 10,199
12/31/2000                           $ 11,117            $ 10,064
 3/31/2001                           $ 11,563            $  9,559
 6/30/2001                           $ 12,497            $  9,895
 9/30/2001                           $ 12,128            $  9,145
12/31/2001                           $ 13,089            $  9,738
 3/31/2002                           $ 13,637            $  9,797
 6/30/2002                           $ 13,187            $  9,149
 9/30/2002                           $ 12,056            $  8,246
12/31/2002                           $ 12,786            $  8,697
 3/31/2003                           $ 12,487            $  8,537
 6/30/2003                           $ 14,123            $  9,469
 9/30/2003                           $ 14,401            $  9,663
12/31/2003                           $ 15,710            $ 10,431
 3/31/2004                           $ 16,354            $ 10,680
 6/30/2004                           $ 16,654            $ 10,666
 9/30/2004                           $ 16,468            $ 10,685

                          ANNUAL AVERAGE TOTAL RETURNS
                                 (as of 9/30/04)

                                                                               SINCE
                                                                             INCEPTION
                                                               1-YEAR        (7/13/00)
          ------------------------------------------------------------------------------
          OAKMARK EQUITY & INCOME FUND CLASS II                14.36%          12.55%

          Lipper Balanced Fund Index                           10.94%           1.06%

          The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

Harris Associates Securities L.P., member NASD, November 2004

[CHART]

THE OAKMARK GLOBAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (10/10/01) TO PRESENT (9/30/04) AS COMPARED TO THE MSCI WORLD INDEX

             THE OAKMARK GLOBAL FUND CLASS II    MSCI WORLD INDEX
10/10/2001                           $ 10,000            $ 10,000
12/31/2001                           $ 12,060            $ 10,859
 3/31/2002                           $ 13,362            $ 10,896
 6/30/2002                           $ 12,451            $  9,902
 9/30/2002                           $ 10,231            $  8,082
12/31/2002                           $ 11,760            $  8,700
 3/31/2003                           $ 10,494            $  8,260
 6/30/2003                           $ 14,008            $  9,667
 9/30/2003                           $ 15,328            $ 10,134
12/31/2003                           $ 17,454            $ 11,580
 3/31/2004                           $ 18,111            $ 11,883
 6/30/2004                           $ 18,358            $ 11,987
 9/30/2004                           $ 17,828            $ 11,867

                          ANNUAL AVERAGE TOTAL RETURNS
                                 (as of 9/30/04)

                                                                               SINCE
                                                                             INCEPTION
                                                             1-YEAR          (10/10/01)
          ------------------------------------------------------------------------------
          OAKMARK GLOBAL FUND CLASS II                        16.32%            21.45%

          MSCI World                                          18.10%             4.74%

          The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

Harris Associates Securities L.P., member NASD, November 2004

THE OAKMARK INTERNATIONAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (11/4/99) TO PRESENT (9/30/04) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX

[CHART]

                         THE OAKMARK INTERNATIONAL             MSCI WORLD
                         FUND CLASS II                         EX U.S. INDEX
 11/4/1999                     $   10,000                        $   10,000
12/31/1999                     $   10,596                        $   11,291
 3/31/2000                     $   10,567                        $   11,353
 6/30/2000                     $   11,303                        $   10,977
 9/30/2000                     $   11,079                        $   10,139
12/31/2000                     $   11,890                        $    9,781
 3/31/2001                     $   10,836                        $    8,412
 6/30/2001                     $   11,905                        $    8,346
 9/30/2001                     $    9,590                        $    7,175
12/31/2001                     $   11,245                        $    7,688
 3/31/2002                     $   12,525                        $    7,732
 6/30/2002                     $   12,230                        $    7,559
 9/30/2002                     $    9,413                        $    6,076
12/31/2002                     $   10,259                        $    6,474
 3/31/2003                     $    9,046                        $    5,987
 6/30/2003                     $   11,331                        $    7,137
 9/30/2003                     $   12,192                        $    7,714
12/31/2003                     $   14,093                        $    9,026
 3/31/2004                     $   14,595                        $    9,409
 6/30/2004                     $   14,854                        $    9,418
 9/30/2004                     $   14,815                        $    9,436

                          ANNUAL AVERAGE TOTAL RETURNS
                                 (as of 9/30/04)

                                                                                            SINCE
                                                                                          INCEPTION
                                                                          1-YEAR          (11/4/99)
                  ---------------------------------------------------------------------------------
                  OAKMARK INTERNATIONAL FUND CLASS II                     21.52%             8.34%

                  MSCI World ex. U.S.                                     25.58%            -1.38%

                  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

Harris Associates Securities L.P., member NASD, November 2004

[CHART]

THE OAKMARK INTERNATIONAL SMALL CAP FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (1/8/01) TO PRESENT (9/30/04) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX

                    THE OAKMARK INTERNATIONAL          MSCI WORLD
                      SMALL CAP FUND CLASS II       EX U.S. INDEX
  1/8/2001                           $ 10,000            $ 10,000
 3/31/2001                           $ 10,140            $  8,599
 6/30/2001                           $ 10,494            $  8,532
 9/30/2001                           $  9,292            $  7,335
12/31/2001                           $ 11,062            $  7,860
 3/31/2002                           $ 12,180            $  7,905
 6/30/2002                           $ 12,466            $  7,728
 9/30/2002                           $  9,686            $  6,212
12/31/2002                           $ 10,454            $  6,618
 3/31/2003                           $  9,172            $  6,120
 6/30/2003                           $ 11,845            $  7,297
 9/30/2003                           $ 13,501            $  7,886
12/31/2003                           $ 15,915            $  9,227
 3/31/2004                           $ 16,946            $  9,619
 6/30/2004                           $ 17,433            $  9,628
 9/30/2004                           $ 18,107            $  9,647

                          ANNUAL AVERAGE TOTAL RETURNS
                                 (as of 9/30/04)

                                                                               SINCE
                                                                             INCEPTION
                                                              1-YEAR          (1/8/01)
          -----------------------------------------------------------------------------
          OAKMARK INTERNATIONAL SMALL CAP FUND CLASS II       34.11%           17.26%

          MSCI World ex. U.S.                                 25.58%           -0.84%

          The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

Harris Associates Securities L.P., member NASD, November 2004

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including investment advisory fees, transfer agent fees, and other fund expenses. The examples below are intended to help shareholders understand the ongoing cost (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

ACTUAL EXPENSES

The following table provides information about actual account values and actual fund expenses for Class II of each Fund. The table shows the expenses a Class II shareholder would have paid on a $1,000 investment in each Fund from April 1, 2004 to September 30, 2004 as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. A Class II shareholder can estimate expenses incurred for the period by dividing the account value at September 30, 2004 by $1,000 and multiplying the result by the number in the Expenses Paid During the Period row as shown below.

                                                                                                             THE OAKMARK
                                                               THE OAKMARK                    THE OAKMARK   INTERNATIONAL
                                 THE OAKMARK    THE OAKMARK    EQUITY AND     THE OAKMARK    INTERNATIONAL    SMALL CAP
                                    FUND        SELECT FUND    INCOME FUND    GLOBAL FUND        FUND            FUND
-------------------------------------------------------------------------------------------------------------------------
Beginning Account Value          $   1,000.00   $   1,000.00   $   1,000.00   $   1,000.00   $   1,000.00   $    1,000.00
-------------------------------------------------------------------------------------------------------------------------
Ending Account Value             $   1,014.00   $     993.60   $   1,007.00   $     984.40   $   1,015.10   $    1,068.50
-------------------------------------------------------------------------------------------------------------------------
Expenses Paid During Period*     $       7.00   $       5.83   $       5.92   $       7.59   $       7.86   $        6.62
-------------------------------------------------------------------------------------------------------------------------
Annualized Expense Ratio                 1.39%          1.17%          1.18%          1.53%          1.56%           1.28%
-------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to each fund's annualized expense ratio for Class II, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses for Class II of each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the third line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                                             THE OAKMARK
                                                               THE OAKMARK                    THE OAKMARK   INTERNATIONAL
                                 THE OAKMARK    THE OAKMARK    EQUITY AND     THE OAKMARK    INTERNATIONAL    SMALL CAP
                                    FUND        SELECT FUND    INCOME FUND    GLOBAL FUND        FUND            FUND
-------------------------------------------------------------------------------------------------------------------------
Beginning Account Value          $   1,000.00   $   1,000.00   $   1,000.00   $   1,000.00   $   1,000.00   $    1,000.00
-------------------------------------------------------------------------------------------------------------------------
Ending Account Value             $   1,018.05   $   1,019.15   $   1,019.10   $   1,017.35   $   1,017.20   $    1,018.60
-------------------------------------------------------------------------------------------------------------------------
Expenses Paid During Period*     $       7.01   $       5.91   $       5.96   $       7.72   $       7.87   $        6.46
-------------------------------------------------------------------------------------------------------------------------
Annualized Expense Ratio                 1.39%          1.17%          1.18%          1.53%          1.56%           1.28%
-------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to each fund's annualized expense ratio for Class II, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 (to reflect the one-half year period).

ITEM 2. CODE OF ETHICS.

(a) Registrant has adopted a code of ethics (the "Code") that applies to its Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer.

(b) No disclosures are required by this Item 2(b).

(c) During the period covered by the report, no amendments were made to the provisions of the Code.

(d) During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit (a)(1) to this Form N-CSR. Copies of the Code will also be made available free of charge upon request, by writing or calling The Oakmark Funds, P.O. Box 8510, Boston, MA 02266-8510, 1-800-OAKMARK, (1-800-625-6275).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant's board of trustees has determined that each of the following five members of the Registrant's audit committee qualifies as an "audit committee financial expert," as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR: Thomas H. Hayden, Christine M. Maki, Allan J. Reich, Marv R. Rotter and Gary N. Wilner, M.D. Each of those members of Registrant's audit committee is "independent" as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Aggregate fees billed to the Registrant for professional services rendered by the Registrant's accountant were as follows:

                                     FISCAL YEAR           FISCAL YEAR
                                        ENDED                 ENDED
                                    SEPTEMBER 30,         SEPTEMBER 30,
                                         2004                  2003
                                    -------------         -------------
    Audit Fees(1)                    $   178,550           $  171,550
    Audit-Related Fees(2)            $    49,000           $   37,250
    Tax Fees(3)                      $    25,850           $   25,000
    All Other Fees(4)                $         0           $        0

During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has authorized its chairman to exercise that authority in the intervals between meetings; and the chairman presents any such pre-approvals to the audit committee at its next regularly scheduled meeting. Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may waived provided that: 1) the aggregate amount of fees for all such services provided constitutes no more than five percent of the total amount of fees paid by the Registrant to its principal accountant during the fiscal year in which such services are provided 2) such services were not recognized by management at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the Registrant's audit committee by management and approved prior to the completion of the audit.

No audit-related, tax or non-audit services were approved by waiver pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

----------
(1) "Audit Fees" include amounts for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2) "Audit-Related Fees" include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements, specifically the semi-annual reviews of the Funds in fiscal year 2004 and the Sarbanes-Oxley 302 readiness for the Funds in fiscal year 2003, $37,250 of which were borne by the investment adviser, Harris Associates L.P. (and are not included in the chart).

(3) "Tax Fees" include amounts for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The tax fees attributable to liquidation of The Oakmark Small Cap Fund were $2,100 and were borne by the investment adviser, Harris Associates L.P. (and are not included in the chart).

(4) "All Other Fees" include amounts for products and services provided by the principal accountant. No such products and services were provided.

The aggregate fees billed for the fiscal years ended September 30, 2004 and September 30, 2003 by the Registrant's principal accountant for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant were $253,400 and $233,800, respectively.

The audit committee of Registrant's board of trustees has considered whether the provision of non-audit services that were rendered by Registrant's principal accountant to Registrant's investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the annual report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The governance committee of Registrant's board of trustees, which is comprised entirely of independent trustees, is responsible for selecting and nominating persons for election or appointment as members of the Registrant's board of trustees ("Board"). At a Board meeting held on July 21, 2004, the Board adopted policies and procedures by which the governance committee will consider shareholder recommendations for trustee at such times as it considers electing new trustees to the Board.

On July 21, 2004 the Board also adopted procedures to be followed by a shareholder wishing to propose a candidate for consideration by the committee. Under those procedures, a shareholder may recommend a candidate for election to the Board by: (a) mailing his or her recommendation in writing to the attention of the chair of the Board

(Dr. Wilner) or the chair of the governance committee (Mr. Friduss), in either case c/o Janet Reali, Secretary, Harris Associates Investment Trust at
Two North LaSalle Street, Suite 500, Chicago, Illinois 60602-3790; and (b) including in the recommendation, at a minimum: (i) the name, address, date of birth and business, educational, and/or other pertinent background of the person being recommended, (ii) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940, (iii) any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated, (iv) the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held, and (v) the names of at least three professional references. The recommendation also can include any additional information which the person submitting it believes would assist the governance committee in evaluating the recommendation.

ITEM 10. CONTROLS AND PROCEDURES.

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics for Principal Executive Officer and Senior Financial Officers (as referenced in Item 2 above), attached hereto as Exhibit
         (a)(1).

   (2) Certifications of John R. Raitt, Principal Executive Officer, and Kristi L. Rowsell, Principal Financial Officer, pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii).

(b)      Certification of John R. Raitt, Principal Executive Officer and Kristi
         L. Rowsell, Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust


By:   /s/ John R. Raitt
      --------------------------------------
      John R. Raitt
      Principal Executive Officer
Date: November 18, 2004
      --------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /s/ John R. Raitt
      --------------------------------------
      John R. Raitt
      Principal Executive Officer
Date: November 18, 2004
      --------------------------------------


By:   /s/ Kristi L. Rowsell
      --------------------------------------
      Kristi L. Rowsell
      Principal Financial Officer
Date: November 18, 2004
      --------------------------------------